[GRAPHIC OF ALLEGHANY FUNDS LOGO OMITTED]



                  Semi-Annual
--------------------------------------------------------------------------------
                  REPORT
--------------------------------------------------------------------------------
                  ALLEGHANY/MONTAG & CALDWELL GROWTH FUND
                  ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND
                  ALLEGHANY/CHICAGO TRUST TALON FUND
                  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
                  ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND
                  ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND
                  ALLEGHANY/MONTAG & CALDWELL BALANCED FUND
                  ALLEGHANY/CHICAGO TRUST BALANCED FUND
                  ALLEGHANY/CHICAGO TRUST BOND FUND
                  ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
                  ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

          --------------
          APRIL 30, 2000
          --------------

[GRAPHIC OF ALLEGHANY FUNDS LOGO OMITTED]
--------------------------------------------------------------------------------
April 30, 2000



Dear Shareholder,


First and foremost, let me take this opportunity to thank you for entrusting us with your investment needs. Your trust is the most important asset we hold here at Alleghany Funds, particularly during this volatile time in the market.

One of our main initiatives for the new year is to bring you even closer to the managers who run your funds. To this end, we have added a new feature to this Semi-Annual Report: Portfolio Manager Commentaries. Along with our Web site and quarterly FUNDFACTS, Portfolio Manager Commentaries are another means for our managers to keep you in the loop.

Upon reviewing these Portfolio Manager Commentaries, one theme stood out for me. Even when facing one of the most volatile markets in the last decade, our managers have continued to manage their funds as they always have--with discipline, with experience, and, most importantly, with strict adherence to an investment process.

I believe that this is the single most important factor in the success of Alleghany Funds. While the investment process may vary from style to style and fund to fund, all of our managers employ a process that enables them to see beyond the noise generated by market volatility and focus on the business at hand.

As President of Alleghany Funds, I view our dedication to process as a competitive edge. As a shareholder, I take a more personal view: our dedication to process helps me sleep better at night. I hope you feel the same way.

Sincerely,

/S/  SIGNATURE
Kenneth Anderson
President

ALLEGHANY FUNDS ARE NO-LOAD MUTUAL FUNDS DISTRIBUTED BY PROVIDENT DISTRIBUTORS, INC., KING OF PRUSSIA, PA 19406. THIS IS NOT AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY SHARES OF ANY OF THE FUNDS DESCRIBED. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. THIS INFORMATION MUST BE ACCOMPANIED OR PRECEDED BY A PROSPECTUS.

Shareholder Services  800 992-8151  www.AlleghanyFunds.com
THE CHICAGO TRUST COMPANY [BULLET] MONTAG & CALDWELL [BULLET] VEREDUS ASSET MANAGEMENT [BULLET] BLAIRLOGIE CAPITAL MANAGEMENT

Table of Contents

SUMMARY INFORMATION                                           2
----------------------------------------------------------------
PORTFOLIO MANAGER COMMENTARIES:
----------------------------------------------------------------
  ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                     5
----------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                6
----------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST TALON FUND                          7
----------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                8
----------------------------------------------------------------
  ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                    9
----------------------------------------------------------------
  ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND          10
----------------------------------------------------------------
  ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                 11
----------------------------------------------------------------
  ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                  12
----------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST BALANCED FUND                      13
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  ALLEGHANY/CHICAGO TRUST BOND FUND                          14
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  ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                15
----------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                  16
----------------------------------------------------------------
SCHEDULE OF INVESTMENTS:
----------------------------------------------------------------
  ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                    17
----------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND               18
----------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST TALON FUND                         19
----------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND               20
----------------------------------------------------------------
  ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                   21
----------------------------------------------------------------
  ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND          23
----------------------------------------------------------------
  ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                 26
----------------------------------------------------------------
  ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                  30
----------------------------------------------------------------
  ALLEGHANY/CHICAGO TRUST BALANCED FUND                      32
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  ALLEGHANY/CHICAGO TRUST BOND FUND                          35
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  ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                38
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  ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                  41
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STATEMENT OF ASSETS AND LIABILITIES                          44
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STATEMENT OF OPERATIONS                                      48
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STATEMENT OF CHANGES IN NET ASSETS                           52
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FINANCIAL HIGHLIGHTS                                         58
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NOTES TO FINANCIAL STATEMENTS                                73
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THE CHICAGO TRUST COMPANY
With roots going back to 1887, Chicago Trust manages portfolios for mutual fund, institutional and high net worth clients.The firm also provides investment, trustee and administrative services for pension, profit sharing and 401(k) plans.

MONTAG & CALDWELL, INC.
Founded in 1945 in Atlanta, Montag & Caldwell is one of the oldest and most well-respected investment counseling firms in the Southeast. The firm manages investments for institutions and retirement plans, as well as for individual clients.

VEREDUS ASSET MANAGEMENT LLC
A specialist in small company growth stocks, Veredus manages institutional accounts, individual client accounts and mutual funds and is based in Louisville, Kentucky. The firm was founded by B. Anthony Weber, a former principal with Fred Alger & Co., a well-known New York-based growth stock research and investment firm.

BLAIRLOGIE CAPITAL MANAGEMENT
Based in Edinburgh, Scotland, Blairlogie specializes in managing international and emerging market portfolios for institutions and mutual funds. The firm is a registered investment advisor in the United States and the United Kingdom.

    ALLEGHANY FUNDS
-------------------
    PERFORMANCE FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

    SUMMARY INFORMATION
--------------------------------------------------------------------------------


                                                                        ALLEGHANY/ CHICAGO TRUST GROWTH &
                         ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                   INCOME FUND
                            CLASS N                    CLASS I
TOTAL RETURNS:
Six Months ............      5.27%                     5.41%                         13.26%
One Year ..............     10.16%                    10.56%                         14.59%
Three Year
   Average Annual .....     24.12%                    24.50%                         27.38%
Five Year
   Average Annual .....     27.32%                      N/A                          27.43%
Average Annual
   Since Inception ....     26.78%                    25.41%                         23.15%
Inception Date ........    11/02/94                  06/28/96                       12/13/93

TOP TEN HOLDINGS
as of April  30, 2000                                                   as of April 30, 2000
COMPANY AND % OF TOTAL NET ASSETS                                       COMPANY AND % OF TOTAL NET ASSETS

Pfizer, Inc. ...........................   6.34%                        EMC Corp. ..............................   4.90%
Hewlett-Packard Co. ....................   4.43%                        Cisco Systems, Inc. ....................   4.54%
Gillette Co. ...........................   4.29%                        Sun Microsystems, Inc. .................   4.27%
Coca-Cola Co. ..........................   4.13%                        Nokia Corp., ADR .......................   4.21%
Electronic Data Systems Corp. ..........   4.05%                        AES Corp. ..............................   3.57%
McDonald's Corp. .......................   4.02%                        Sysco Corp. ............................   3.39%
Lucent Technologies, Inc. ..............   3.84%                        Electronic Data Systems Corp. ..........   3.27%
Home Depot, Inc. .......................   3.78%                        Computer Associates International, Inc.    3.00%
Johnson & Johnson ......................   3.48%                        Harley-Davidson, Inc. ..................   2.99%
MCI WorldCom, Inc. .....................   3.45%                        General Electric Co. ...................   2.96%
-----------------------------------------------------------------------

                                ALLEGHANY/CHICAGO TRUST TALON FUND              ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND
TOTAL RETURNS:
Six Months                                    29.61%                                              10.34%
One Year                                      24.43%                                               2.94%
Three Year
   Average Annual                             12.97%                                                N/A
Five Year
   Average Annual                             17.80%                                                N/A
Average Annual
   Since Inception                            17.25%                                               0.98%
Inception Date                               09/19/94                                            11/10/98


TOP TEN HOLDINGS
as of April  30, 2000                                                           as of April 30, 2000
COMPANY AND % OF TOTAL NET ASSETS                                               COMPANY AND % OF TOTAL NET ASSETS
Newbridge Networks Corp. ...............   6.27%                                United Asset Management Co. ............   3.43%
Magna International, Inc., Class A .....   5.71%                                Cytec Industries, Inc. .................   3.34%
CNF Transportation, Inc. ...............   5.49%                                ChoicePoint, Inc. ......................   3.29%
Andrew Corp. ...........................   5.41%                                CCB Financial Corp. ....................   3.28%
Mattel, Inc. ...........................   4.88%                                Cullen/Frost Bankers, Inc. .............   3.21%
Mentor Graphics Corp. ..................   4.34%                                Meredith Corp. .........................   3.14%
Houghton Mifflin Co. ...................   4.01%                                First Charter Corp. ....................   3.04%
Unisys Corp. ...........................   3.82%                                Commercial Federal Corp. ...............   3.04%
Wallace Computer Services, Inc. ........   3.72%                                Horace Mann Educators Corp. ............   2.96%
ACNielsen Corp. ........................   3.30%                                Sante Fe Snyder Corp. ..................   2.87%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                   ALLEGHANY/VEREDUS AGGRESSIVE                     ALLEGHANY/ BLAIRLOGIE INTERNATIONAL
                                          GROWTH FUND (A)                                   DEVELOPED FUND (B)
                                                                                      CLASS N                    CLASS I
TOTAL RETURNS:
Six Months ............                       59.41%                                   4.54%                      4.67%
One Year ..............                      108.58%                                  10.14%                     10.44%
Three Year
   Average Annual .....                        N/A                                    12.07%                     12.40%
Five Year
   Average Annual .....                        N/A                                    10.14%                     10.46%
Average Annual
   Since Inception ....                       70.22%                                  10.71%                     10.55%
Inception Date ........                     06/30/98                                 11/30/94                   06/08/93

TOP TEN HOLDINGS
as of April 30, 2000                                                            as of April 30, 2000
COMPANY AND % OF TOTAL NET ASSETS                                               COMPANY AND % OF TOTAL NET ASSETS
Varian Semiconductor Equipment Associates, Inc.  8.05%                          Nokia Oyj ..................................   3.71%
FileNET Corp. .................................  4.23%                          Sweden Opal ................................   2.45%
Electroglas, Inc. .............................  3.60%                          Deutsche Telekom AG ........................   2.33%
R&B Falcon Corp. ..............................  3.08%                          Nippon Telegraph & Telephone Corp. .........   2.11%
Varian Inc. ...................................  3.05%                          Toyota Motor Corp. .........................   2.03%
Marine Drilling Cos., Inc. ....................  2.87%                          Vodafone AirTouch Plc ......................   1.89%
Tekelec .......................................  2.73%                          Allianz AG .................................   1.78%
Novoste Corp. .................................  2.70%                          Murata Manufacturing Co., Ltd. .............   1.76%
Cytyc Corp. ...................................  2.69%                          Fanuc, Ltd. ................................   1.70%
Oxford Health Plans, Inc. .....................  2.62%                          Telefonica SA ..............................   1.55%
--------------------------------------------------------------------------------

                                   ALLEGHANY/BLAIRLOGIE EMERGING                        ALLEGHANY/MONTAG & CALDWELL
                                         MARKETS FUND (C)                                      BALANCED FUND
                                 CLASS N                  CLASS I                     CLASS N                    CLASS I
TOTAL RETURNS:
Six Months ............          16.51%                    16.55%                      4.14%                      4.27%
One Year ..............          20.31%                    20.57%                      7.01%                      7.32%
Three Year
   Average Annual .....          (0.79)%                  (0.55)%                     17.39%                       N/A
Five Year
   Average Annual .....           2.32%                    2.61%                      19.17%                       N/A
Average Annual
   Since Inception ....          (4.28)%                   4.98%                      19.00%                      8.57%
Inception Date ........         10/20/94                  06/01/93                   11/02/94                   12/31/98

TOP TEN HOLDINGS
as of April 30, 2000                                                       as of April 30, 2000
COMPANY AND % OF TOTAL NET ASSETS                                          COMPANY AND % OF TOTAL NET ASSETS
Samsung Electronics ...............................   3.60%                Pfizer, Inc. ................................   3.93%
Telecomunicacoes Brasileiras SA,                                           Gillette Co. ................................   2.62%
   Pfd Block, SP ADR ..............................   3.41%                Hewlett-Packard Co. .........................   2.62%
Telefonos de Mexico SA, SP ADR ....................   3.19%                Electronic Data Systems Corp. ...............   2.57%
Taiwan Fund, Inc. .................................   3.15%                Coca-Cola Co. ...............................   2.46%
Magyar Tavkozlesi, Rights .........................   2.64%                Circuit City Stores-Circuit City Group ......   2.42%
Winbond Electronic Corp., GDR .....................   2.62%                Johnson & Johnson ...........................   2.42%
MSCI Taiwan OPALS .................................   2.57%                McDonald's Corp. ............................   2.37%
Korea Electric Power Corp. ........................   2.20%                Lucent Technologies, Inc. ...................   2.27%
Turkiye Is Bankasi, Class C .......................   2.12%                Home Depot, Inc. ............................   2.23%
Korea Fund ........................................   1.77%
-------------------------------------

(a) Prior to December 7, 1998, the performance figures reflected are those of a predecessor fund, Veredus Growth Fund.
(b) Prior to May 1, 1999, the performance figures reflected are those of a predecessor fund, PIMCO International Developed Fund.
(c) Prior to May 1, 1999, the performance figures reflected are those of a predecessor fund, PIMCO Emerging Markets Fund.

                                                                               3

    ALLEGHANY FUNDS
-------------------
    PERFORMANCE FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

    SUMMARY INFORMATION - CONTINUED
--------------------------------------------------------------------------------


                               ALLEGHANY/CHICAGO TRUST BALANCED FUND                 ALLEGHANY/CHICAGO TRUST BOND FUND
TOTAL RETURNS:
Six Months ..............                      8.41%                                               1.83%
One Year ................                      9.03%                                               1.35%
Three Year
   Average Annual .......                     19.00%                                               5.79%
Five Year
   Average Annual .......                       N/A                                                6.58%
Average Annual
   Since Inception ......                     17.99%                                               5.62%
Inception Date ..........                    09/21/95                                            12/13/93

TOP TEN HOLDINGS
as of April 30, 2000                                           as of April 30, 2000
COMPANY AND % OF TOTAL NET ASSETS                              COMPANY AND % OF TOTAL NET ASSETS
EMC Corp. .........................................    2.90%   Government National Mortgage Association
Cisco Systems, Inc. ...............................    2.67%      7.000%, 09/15/28, Pool #458926 .................    3.55%
Nokia Corp., ADR ..................................    2.52%   Federal National Mortgage Association
Sun Microsystems, Inc. ............................    2.51%      7.500%, 02/01/30, Pool #529028 .................    2.99%
Sysco Corp. .......................................    2.42%   Federal Home Loan Mortgage Corporation
AES Corp. .........................................    2.31%      8.000%, 02/01/30, Pool #C00922 .................    2.98%
Solectron Corp. ...................................    2.10%   U.S. Treasury Bond 6.000%, 02/15/26 ...............    2.78%
Electronic Data Systems Corp. .....................    2.05%   Federal Home Loan Mortgage Corporation
Sybron International Corp. ........................    2.00%      5.750%, 07/15/03, Debentures ...................    2.73%
Harley-Davidson, Inc. .............................    1.93%   Federal Home Loan Mortgage Corporation
                                                                  7.500%, 11/01/29, Gold Pool #C32468 ............    2.03%
                                                               U.S. Treasury Bond 7.125%, 02/15/23 ...............    1.97%
                                                               AT&T Corp. 6.000%, 03/15/09 .......................    1.91%
                                                               Lukens, Inc. 7.625%, 08/01/04 .....................    1.86%
                                                               Federal Home Loan Bank
                                                                  6.500%, 11/15/06, Series PX02 ..................    1.84%


                            ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND
TOTAL RETURNS:
Six Months ..............                      2.23%
One Year ................                     (0.92)%
Three Year
   Average Annual .......                      3.57%
Five Year
   Average Annual .......                      4.02%
Average Annual
   Since Inception ......                      3.49%
Inception Date ..........                    12/13/93


TOP TEN HOLDINGS
as of April 30, 2000
COMPANY AND % OF TOTAL NET ASSETS
Evanston, G.O., Prerefunded 12/01/02,
   6.100%, 12/01/09 ................................   3.22%
Indianapolis Public Improvement Revenue,
   Series B, 6.000%, 01/10/20 ......................   3.20%
Phoenix Civic Improvement Corp., Water
   System Revenue, Junior Lien 6.000%, 07/01/02 ....   3.19%
Pennsylvania Intergovernmental Cooperative
   Authority, Special Tax Revenue, City of
   Philadelphia Funding Program, Escrowed to
   Maturity, 6.000%, 06/15/02 ......................   3.17%
Texas Municipal Power Agency Revenue,
   5.500%, 09/01/10 ................................   3.17%
State of California, G.O., Series A39,
   5.250%, 06/30/00 ................................   3.12%
King County, Series A, G.O.,
   5.800%, 01/01/04 ................................   3.04%
New York State Dormitory Authority
   Revenue, Series C, 5.100% 05/15/03 ..............   3.00%
Chicago Board of Education, School
   Reform Board, Series A, G.O.
   5.250%, 12/01/21 ................................   2.89%
Salt River Project, Agricultural Improvement
   and Power District Electric System Revenue
   Refunding, Series A, 5.500%, 01/01/05 ...........   2.86%

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/MONTAG & CALDWELL GROWTH FUND

    PORTFOLIO MANAGER COMMENTARY                                  APRIL 30, 2000
--------------------------------------------------------------------------------
                                             [PHOTO OF RONALD CANAKARIS OMITTED]
                                                        Ronald E. Canakaris, CFA

Q   How did the Fund perform during
-------
    the six month period ended April 30, 2000?

A Alleghany/Montag & Caldwell Growth Fund, Class N and Class I, produced total returns of 5.27% and 5.41%, respectively, for the period. In comparison, the Fund's benchmark, the Standard & Poor's 500 Index ("S&P[REGISTERED MARK] 500 Index"), returned 7.20% while the Fund's peer group, as measured by the Lipper Large-Cap Growth Fund Index, returned 16.31%. The Fund was adversely affected by a lower-than-market allocation to the technology sector and a higher concentration in the consumer staples area.

Q   What strategies did you employ during
-------
    the period?

A TECHNOLOGY. Escalating valuations, well beyond fair values and premiums, led to the successive trimming and the eventual sale of Oracle and EMC Corp. during the period. Price volatility in Lucent Technologies, Inc. (3.8% of net assets) provided a buying opportunity in this leading supplier of advanced telecommunications systems. We believe Lucent is well positioned to benefit from heavy spending by telephone carriers in the industry. Buying opportunities also led to additions to Solectron Corp. (3.1%) and Dell Computer Corp. (2.6%).

    CONSUMER PRODUCTS. Well-known, multinational consumer companies appear well-positioned for accelerating earnings momentum as we approach the summer. The continued weakness in these companies' stock prices led to additional purchases of Coca-Cola Co. (4.1%), McDonald's Corp. (4.0%), and PepsiCo, Inc. (2.1%). Home Depot's (3.8%) strong performance last year caused us to trim the stock early in the period. Continued strong sales results and the positive movement to digital technology in consumer electronics prompted us to increase our exposure to Circuit City Stores-Circuit City Group (3.3%).

    FINANCIAL SERVICES. Higher interest rates caused the financial sector to weaken, allowing us to add to Wells Fargo & Co. (2.7%) and purchase an initial position in Citigroup, Inc. (2.1%).

    HEALTH CARE. The performance of the health care sector remained neutral as legislative pricing control concerns continue to linger. Buying opportunities arose in Pfizer, Inc. (6.3%) and Johnson & Johnson (3.5%), and the strong performance in Medtronic, Inc. (3.4%) forced us to trim our holding slightly.

Q   What other factors affected the Fund's
-------
    performance?

A Stocks were adversely affected by rising interest rates and concerns about inflation. For much of the period, stock market investors shunned most sectors of the market except technology, believing that "new economy" companies were the only ones likely to grow, regardless of the environment. However, by mid-March, investor jitters also knocked down technology stocks, which had risen to speculative heights.

Q   What is your outlook?
-------
A The stock market's recent weakness is partly due to the increase in short-term interest rates as engineered by the Federal Reserve Board (the "Fed") to slow down inflation. Higher interest rates increase the costs of borrowing for consumers and businesses and reduce the attractiveness of stocks versus higher yielding bonds. Although the Fed has struggled to slow the economy, we believe that the stock market should improve as investors begin to believe that the Fed will be successful at influencing a soft landing for the U.S. economy. In the meantime, we continue to navigate the market volatility in search for opportunities, while remaining true to our investment disciplines and philosophy. Global, leading market share companies in the consumer, pharmaceutical, technology, financial and industrial growth sectors are well-positioned to take advantage of enormous longer-term opportunities deriving from the triumph of capitalism and recovering global economies.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY MARKET SECTOR
Technology                        21%
Other Common Stocks               17%
Pharmaceuticals                   12%
Retail                            12%
Finance                           10%
Consumer Non-Durables              8%
Telecommunications Equipment       6%
Food and Beverage                  6%
Medical Supplies                   6%
Cash and Other Net Assets          2%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

                 ALLEGHANY/MONTAG & CALDWELL
                    GROWTH FUND--CLASS N
                      GROWTH OF $10,000

                             LIPPER         ALLEGHANY/MONTAG
      S&P[REGISTRATION  LARGE-CAP GROWTH    & CALDWELL GROWTH
       MARK] 500 INDEX    FUND INDEX        FUND CLASS N SHARES
11/94     $10,000           $10,000             $10,000
04/95      11,046            10,690              10,999
10/95      12,641            12,691              13,187
04/96      14,380            14,119              15,065
10/96      15,685            15,207              17,131
04/97      17,992            16,561              19,245
10/97      20,720            19,441              22,925
04/98      25,381            23,480              27,690
10/98      25,277            23,176              27,027
04/99      30,916            29,771              33,408
10/99      31,761            31,787              34,958
04/00      34,041            36,973              36,802


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P[REGISTERED MARK] 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND

    PORTFOLIO MANAGERS COMMENTARY                                 APRIL 30, 2000
--------------------------------------------------------------------------------
                        [PHOTOS OF BERNARD MYSZKOWSKI AND RICHARD DRAKE OMITTED]
                               Bernard F. Myszkowski, CFA  Richard S. Drake, CFA


Q   How did the Fund perform during
-------
    the  six month period ended April 30, 2000?

A Alleghany/Chicago Trust Growth & Income Fund produced a total return of 13.26%. In comparison, its benchmark, the S&P[REGISTERED MARK] 500 Index, returned 7.20% while the Lipper Large-Cap Fund Growth Index, a measure of its peer group, returned 16.31%.

Q   What factors affected the Fund's
-------
    performance?

A Stocks were adversely affected by rising interest rates and concerns about inflation. For much of the period, stock market investors shunned most sectors of the market except technology, believing that "new economy" companies were the only ones likely to grow, regardless of the environment. However, by mid-March, investor jitters also knocked down technology stocks, which had risen to unrealistic heights. As a result, the growth investing style, that from a performance standpoint, had been so dominant over the past several quarters, gave way to value investors toward the end of the period.

Q What sectors performed well?
-----

A Despite the correction in March and April, technology had a very positive influence on the Fund's performance during the period. Indeed, a number of holdings performed so well that we had to trim them from the portfolio because they exceeded our individual holding guideline. Our policy is that no one stock should represent more than 5% of the Fund's assets. Accordingly, we reduced our positions in EMC Corp., Sun Microsystems, Inc. and Cisco Systems, Inc. (4.9%, 4.3% and 4.5% of net assets, respectively). We like these securities and continue to hold positions in them. With the gains from the realignment of the portfolio, we were able to add two new technology/telecommunications companies to the Fund during the quarter--Dell Computer Corp. and Nokia Corp. Dell Computer Corp. (2.2% of net assets) manufactures computer equipment and markets directly to customers including individual, corporate, government and educational accounts. Although Dell was negatively impacted in late 1999 by a reluctance by companies to purchase computers due to Y2K fears, the company is seeing a gradual turnaround in sales orders. Nokia Corp. (4.2%) was added to the portfolio, because it continues to be the dominant global player in wireless handsets, a market that has significant growth potential.

Q What areas performed poorly?
-----

A During the period, the Fund's performance was hindered by poor returns of securities in the financial sector. Several increases in short-term interest rates by the Fed did not bode well for the sector as a whole. In addition, we sold our holdings in Newell Rubbermaid as our research led us to believe revenue and earnings growth were slowing. Although technology stocks corrected sharply during March and April, the impact on the Fund was less pronounced than our competition because we did not chase technology stocks beyond what we thought were reasonable valuations.

Q   What is your outlook?
-------

A We are committed to our long-term process, which is to purchase companies at attractive prices that we believe have strong revenue and earnings growth potential in fundamentally solid industries. For the long term, we believe that our bottom-up approach and analysis of individual stocks across a wide array of sectors should provide value to shareholders.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY MARKET SECTOR
Technology                        30%
Other Common Stocks               25%
Finance                           12%
Consumer Durables                  7%
Telecommunications Equipment       7%
Cash and Other Net Assets          5%
Retail                             4%
Utility                            4%
Consumer Non-Durables              3%
Food and Beverage                  3%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

                    ALLEGHANY/CHICAGO TRUST
                      GROWTH & INCOME FUND
                       GROWTH OF $10,000

      S&P[REGISTRATION       LIPPER         ALLEGHANY/CHICAGO
         MARK] 500          LARGE-CAP        TRUST GROWTH &
           INDEX       GROWTH FUND INDEX       INCOME FUND
12-93     $10,000           $10,000             $10,000
04-94       9,745            10,047               9,797
10-94      10,360            10,535              10,173
04-95      11,444            11,262              11,231
10-95      13,096            13,371              13,088
04-96      14,898            14,875              14,983
10-96      16,250            16,021              16,619
04-97      18,641            17,448              18,258
10-97      21,466            20,482              20,801
04-98      26,293            24,737              25,536
10-98      26,185            24,417              26,090
04-99      32,026            31,365              32,936
10-99      32,902            33,489              33,321
04-00      35,264            38,953              37,740


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P[REGISTERED MARK] 500 INDEX AND LIPPER LARGE-CAP GROWTH FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST TALON FUND

    PORTFOLIO MANAGERS COMMENTARY                                 APRIL 30, 2000
--------------------------------------------------------------------------------
                            [PHOTOS OF TERRY DIAMOND AND THYRA ZERHUSEN OMITTED]
                                             Terry D. Diamond  Thyra E. Zerhusen


Q   How did the Fund perform during
-------
    the six month period ended April 30, 2000?

A Alleghany/Chicago Trust Talon Fund produced a total return of 29.61%. In comparison, its benchmark, the S&P[REGISTERED MARK] 400 Mid-Cap Index, returned 21.26% while the Lipper Mid-Cap Value Index, a measure of its peer group, returned 13.15%.

Q What factors affected your performance?
-----

A We maintained an underweighting in the technology sector, which may have hindered performance early in the period, but proved to be positive for performance in March and April when these stocks were volatile. Although we like the superior unit and top-line growth offered by many technology stocks, we have been concerned with valuation, hence our underweighted position in this sector. We tend to select technology companies that are selling at reasonable multiples of earnings. Indeed, our portfolio includes companies with low price/earnings ("P/E") multiples in relation to their expected growth. At April 30, 2000, the portfolio's P/E ratio was 15.2 times estimated calendar 2000 earnings per share. This is an attractive valuation for a group of stocks that is expected to have a projected earnings growth rate of 19%. In comparison, the S&P[REGISTERED MARK] 500 Index has an average P/E multiple of 23 and a projected earnings growth rate of 14.7%. Another positive factor in the Fund's performance is the relative strength of mid-cap stocks. Beginning with the second calendar quarter of 1999, the S&P[REGISTERED MARK] 400 Mid-Cap Index began to outperform the S&P[REGISTERED MARK] 500 Index, a trend that is continuing. For the one-year period ended April 30, 2000, the S&P[REGISTERED MARK] 400 Mid-Cap Index was up 23.52% versus 10.13% for the S&P[REGISTERED MARK] 500 Index. Alleghany/Chicago Trust Talon Fund posted a total return of 24.43% for the same period.

Q   What sectors performed well?
-------

A Companies in a wide variety of sectors performed well. In the pharmaceuticals sector, Elan Corp. (2.7% of net assets) was a strong performer, as were American Power Conversion Corp. (2.8%), Newbridge Networks Corp. (6.3%) and Tech Data Corp. (2.9%), three technology companies. Elan Corp. is a worldwide pharmaceutical company with research and development, manufacturing and marketing facilities in Ireland, the U.S. and Israel. In recent years, the company has focused in the areas of neurology, pain management and acute care. American Power Conversion Corp. designs, develops and manufactures power protection solutions for computer and electronic products, including surge protectors for personal computers and other home electronic devices. Newbridge Networks Corp. designs, manufactures and markets computer networks. Tech Data Corp. distributes microcomputer hardware and software products to distributors and retailers throughout the world. Towards the end of the period, we took some profits in Newbridge Networks Corp. and American Power Conversion Corp., because we believed that these two companies became overvalued based on our valuation criteria. Although we like growth stocks, we don't want to overpay for them.

Q   What is your outlook?
-------

A In our opinion, the domestic stock markets have recently evolved from being dominated by an indexing and momentum investing style to a stock-picking environment. Our style of in-depth analysis and frequent discussions and visits with company managements should continue to benefit from this change. While we are concerned about the recent market volatility, we are confident that we have a well-positioned stock portfolio and securities with good fundamentals.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY MARKET SECTOR
Other Common Stocks               26%
Telecommunications Equipment      15%
Business Services                 14%
Technology                        13%
Transportation                     8%
Automotive                         6%
Printing and Publishing            6%
Retail                             6%
Pharmaceuticals                    5%
Cash and Other Net Assets          1%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

                ALLEGHANY/CHICAGO TRUST
                      TALON FUND
                   GROWTH OF $10,000

    S&P[REGISTRATION MARK]  ALLEGHANY/CHICAGO        LIPPER
         400 MID-CAP          TRUST TALON            MID-CAP
            INDEX                 FUND             VALUE INDEX
09-94     $10,000               $10,000             $10,000
10-94       9,921                10,250               9,968
04-95      10,551                10,766              10,489
10-95      12,025                12,189              11,451
04-96      13,695                14,580              13,174
10-96      14,111                15,420              13,733
04-97      15,082                16,935              14,475
10-97      18,721                20,582              17,579
04-98      22,307                21,320              19,858
10-98      19,974                18,413              16,281
04-99      23,738                19,624              18,145
10-99      24,180                18,840              17,782
04-00      29,321                24,419              20,120




THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (S&P[REGISTERED MARK] 400 MID-CAP INDEX AND LIPPER MID-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

    PORTFOLIO MANAGER COMMENTARY                                  APRIL 30, 2000
--------------------------------------------------------------------------------
                                           [PHOTO OF PATRICIA FALKOWSKI OMITTED]
                                                           Patricia A. Falkowski

Q   How did the Fund perform during
-------
    the six month period ended April 30, 2000?

A Alleghany/Chicago Trust Small Cap Value Fund produced a total return of 10.34%. In comparison, its benchmark, the Russell 2000 Index, returned 18.72% while the Lipper Small-Cap Value Index, a measure of its peer group, returned 10.25%.

Q   What factors affected your
-------
    performance?

A For much of the past six months, the value style continued to be out of favor. However, "Beware the Ides of March" certainly applied this year. An incredible surge in technology and biotechnology stocks took hold in February, which powered the Nasdaq on to new highs in March. Then, almost as abruptly, these high-flying sectors collapsed as "old era" industries such as energy, consumer cyclicals and basic materials came back into favor with investors. Volatility was the only reliable feature of the market during the period.

Q   What sectors performed well?
-------
    What sectors performed poorly?

A Companies in a variety of sectors performed well during the period. Valero Energy, ChiRex (2.8% of net assets) and LifePoint Hospitals were strong performers. Valero Energy is an independent petroleum refiner and marketer that owns and operates five refineries in Texas, Louisiana and New Jersey. Valero, which produces gasoline, low-sulfur diesel, jet fuel and petrochemicals, markets its products in 31 states and selected export markets. ChiRex provides research and development and contract manufacturing for pharmaceutical companies. The company owns a broad portfolio of process chemistry patents. LifePoint Hospitals operates 23 hospitals located in rural areas.

    A number of companies in the portfolio were involved in transactions such as mergers or acquisitions that generated material gains for the Fund. During the period, U.S. Trust and CCB Financial Corp. (3.3%) both announced plans to be acquired. Dexter Corp., a maker of specialty materials used in the life sciences, food packaging and electronics industries, received an unsolicited bid from a suitor. In addition, US Can is in the process of going private, which has produced capital appreciation in the stock. Holdings impeding the Fund's return include AnnTaylor Stores and Meredith Corp. (3.1%), a media company based in Iowa. By the end of the six month period, holdings in Ann Taylor Stores, Valero Energy, LifePoint Hospitals, Dexter Corp., and US Can were liquidated.

Q   What is your outlook?
-------

A Given the extreme polarization that existed during much of the period between value and growth stocks, we view the market's volatile reaction to news to be a forward-looking opportunity. We believe the valuation disparity will cause many investors to at least rotate their portfolios, if not broaden their interest in other sectors of the market where global acceleration is creating exciting earnings prospects. Even with the recent turmoil in the market, many areas of the stock market are still quite expensive. However, other areas appear to offer excellent value. We believe that financial services companies such as banks, savings and loans, finance and leasing firms have reached compellingly low valuations. The stock prices suggest that investors are anticipating a recession, which we do not forecast at this time. We anticipate strong returns from our investments in these low-priced shares as investors re-evaluate the attractiveness of higher risk, highly valued growth stocks. Opportunities like this are rare and we hope to take advantage of these unwarranted valuation disparities.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY MARKET SECTOR
Other Common Stocks               30%
Banks                             22%
Oil and Gas Extraction            10%
Chemicals                          6%
Printing and Publishing            6%
Cash and Other Net Assets          6%
Industrial                         5%
Insurance                          5%
Real Estate Investment Trust       5%
Savings and Loans                  5%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

                 ALLEGHANY/CHICAGO TRUST
                  SMALL CAP VALUE FUND
                    GROWTH OF $10,000

        RUSSELL 2000    ALLEGHANY/CHICAGO        LIPPER
            INDEX        TRUST SMALL-CAP       SMALL CAP
                           VALUE FUND          VALUE INDEX
11-98     $10,000           $10,000             $10,000
01-99      11,324             9,944              10,458
04-99      11,517             9,854              10,499
07-99      11,878             9,975              11,247
10-99      11,487             9,193              10,223
01-00      13,333             9,319              10,532
04-00      13,637            10,144              11,271


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP VALUE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

    PORTFOLIO MANAGERS COMMENTARY                                 APRIL 30, 2000
--------------------------------------------------------------------------------
                           [PHOTOS OF ANTHONY WEBER AND CHARLES McCURDY OMITTED]
                                      B. Anthony Weber   Charles P. McCurdy, Jr.


Q   How did the Fund perform during
-------
    the six month period ended April 30, 2000?

A Alleghany/Veredus Aggressive Growth Fund produced a total return of 59.41%, significantly outperforming its benchmark, the Russell 2000 Index, which returned 18.72% and the Lipper Small-Cap Growth Index, a measure of its peer group, which returned 39.84%. The numbers are even more dramatic for the past 12 months, when the Fund produced a total return of 108.58%, compared to the Russell 2000 Index and the Lipper Small-Cap Growth Index, which returned 18.42% and 65.67%, respectively.

Q   What factors affected the Fund's
-------
    performance?

A Stocks were adversely affected by rising interest rates and concerns about inflation. For much of the period, stock market investors shunned most sectors of the market except technology, believing that "new economy" companies were the only ones likely to grow regardless of the environment. However, by mid-March, investor jitters also knocked down technology stocks, which had risen to unrealistic heights. As a result, the growth investing style, from a performance standpoint, had been so dominant over the past several quarters, gave way to value investors toward the end of the period. The strong performance of the Fund was in large part attributable to the Fund's technology holdings. Investors in the Fund should realize that favorable conditions for technology stocks may not continue and may not be repeated in the future.

Q   What sectors performed particularly
-------
    well?

A Despite the March/April sell-off, the largest contributors to the portfolio during the period were still technology and telecommunications stocks. As these shares moved up, we cut our exposure in these areas to reduce risk in the portfolio. We are by no means moving out of technology; instead, we are simply moving back to a more standard weighting for our style of investing. Technology now composes approximately 35% of Gross Domestic Product ("GDP"), up from 10% just ten years ago, a trend that will most likely continue. However, the prices for many companies within this sector are simply ahead of the fundamentals. The one area within technology where we continue to see value is semiconductor capital equipment, which made up 18.6% of the portfolio as of April 30, 2000. Another strong area for the portfolio was the energy sector, particularly drilling companies. Our rationale behind this shift in sector exposure relates to technology stocks becoming very extended, but more specifically that a trading range in crude oil has been established between $24 and $30. The price of crude peaked at $24 in 1997, yet the current capacity of drillers is about 20% lower, suggesting higher revenues and profits for oil service companies. Higher oil prices should also enable the capital spending budgets of the major oil companies to be sustained and even increased over the next couple of years, which in turn should lead to increased earnings expectations in a sector that is under-owned institutionally.

Q   What is your outlook?
-------

A In a recent letter to shareholders, we suggested that volatility would likely increase. That proved to be an understatement during the period. In the first three months of 2000 alone, the Nasdaq experienced not one, but four corrections of at least 10%. While this volatility is disconcerting, it is likely to continue. In addition, the tremendous amount of capital that has been made readily available for Internet companies is probably not going to continue. Being invested in those companies that have a truly attainable business model will be of paramount importance. That, plus the continuing volatility, will likely place a higher value on stock picking, which we feel is our strong suit.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY MARKET SECTOR
Other Common Stocks               20%
Semiconductors                    19%
Retail                            11%
Oil and Gas Extraction            10%
Cash and Other Net Assets         10%
Computer Software                  8%
Electronics                        7%
Telecommunications Equipment       6%
Medical Technologies               5%
Industrial                         4%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

                     ALLEGHANY/VEREDUS
                  AGGRESSIVE GROWTH FUND
                     GROWTH OF $10,000

                                                 LIPPER
        RUSSELL 2000   ALLEGHANY/VEREDUS        SMALL-CAP
            INDEX    AGGRESSIVE GROWTH FUND   GROWTH INDEX
06-98     $10,000           $10,000             $10,000
07-98       9,190             9,190               9,248
10-98       8,311             8,620               7,915
01-99       9,411            11,090               9,644
04-99       9,571            12,710               9,466
07-99       9,871            14,310              10,372
10-99       9,547            16,630              11,215
01-00      11,081            23,643              15,018
04-00      11,334            26,511              15,682




THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (RUSSELL 2000 INDEX AND LIPPER SMALL-CAP GROWTH INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND

    PORTFOLIO MANAGER COMMENTARY                                  APRIL 30, 2000
--------------------------------------------------------------------------------
                                                  [PHOTO OF JAMES SMITH OMITTED]
                                                               James G. S. Smith


Q   How did the Fund perform during
-------
    the six month period ended April 30, 2000?

A The Alleghany/Blairlogie International Developed Fund, Class N and Class I, produced total returns of 4.54% and 4.67%, respectively, during the six month period. In comparison, the MSCI EAFE Index, the Fund's benchmark, returned 6.84%. The main factors behind the shortfall were poor stock returns in UK, France and Finland, and the effect of cash balances while markets rose during February and March. In addition, global equity markets continued to experience huge short-term volatility through April, especially in technology stocks.

Q   Describe your view of the Asia/Pacific
-------
    region of the world.

A As of April 30, 2000, roughly 29.7% of the portfolio was invested in Japan, versus 27.1% for the EAFE index. The underlying trend indicates that the economic recovery is intact; other signs, including the increase in machinery orders and an anticipated GDP growth from 1.5% to 2.0%, are strong signs of a recovery. This growth is likely to cascade to the corporate sector with increased earnings. At this time, we prefer the broader index, rather than the narrow market of Telecommunications-Media-Technology (TMT) that dominated most of 1999. We believe that the old economy stocks are offering good value and are neglected by investors. During much of the period, excessive investor euphoria and an overwhelming supply of initial public offerings kept us out of both Hong Kong and Singapore.

Q   What is your view of Europe?
-------

A We remained overweighted in Germany, believing that it is demonstrating an economic recovery that is consistently gaining momentum. This is an important step because Germany is leading the recovery across Europe. We are also overweighted in Ireland versus the Index as we believe Ireland offers more reasonable valuations than its European counterparts. We were also able to find positive purchases in Spain with utilities and telecommunications. We added Nokia Oyj (3.7 % of net assets) from Finland, where we were able to buy on weakness during the first quarter of 2000. In April, we trimmed exposure across Continental Europe while raising our cash level. The Fund remained underweight in the United Kingdom, where, in our opinion, there are fewer opportunities for upside potential in earnings--a direct result of the Bank of England's interest rate increases.

Q   What is your outlook?
-------

A Although the Euro has continued to slump, we believe it will soon stabilize. With the strong economic recovery and the European Currency Board working to curb inflation, the fundamentals are there for upside appreciation. In Asia, we remain confident in the markets, which have made a remarkable recovery from the 1997-1998 crisis. Though we are usually fully invested, we are maintaining a slightly higher cash position for the present time. We believe that the market is volatile and there has been too much exuberance. This will ultimately force the Fed to continue to increase interest rates unless U.S. growth slows sharply. Indeed, we believe that the correction of the Internet frenzy, with companies selling at huge multiples and having no earnings, has not yet run its course. We believe that this year will reaffirm the attributes of a diversified portfolio of high quality blue chips. We are confident in our current portfolio and are glad to see a bit of sobriety to return to the market, moving investors back to more conventionally-valued stocks.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY MARKET SECTOR
Finance                           20%
Industrial                        16%
Utilities                         13%
Technology                        11%
All Other Common Stocks            8%
Automobiles                        6%
Oil & Gas Extraction               5%
Food & Beverage                    5%
Pharmaceuticals                    5%
Basic Materials                    5%
Foreign Index Security             3%
Cash & Cash Equivalents            2%
Preferred Stocks                   1%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

                      ALLEGHANY/BLAIRLOGIE
              INTERNATIONAL DEVELOPED FUND--CLASS I
                      GROWTH OF $1,000,000

        ALLEGHANY/BLAIRLOGIE                         LIPPER
      INTERNATIONAL DEVELOPED   MSCI EAFE         INTERNATIONAL
        FUND CLASS I SHARES       INDEX            FUND INDEX
Jun-93       $1,000,000        $1,000,000          $1,000,000
Oct-93        1,074,050         1,082,040           1,127,420
Apr-94        1,152,570         1,142,260           1,209,660
Oct-94        1,199,760         1,191,260           1,257,130
Apr-95        1,214,390         1,206,080           1,195,470
Oct-95        1,245,270         1,186,830           1,251,260
Apr-96        1,423,740         1,343,630           1,402,600
Oct-96        1,373,450         1,311,100           1,409,240
Apr-97        1,406,180         1,331,690           1,532,210
Oct-97        1,424,990         1,371,800           1,597,600
Apr-98        1,729,760         1,583,570           1,861,640
Oct-98        1,628,810         1,504,120           1,671,820
Apr-99        1,808,000         1,733,940           1,906,710
Oct-99        1,907,650         1,850,570           2,057,130
Apr-00        1,996,750         1,974,930           2,336,281

THIS CHART COMPARES A $1,000,000 INVESTMENT MADE IN CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE TO $1,000,000 INVESTMENTS MADE IN THE INDICES (MSCI EAFE INDEX AND LIPPER INTERNATIONAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND

    PORTFOLIO MANAGER COMMENTARY                                  APRIL 30, 2000
--------------------------------------------------------------------------------
                                                  [PHOTO OF JAMES SMITH OMITTED]
                                                               James G. S. Smith


Q   How did the Fund perform during
-------
    the six month period ended April 30, 2000?

A The Alleghany/Blairlogie Emerging Markets Fund, Class N and Class I, produced total returns of 16.51% and 16.55%, respectively, during the six month period. In comparison, the MSCI Emerging Market Free ("EMF") Index, the Fund's benchmark, returned 13.87%. An overweighting in Taiwan and Hungary helped, as did our bearish stance on Greece and South Africa. Also, global equity markets continued to experience huge short-term volatility through April, particularly in technology.

Q   Describe your view of the Asia/Pacific
-------
    region of the world.

A During the period, we made a shift from Latin America to Asia, specifically Taiwan, China and Malaysia. The common thread with these three country allocations is the planned changes to their representation in the EMF index. China's weighting in the index will be significantly increased, Malaysia will again have an assigned allocation and increases in Taiwan's representation will occur in stages. Taiwan has demonstrated strong growth with solid fundamentals, reinforced by a healthy economy with an expected 6.8% GDP growth this year and a 30% increase in corporate earnings. We believe that China is trading cheap versus its expected long-term growth. In addition, Asia ex-Japan is benefiting from Japan's economic recovery, including anticipated GDP growth of 1.5% to 2.0%. However, our bearishness on India was costly at the market level, as that market soared. Foreign enthusiasm for Indian technology stocks rose to levels we consider to be unjustified.

Q   What is your view of Latin America?
-------

A We reduced our holdings in Latin America through profit taking. We are currently overweighted in Brazil because the Brazilian government has done a good job with fiscal reform, which may actually result in a surplus versus the usual deficit. We are underweighted in Mexico, which we believe is more vulnerable to a slowdown in the U.S.

Q   And Eastern Europe?
-------

A On the European front, our holdings in Turkey were a result of our belief in their rebounding economy. Despite a devastating earthquake, governmental reforms, fiscal prudence and privatization plans paint a rosy picture for the economy during the next quarters. In addition, Hungary and Poland are benefiting from a strong German economy with regard to trade. Both countries are working to stabilize their economy, by managing their deficits and creating sensible budgets. Moreover, both are on the route to European Monetary Union and the interest rate convergence theme should support these markets in the medium term.

Q   What is your outlook?
-------

A From a fundamental perspective, the outlook is very positive for emerging markets. Economic growth is strong across all regions. We have concerns about the extent to which some markets got caught up in the technology/media/technology mania in recent months. However, we believe that most of the risks to emerging markets are external. Specifically, emerging markets are always vulnerable to developments in the U.S, be it interest rate hikes, a GDP slowdown or a stock market correction. Indeed, we believe that the correction of the Internet frenzy, with companies selling at huge multiples and having no earnings, has not yet run its course. We believe that this year will reaffirm the attributes of a diversified portfolio of high quality companies. We are confident in our current portfolio and are glad to see sobriety return to the market, moving investors back to more conventionally-valued stocks. Nevertheless, we have been trying to keep our cash levels above normal in the near term in anticipation of volatility.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY MARKET SECTOR
Utilities                         18%
All Other Common Stocks           15%
Finance                           14%
Preferred Stocks                  11%
Industrial                        11%
Technology                        10%
Basic Materials                    9%
Oil & Gas Extraction               5%
Cash & Cash Equivalents            4%
Foreign Index Security             3%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

                  ALLEGHANY/BLAIRLOGIE
              EMERGING MARKETS FUND--CLASS I
                  GROWTH OF $1,000,000

          ALLEGHANY/BLAIRLOGIE     MSCI EMERGING
           EMERGING MARKETS           MARKETS
          FUND CLASS I SHARES       FREE INDEX
Jun-93        $1,000,000            $1,000,000
Oct-93         1,255,220             1,294,600
Apr-94         1,451,780             1,404,250
Oct-94         1,711,690             1,674,680
Apr-95         1,230,100             1,336,760
Oct-95         1,237,060             1,349,320
Apr-96         1,390,900             1,529,000
Oct-96         1,286,280             1,436,830
Apr-97         1,422,570             1,594,610
Oct-97         1,246,550             1,314,950
Apr-98         1,371,640             1,362,840
Oct-98           902,252               907,486
Apr-99         1,160,550             1,223,940
Oct-99         1,200,610             1,312,390
Apr-00         1,399,249             1,494,422

THIS CHART COMPARES A $1,000,000 INVESTMENT MADE IN CLASS I SHARES OF THE FUND ON ITS INCEPTION DATE TO A $1,000,000 INVESTMENT MADE IN THE INDEX (MSCI EMERGING MARKETS FREE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/MONTAG & CALDWELL BALANCED FUND

    PORTFOLIO MANAGER COMMENTARY                                  APRIL 30, 2000
--------------------------------------------------------------------------------
                                             [PHOTO OF RONALD CANAKARIS OMITTED]
                                                        Ronald E. Canakaris, CFA


Q   How did the Fund perform during
-------
    the six month period ended April 30, 2000?

A Alleghany/Montag & Caldwell Balanced Fund, Class N and Class I produced total returns of 4.14% and 4.27%, respectively, during the six month period. In comparison, its benchmark, a 60%/40% blend of the S&P[REGISTERED MARK] 500 Index and Lehman Brothers Government/Corporate Bond Index, returned 5.07% while the Lipper Balanced Fund Index, a measure of its peer group, returned 5.20%.

Q   What areas of strength did you see
-------
    during the period?

A The bond portion of the Fund provided some pleasant surprises. Although the Fed raised short-term interest rates three times during the period, yields on long-term Treasury bonds actually fell. The federal budget surplus has caused the government to buy back bonds to retire debt, particularly long-term debt that offers the greatest potential interest savings. The government has conducted "reverse auctions" where it is willing to pay a premium to retire these bonds prior to maturity. This caused Treasury bond prices to rise and yields to fall. The portfolio benefited from this unusual event because of its heavy weighting in long-term Treasury bonds. In addition, the Fund also benefited from the unusually large extra yield offered by long-term corporate bonds compared to comparably maturing Treasury securities. Meanwhile, mortgage-backed securities produced strong returns, as the rising interest rate environment made it unlikely that homeowners would refinance their debt.

Q   What stock market holdings performed
-------
    well?

A Areas such as technology, telecommu-nications and energy performed particularly well. Technology stocks rose sharply between November 1 and March 10, selling off for the remainder of the period. Nevertheless, the overall performance for the six month period was still very positive. Telecommunications stocks continue to benefit from global growth and the strengthening economies of Europe and Asia.

Q   Where do you see buying opportunities?
-------

A Price volatility in Lucent Technologies (2.3% of net assets) provided a buying opportunity in this leading supplier of advanced telecommunications systems. We believe Lucent is well positioned to benefit from heavy spending by telephone carriers in the industry. Buying opportunities also led to additions to Solectron Corp. (2.2%) and Dell Computer Corp. (1.6%). Well-known, multinational consumer companies appear well-positioned for accelerating earnings momentum as we enter the second quarter. The continued weakness in these companies' stock prices led to additional purchases of Coca-Cola Co. (2.5%), McDonald's Corp. (2.4%) and PepsiCo, Inc. (1.3%). The performance of the health care sector remained neutral as legislative pricing control concerns continue to linger. Buying opportunities arose in Pfizer, Inc. (3.9%) and Johnson & Johnson (2.4%), while the strong performance in Medtronic, Inc. (1.9%) forced us to trim our holding slightly.

Q   What is your outlook?
-------

A We continue to navigate the stock market volatility in search for opportunities, while remaining true to our investment disciplines and philosophy. Global, leading market-share companies in the consumer, pharmaceutical, technology, financial and industrial growth sectors are well-positioned to take advantage of enormous longer-term opportunities deriving from the triumph of capitalism and recovering global economies. In the bond market, we are closely monitoring the relative value of the various bond sectors and anticipate increasing our position in agency or corporate bonds. Our portfolio duration remains slightly longer than the benchmark, reflecting our view that interest rates are likely to fall as the Fed eventually slows the U.S. economy.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY MARKET SECTOR
Common Stocks                     62%
U.S Government and
   Agency Obligations             15%
Corporate Notes and Bonds         10%
Cash and Other Net Assets         10%
Asset-Backed Securities            3%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

                    ALLEGHANY/MONTAG & CALDWELL
                      BALANCED FUND--CLASS N
                         GROWTH OF $10,000

                      60% S&P[REGISTRATION MARK]
                              500 INDEX/
     LIPPER BALANCED     40% LEHMAN BROTHERS       ALLEGHANY/MONTAG
        FUND INDEX       GOVERNMENT CORPORATE     & CALDWELL BALANCED
                              BOND INDEX          FUND CLASS N SHARES
11-94   $10,000                $10,000                 $10,000
04-95    10,652                 10,909                  10,817
10-95    11,759                 12,229                  12,375
04-96    12,674                 13,228                  13,446
10-96    13,462                 14,238                  14,895
04-97    14,397                 15,561                  16,071
10-97    16,168                 17,469                  18,509
04-98    18,153                 20,055                  20,979
10-98    17,887                 20,519                  21,185
04-99    20,173                 23,209                  24,292
10-99    20,132                 23,537                  24,962
04-00    21,179                 24,693                  25,994




THIS CHART COMPARES A $10,000 INVESTMENT MADE IN CLASS N SHARES OF THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P[REGISTERED MARK] 500 INDEX/40% LEHMAN BROTHERS GOVERNMENT CORPORATE BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST BALANCED FUND

    PORTFOLIO MANAGERS COMMENTARY                                 APRIL 30, 2000
--------------------------------------------------------------------------------
                     [PHOTOS OF BERNARD MYSZKOWSKI AND THOMAS MARTHALER OMITTED]
                          Bernard F. Myszkowski, CFA    Thomas J. Marthaler, CFA


Q   How did the Fund perform during
-------
    the six month period ended April 30, 2000?

A Alleghany/Chicago Trust Balanced Fund produced a total return of 8.41%. In comparison, its benchmark, a 60%/40% blend of the S&P[REGISTERED MARK] 500 Index and Lehman Brothers Aggregate Bond Index, returned 5.03% while the Lipper Balanced Fund Index, a measure of its peer group, returned 5.20%.

Q   What factors affected the Fund's
-------
    performance?

A Both stocks and bonds were adversely affected by rising interest rates and concerns about inflation. For much of the period, stock market investors shunned most sectors of the market except technology, believing that "new economy" companies were the only ones likely to grow regardless of the environment. However, by mid-March, investor jitters also knocked down technology stocks, which had risen to unrealistic heights. The bond market was under pressure as the Fed continued to raise short-term interest rates in an effort to slow the economy.

Q   What stock market holdings performed
-------
    well?

A Despite the correction that took place this spring, technology was by far the best performing stock sector, with the Nasdaq index up 30.14%. Indeed, our holdings in EMC Corp., Sun Microsystems, Inc. and Cisco Systems, Inc. (2.9%, 2.5% and 2.7% of net assets, respectively) performed particularly well. To diversify the portfolio and reduce risk, we trimmed these positions back as the market value of the stocks rose. The gains were invested into two new technology/telecommunications holdings--Dell Computer Corp. (1.6% of assets) and Nokia Corp. (2.5%), a dominant player in wireless handsets, a market that we believe has significant growth potential. Despite the major correction that occurred during the latter half of March and April, our Fund was well-positioned to handle the sudden sentiment change. Although many of our holdings did not fare as well as in prior time periods, their fundamentals remained strong and their downturns were considerably less severe than many of the holding of other Fund companies.

Q   How did bonds perform during the
-------
    period?

A The fixed income portion of the Fund, which accounted for 36.5% of the portfolio during the period, saw an unusual divergence in performance between long-term U.S. Treasury bonds and the rest of the bond market. Because of the federal budget surplus and the government's plan to buy back long-term U.S. Treasury bonds, the 30-year Treasury bond performed extremely well, up 4.21% for the period. Indeed, the normally staid long-term government bond performed almost like a technology stock in that its performance for the period was so much better than other asset classes. In comparison, high-grade corporate bonds, those issued by blue chip companies with solid financial strength, returned 0.12% during the period. Mortgage-backed securities produced total returns of 1.26%, as investors turned their attention to the long-term U.S. Treasury market.

Q   What is your outlook?
-------

A As the supply of Treasury bonds continues to diminish, the price of these bonds will likely rise to reflect their scarcity, leaving relative bargains available in corporate bonds and mortgage-backed securities. We expect to continue to look for opportunities to invest in the high-quality corporate market as well as the mortgage-backed sector. As for the stock market, we expect to remain broadly diversified, which is a good way to insulate the portfolio against the extreme market volatility that we have recently witnessed. Indeed, a balanced fund offers a timely benefit: the ability to reduce volatility by blending stocks and bonds, two asset classes with different risk and return characteristics.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY MARKET SECTOR
Common Stocks                     61%
U.S Government and
   Agency Obligations             21%
Corporate Notes and Bonds         13%
Cash and Other Net Assets          3%
Non-Agency/CMO Mortgage
   Securities                      1%
Yankee Bonds                       1%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

                   ALLEGHANY/CHICAGO TRUST
                        BALANCED FUND
                      GROWTH OF $10,000

   60% S&P[REGISTRATION MARK]     500 INDEX/      ALLEGHANY/CHICAGO
       40% LEHMAN BROTHERS     LIPPER BALANCED     TRUST BALANCED
      AGGREGATE BOND INDEX       FUND INDEX            FUND
09-95     $10,000                 $10,000            $10,000
04-96      10,817                  10,751             10,893
10-96      11,625                  11,420             11,847
04-97      12,708                  12,213             12,720
10-97      14,237                  13,715             14,229
04-98      17,439                  15,399             16,362
10-98      17,368                  15,511             16,862
04-99      19,706                  17,494             19,659
10-99      20,016                  17,458             19,772
04-00      20,993                  18,366             21,434


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (60% S&P[REGISTERED MARK] 500 INDEX/40% LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER BALANCED FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST BOND FUND

    PORTFOLIO MANAGER COMMENTARY                                  APRIL 30, 2000
--------------------------------------------------------------------------------
                                             [PHOTO OF THOMAS MARTHALER OMITTED]
                                                        Thomas J. Marthaler, CFA


Q   How did the Fund perform during
-------
    the six month period ended April 30, 2000?

A For the six month period, Alleghany/Chicago Trust Bond Fund produced a total return of 1.83%. In comparison, the Lehman Brothers Aggregate Bond Index posted a 1.42% total return for the same period, while the Lipper Intermediate Investment Grade Index, a measure of the Fund's peer group, returned 0.99%. For the 12 months ended April 30, 2000, the Fund's total return was 1.35%, while the Lehman Brothers Aggregate Bond Index returned 1.26% and the Lipper Intermediate Investment Grade Index returned 0.41%.

Q   What factors affected your performance?
-------

A The Fed raised short-term interest rates three times during the period for a total of 0.75%. The Fed might have raised rates further in 1999, but it was concerned about the impact of lower liquidity on Y2K, which turned out to be a non-event. Despite the Fed's efforts to slow the economy, Gross Domestic Product rose at 7.3% during the fourth quarter of 1999, followed by 5.4% during the first quarter of 2000. These growth rates have caused investors to worry about inflation. Indeed, the Consumer Price Index rose 0.4% in March, the largest monthly gain in five years. Because of this environment, it was our decision to maintain a shorter-than-average duration, which helped our relative performance. A shorter duration bond portfolio is less sensitive to changes in interest rates. Since bond prices decline when interest rates rise, a shorter duration is an advantageous position.

Q   What sectors of the bond market
-------
    performed well? What sectors performed poorly?

A Most bond market sectors did not fare well during the period, as investors appeared to associate them with the "old economy"--anything unrelated to technology and the Internet. High-grade corporate bonds, those issued by blue chip companies with solid financial strength, returned just 0.12% during the period. High-yield bonds issued by companies with weaker credit ratings performed even worse, as the total return for high-yield "junk" bonds was 0.08%. Mortgage-backed securities produced returns of 1.26%, as investors turned their attention to the long-term U.S. Treasury market, which produced the best performance for the period.

Q   Why did U.S. Treasury bonds perform
-------
    so well?

A With the U.S. economy continuing to grow at a rapid pace, bond investors (and Washington politicians) project that the ballooning U.S. budget surpluses will be used to extinguish and repurchase trillions of dollars of U.S. Treasury obligations, resulting in a scarcity of longer-term U.S. Treasury bonds. As a result, the benchmark 30-year bond returned 4.21% for the six month period, despite three short-term interest rate hikes by the Fed, in its attempt to gradually slow economic growth and contain inflation.

Q   What is your outlook?
-------

A Although corporate bonds and mortgage-backed securities have underperformed Treasury securities, they currently offer very attractive relative yields when compared to U.S. Treasury bonds. With yields in the 8% area, we believe opportunities currently available in the corporate and mortgage-backed securities sectors will handsomely reward bond investors with patience and a longer-term horizon. In the meantime, the federal government's budget surplus for fiscal year 2000 is likely to be larger than expected, suggesting more aggressive buybacks of outstanding debt. We expect continued market volatility until after the November election as various forces debate the merits of retiring U.S. Treasury debt. In addition, we expect the Fed to continue to raise interest rates until it is satisfied that it is able to control inflation.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY MARKET SECTOR
U.S Government and
   Agency Obligations             48%
Corporate Notes and Bonds         40%
Cash and Other Net Assets          7%
Yankee Bonds                       3%
Non-Agency/CMO Mortgage
   Securities                      2%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

                    ALLEGHANY/CHICAGO TRUST
                           BOND FUND
                       GROWTH OF $10,000

      LEHMAN BROTHERS  LIPPER INTERMEDIATE  ALLEGHANY/CHICAGO
         AGGREGATE         INVESTMENT          TRUST BOND
         BOND INDEX        GRADE INDEX            FUND
12-93     $10,000           $10,000             $10,000
04-94       9,507             9,524               9,682
10-94       9,535             9,537               9,677
04-95      10,203            10,121              10,307
10-95      11,026            10,885              11,117
04-96      11,085            10,930              11,169
10-96      11,671            11,465              11,758
04-97      11,870            11,641              11,972
10-97      12,709            12,388              12,797
04-98      13,164            12,771              13,211
10-98      13,895            13,378              13,778
04-99      13,990            13,493              13,985
10-99      13,969            13,416              13,919
04-00      14,167            13,549              14,174


THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS AGGREGATE BOND INDEX AND LIPPER INTERMEDIATE INVESTMENT GRADE INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

    LEHMAN BROTHERS AGGREGATE
       BOND INDEX RETURNS
        10/31/99-4/30/00
---------------------------------
U.S. Government .........   2.25%
Corporate ...............   0.11%
High Yield ..............   0.08%
Mortgage-Backed .........   1.26%
Asset-Backed ............   1.49%
Emerging Markets ........  12.82%

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

    PORTFOLIO MANAGER COMMENTARY                                  APRIL 30, 2000
--------------------------------------------------------------------------------
                                         [PHOTO OF DAWN DAGGY-MANGERSON OMITTED]
                                                            Dawn Daggy-Mangerson

Q   How did the Fund perform during
-------
    the six month period ended April 30, 2000?

A Alleghany/Chicago Trust Municipal Bond Fund provided a total return of 2.23% during the period. In comparison, the benchmark Lehman Brothers Municipal Five-Year General Obligations Bond Index returned 1.16%. In addition, the Fund's peer group as measured by the Lipper Intermediate Municipal Fund Index returned 1.73%.

Q   What factors affected your
-------
    performance?

A As in other markets, the municipal market is subject to the pressures brought on by supply and demand imbalances. New issue supply has remained well below average, due primarily to the lack of refunding issues. At the same time, there was strong retail demand for municipal bonds as tax savvy investors looked for alternatives outside the equity makets. An investor in the top federal tax bracket, who also pays state income tax, would need an alternative taxable investment yielding nearly 9% to match the municipal bond offering. Scarce supply coupled with strong retail demand allowed the municipal market to maintain a firmness that was not present in the equity and corporate bond markets during this period. Unlike high-grade corporate bonds, mortgage-backed securities and junk bonds, municipal bond prices actually rose during the period--particularly longer maturity bond prices.

Q   What strategies did you employ?
-------

A The Fund's investment strategy focuses on security selection, duration management and yield-curve positioning. In addition, since the beginning of the year, there has been some restructuring of the Fund to reposition some of its assets along the curve to take advantage of better-structured securities and reduce its overweighting in the intermediate portion of the curve. The restructuring has had a positive impact on the Fund's performance.

    SECURITY SELECTION. The Fund can select securities issued throughout the U.S. that offer a variety of credit ratings, maturities, coupons and yields. Some bonds are insured by private insurance companies, boosting their ratings to AAA. Others are not insured, but still offer high credit quality. General obligation bonds are issued by state and local municipalities and are backed by the general taxing authorities of those issuers. Revenue bonds are backed by the project's revenues, such as an electrical utility, airport or educational establishment.

    DURATION MANAGEMENT. The Fund can choose a shorter-than-average duration, which means the portfolio is less sensitive to changes in interest rates. Since bond prices fall when interest rates rise, a short duration is typically advantageous in this environment.

    YIELD-CURVE POSITIONING. A yield curve describes the relationship between a bond's maturity and its yield. The Fund's performance can be impacted by decisions to invest in bonds at varying maturities.

Q   What is your outlook?
-------

A Despite the recent signs of modest inflation, we believe that municipal bonds continue to offer investors an excellent tax-exempt return and we expect strong demand for municipal bonds to continue. This would be particularly true if the stock market continues the volatility experienced in March and April.


[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY QUALITY RATING
Aaa                               45%
Aa                                35%
Not Rated                         10%
A                                  6%
Baa                                3%
Ba                                 1%

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

                     ALLEGHANY/CHICAGO TRUST
                       MUNICIPAL BOND FUND
                        GROWTH OF $10,000

      LEHMAN BROTHERS   ALLEGHANY/CHICAGO  LIPPER INTERMEDIATE
     FIVE-YEAR GENERAL   TRUST MUNICIPAL       MUNICIPAL
  OBLIGATIONS BOND INDEX   BOND FUND           FUND INDEX
12-93     $10,000           $10,000             $10,000
04-94       9,782             9,803               9,810
10-94       9,838             9,808               9,808
04-95      10,288            10,218              10,316
10-95      10,855            10,719              10,880
04-96      11,025            10,811              10,987
10-96      11,368            11,103              11,369
04-97      11,548            11,201              11,564
10-97      12,107            11,673              12,155
04-98      12,339            11,871              12,419
10-98      12,897            12,393              12,983
04-99      13,144            12,561              13,162
10-99      13,040            12,173              12,823
04-00      13,191            12,445              13,045



THIS CHART COMPARES A $10,000 INVESTMENT MADE IN THE FUND ON ITS INCEPTION DATE TO $10,000 INVESTMENTS MADE IN THE INDICES (LEHMAN BROTHERS FIVE-YEAR GENERAL OBLIGATIONS BOND INDEX AND LIPPER INTERMEDIATE MUNICIPAL FUND INDEX) ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAINS ARE REINVESTED. FURTHER INFORMATION RELATING TO THE FUND'S PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IS CONTAINED IN THE PROSPECTUS AND ELSEWHERE IN THIS REPORT. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE PERFORMANCE. INDICES ARE UNMANAGED AND INVESTORS CANNOT INVEST IN THEM.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO MONEY MARKET FUND

    PORTFOLIO MANAGER COMMENTARY                                  APRIL 30, 2000
--------------------------------------------------------------------------------
                                                   [PHOTO OF FRED SENFT OMITTED]
                                                         Fred H. Senft, Jr., CFA


Q   How did the Fund perform during
-------
    the six month period ended April 30, 2000?

A Alleghany/Chicago Trust Money Market Fund produced a 7-day average yield of 5.65% and a 30-day average yield of 5.63%. In comparison, its benchmark, the IBC Donoghue First Tier Index, yielded 5.39% and 5.38%, respectively. In addition to yield, the Fund accomplished the all-important goals of conservatism, safety and liquidity for money market fund investors.

Q   What factors affected the Fund's
-------
    performance?

A In November, January and March, the Fed raised short-term interest rates a total of 0.75% in an effort to slow down the economy and prevent a recurrence of inflation. The Fed might have raised rates further in 1999, but it was concerned about the impact of lower liquidity on Y2K, which turned out to be a non-event. Despite the Fed's efforts to slow the economy, GDP rose at 7.3% during the fourth calendar quarter of 1999, followed by 5.4% during the first calendar quarter of 2000. These growth rates have caused investors to worry about inflation. True, there is no concern that a return to 1970s-style double-digit inflation is at all imminent. However, the Consumer Price Index rose 0.4% in March, the largest monthly gain in five years. By raising interest rates, the Fed makes it more costly to borrow, reducing spending by businesses as well as consumers.

Q   What was your strategy?
-------

A At opportune times during the period, we maintained a relatively short maturity that enabled us to reinvest quickly, thus taking advantage of the rising interest rate environment that existed. We also saw an opportunity to move out of split-rated paper and into higher credit quality issues. Split-rated securities can provide higher yields because they are rated lower by one of the four national rating services. However, the minimal additional yield offered by split-rated issues did not warrant taking on the added risk. Corporate issuance continued to be strong, enabling us to have better quality companies represented in the Fund. The consensus in the marketplace was that corporate credit represented a low-risk investment in light of a healthy economy. One of our favorite holdings in the portfolio is Allstate Life Insurance Funding Agreement GIC (2.6% of net assets). During the period, these funding agreements, which are based on the European credit markets, outperformed Treasury securities and subsequently added additional yield to the portfolio.

Q   What is your outlook?
-------

A We believe that the Fed is likely to continue to raise interest rates in its ongoing effort to curb the incredible growth in the economy. The performance of commercial paper relies solely on short-term interest rates set by the Fed. As that rate increases, so too does the yield generated from holding commercial paper. We are going to extend our average maturity closer to our benchmark, believing that market sentiment supports the idea of more rate hikes and has already priced them into the market. Our emphasis on high-quality issuers will likely continue to dominate in the second half of 2000 as we see the yield advantage on lower-quality securities diminishing even further. We believe that money market funds currently provide an attractive yield relative to inflation and we are confident that our investment approach and strategy will benefit shareholders as the year progresses.

[GRAPHIC OMITTED]
EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC:

PORTFOLIO ALLOCATION BY MARKET SECTOR
Commercial Paper                  90%
Cash and Other Net Assets          7%
GIC Within Funding Agreement       3%

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/MONTAG & CALDWELL GROWTH FUND                       APRIL 30, 2000

    SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 98.34%
              ADVERTISING - 1.58%
  1,228,300   Interpublic Group
                 of Companies, Inc. ........   $   50,360,300
                                               --------------
              CONSUMER NON-DURABLES - 8.00%
  1,500,000   Bestfoods ....................       75,375,000
  3,700,000   Gillette Co. .................      136,900,000
  1,703,600   Newell Rubbermaid, Inc. ......       42,909,425
                                               --------------
                                                  255,184,425
                                               --------------
              ELECTRICAL - 2.63%
    533,900   General Electric Co. .........       83,955,775
                                               --------------
              FINANCE - 9.78%
    428,500   American Express Co. .........       64,301,781
    875,000   American International
                 Group, Inc. ...............       95,976,562
  1,115,400   Citigroup, Inc. ..............       66,296,587
  2,087,800   Wells Fargo & Co. ............       85,730,288
                                               --------------
                                                  312,305,218
                                               --------------
              FOOD AND BEVERAGE - 6.24%
  2,800,000   Coca-Cola Co. ................      131,775,000
  1,837,500   PepsiCo, Inc. ................       67,413,281
                                               --------------
                                                  199,188,281
                                               --------------
              HEALTH CARE SERVICES - 3.48%
  1,344,800   Johnson & Johnson ............      110,946,000
                                               --------------
              LODGING - 1.90%
  1,900,000   Marriott International, Inc.,
                 Class A ...................       60,800,000
                                               --------------
              MEDICAL SUPPLIES - 6.21%
  3,400,000   Boston Scientific Corp.* .....       90,100,000
  2,079,100   Medtronic, Inc. ..............      107,983,256
                                               --------------
                                                  198,083,256
                                               --------------
              PHARMACEUTICALS - 12.26%
  1,916,600   Bristol-Myers Squibb Co. .....      100,501,713
  4,800,200   Pfizer, Inc. .................      202,208,425
  2,200,000   Schering-Plough Corp. ........       88,687,500
                                               --------------
                                                  391,397,638
                                               --------------
              RESTAURANTS - 4.02%
  3,363,100   McDonald's Corp. .............      128,218,188
                                               --------------
              RETAIL - 11.73%
  1,795,600   Circuit City Stores -
                 Circuit City Group ........      105,603,725
  1,327,000   Costco Wholesale Corp.* ......       71,782,406
  2,078,500   Gap, Inc. ....................       76,384,875
  2,152,700   Home Depot, Inc. .............      120,685,744
                                               --------------
                                                  374,456,750
                                               --------------


                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              TECHNOLOGY - 20.72%
  1,635,100   Dell Computer Corp.* .........   $   81,908,291
    800,000   Electronic Arts, Inc.* .......       48,325,000
  1,880,700   Electronic Data Systems Corp.       129,298,125
  1,048,100   Hewlett-Packard Co. ..........      141,493,500
    612,800   Intel Corp. ..................       77,729,850
  1,200,000   Microsoft Corp.* .............       83,737,500
  2,108,800   Solectron Corp.* .............       98,718,200
                                               --------------
                                                  661,210,466
                                               --------------
              TELECOMMUNICATIONS - 3.45%
  2,419,250   MCI WorldCom, Inc.* ..........      110,000,273
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 6.34%
  1,972,400   Lucent Technologies, Inc. ....      122,658,625
  1,455,900   Tellabs, Inc.* ...............       79,847,016
                                               --------------
                                                  202,505,641
                                               --------------
              TOTAL COMMON STOCKS ..........    3,138,612,211
                                               --------------
                 (Cost $2,644,457,818)

INVESTMENT COMPANIES - 2.24%
 71,632,592   Bankers Trust Institutional
                 Cash Management Fund ......       71,632,592
      1,244   Bankers Trust Institutional
                 Treasury Money Fund .......            1,244
                                               --------------
              TOTAL INVESTMENT COMPANIES ...       71,633,836
                                               --------------
                 (Cost $71,633,836)
TOTAL INVESTMENTS - 100.58% ................    3,210,246,047
                                               --------------
    (Cost $2,716,091,654)**
LIABILITIES NET OF CASH AND
   OTHER ASSETS - (0.58)% ..................      (18,646,003)
                                               --------------
NET ASSETS - 100.00% .......................   $3,191,600,044
                                               ==============

------------------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $2,716,091,654.

    Gross unrealized appreciation ..........   $  683,505,234
    Gross unrealized depreciation ..........     (189,350,841)
                                               --------------
    Net unrealized appreciation ............   $  494,154,393
                                               ==============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                  APRIL 30, 2000

    SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 94.81%
              ADVERTISING - 2.48%
    154,737   Omnicom Group, Inc. ..........   $   14,090,738
                                               --------------
              CAPITAL GOODS - 2.18%
    302,000   Pitney Bowes, Inc. ...........       12,344,250
                                               --------------
              CHEMICALS - 1.52%
    194,527   Praxair, Inc. ................        8,644,294
                                               --------------
              COMMERCIAL SERVICES - 2.37%
    344,147   Ecolab, Inc. .................       13,443,242
                                               --------------
              CONSUMER DURABLES - 7.47%
    426,190   Harley-Davidson, Inc. ........       16,967,689
    198,948   Illinois Tool Works, Inc. ....       12,745,106
    200,316   Johnson Controls, Inc. .......       12,682,507
                                               --------------
                                                   42,395,302
                                               --------------
              CONSUMER NON-DURABLES - 3.41%
    334,233   Cintas Corp. .................       13,233,538
    102,842   Procter & Gamble Co. .........        6,131,954
                                               --------------
                                                   19,365,492
                                               --------------
              ELECTRICAL - 2.96%
    106,813   General Electric Co. .........       16,796,344
                                               --------------
              ENTERTAINMENT AND LEISURE - 1.10%
    250,000   Carnival Corp. ...............        6,218,750
                                               --------------
              FINANCE - 12.09%
    203,368   AFLAC, Inc. ..................        9,926,900
    139,221   American International
                 Group, Inc. ...............       15,270,803
    235,200   Associates First Capital Corp.,
                 Class A ...................        5,218,500
    245,811   Federal Home Loan
                 Mortgage Corp. ............       11,291,943
    100,000   Marsh & McLennan Cos., Inc. ..        9,856,250
    272,276   MBNA Corp. ...................        7,232,331
    221,054   Schwab (Charles) Corp. .......        9,836,903
                                               --------------
                                                   68,633,630
                                               --------------
              FOOD AND BEVERAGE - 3.39%
    511,073   Sysco Corp. ..................       19,229,121
                                               --------------
              HEALTH CARE SERVICES - 2.43%
    249,895   Cardinal Health, Inc. ........       13,759,843
                                               --------------
              MEDICAL SUPPLIES - 2.60%
    474,242   Sybron International Corp.* ..       14,760,782
                                               --------------
              OIL AND GAS EXTRACTION - 2.76%
    182,601   Schlumberger, Ltd. ...........       13,980,389
     35,351   Transocean Sedco Forex, Inc. .        1,661,497
                                               --------------
                                                   15,641,886
                                               --------------


                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              PHARMACEUTICALS - 3.05%
     98,502   Merck & Co., Inc. ............   $    6,845,889
    248,287   Pfizer, Inc. .................       10,459,090
                                               --------------
                                                   17,304,979
                                               --------------
              RETAIL - 4.08%
    229,896   Kohl's Corp.* ................       11,035,008
    431,495   Walgreen Co. .................       12,135,797
                                               --------------
                                                   23,170,805
                                               --------------
              TECHNOLOGY - 30.34%
    371,206   Cisco Systems, Inc.* .........       25,752,416
    305,053   Computer Associates
                 International, Inc. .......       17,025,771
    163,580   Computer Sciences Corp.* .....       13,341,994
    250,000   Dell Computer Corp.* .........       12,523,438
    270,000   Electronic Data Systems Corp.        18,562,500
    200,000   EMC Corp.* ...................       27,787,500
    234,594   Microsoft Corp.* .............       16,370,263
    353,686   Solectron Corp.* .............       16,556,926
    263,568   Sun Microsystems, Inc.* ......       24,240,020
                                               --------------
                                                  172,160,828
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 7.01%
    420,000   Nokia Corp., SP ADR ..........       23,887,500
    290,021   Tellabs, Inc.* ...............       15,905,839
                                               --------------
                                                   39,793,339
                                               --------------
              UTILITY - 3.57%
    225,443   AES Corp.* ...................       20,275,780
                                               --------------
              TOTAL COMMON STOCKS ..........      538,029,405
                                               --------------
                 (Cost $312,172,810)
 PAR VALUE
-----------
REPURCHASE AGREEMENT - 5.16%
$29,294,000   Bank One 5.850%, dated 04/28/00
               to be repurchased on 05/01/00
               at $29,308,281 (Collateralized
               by U.S. Government Agency
               Obligations with interest rates
               from 6.020% to 8.000% and
               maturities from 05/01/02 to
               08/25/14; Total Par $30,125,000)    29,294,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...       29,294,000
                                               --------------
                 (Cost $29,294,000)
TOTAL INVESTMENTS - 99.97% .................      567,323,405
                                               --------------
    (Cost $341,466,810)**
NET OTHER ASSETS AND LIABILITIES - 0.03% ...          188,763
                                               --------------
NET ASSETS - 100.00% .......................   $  567,512,168
                                               ==============

--------------------
       * Non-income producing security.
      ** Aggregate cost for Federal income tax purposes is $341,466,810.

         Gross unrealized appreciation .....   $  241,854,320
         Gross unrealized depreciation .....      (15,997,725)
                                               --------------
         Net unrealized appreciation .......   $  225,856,595
                                               ==============

  SPADR  Sponsored American Depositary Receipt

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST TALON FUND                            APRIL 30, 2000

    SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 98.74%
              ADVERTISING - 3.28%
     15,000   True North Communications, Inc.  $      617,812
                                               --------------
              AUTOMOTIVE - 5.71%
     23,000   Magna International, Inc.,
                 Class A ...................        1,075,250
                                               --------------
              BUILDING AND CONSTRUCTION - 1.87%
     50,000   Champion Enterprises, Inc.* ..          353,125
                                               --------------
              BUSINESS SERVICES - 14.02%
     27,000   ACNielsen Corp.* .............          622,687
     17,000   Manpower, Inc. ...............          600,312
     31,000   Unisys Corp. * ...............          718,813
     64,000   Wallace Computer Services, Inc.         700,000
                                               --------------
                                                    2,641,812
                                               --------------
              CHEMICALS - 2.34%
     15,000   Sigma-Aldrich Corp. ..........          440,156
                                               --------------
              CONSUMER DURABLES - 2.93%
     28,000   Ingram Micro, Inc., Class A* .          551,250
                                               --------------
              CONSUMER NON-DURABLES - 4.88%
     75,000   Mattel, Inc. .................          918,750
                                               --------------
              ELECTRICAL - 1.31%
      8,000   Thomas & Betts Corp. .........          246,500
                                               --------------
              ELECTRONICS - 2.89%
     32,700   Sensormatic Electronics Corp.*          545,681
                                               --------------
              ENTERTAINMENT AND LEISURE - 2.59%
      4,600   Magna Entertainment Corp.,
                 Class A* ..................           19,119
     23,000   Mirage Resorts, Inc.* ........          468,625
                                               --------------
                                                      487,744
                                               --------------
              FOOD AND BEVERAGE - 1.95%
     15,000   Dean Foods Co. ...............          367,500
                                               --------------
              HEALTH CARE SERVICES - 2.17%
     24,000   IMS Health, Inc. .............          409,500
                                               --------------
              PHARMACEUTICALS - 5.07%
     10,000   ALZA Corp.* ..................          440,625
     12,000   Elan Corp. plc, SP ADR* ......          514,500
                                               --------------
                                                      955,125
                                               --------------
              PRINTING AND PUBLISHING - 5.63%
     18,200   Houghton Mifflin Co. .........          756,438
      6,500   Scholastic Corp.* ............          304,281
                                               --------------
                                                    1,060,719
                                               --------------


                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              RETAIL - 6.16%
     35,000   Borders Group, Inc.* .........   $      555,625
     53,000   Saks, Inc.* ..................          606,188
                                               --------------
                                                    1,161,813
                                               --------------
              TECHNOLOGY - 13.15%
     15,000   American Power Conversion Corp.*        529,219
     14,000   Diebold, Inc. ................          404,250
     14,000   Legato Systems, Inc.* ........          181,562
     62,500   Mentor Graphics Corp.* .......          818,359
     13,000   Tech Data Corp.* .............          543,969
                                               --------------
                                                    2,477,359
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 14.77%
     34,500   Andrew Corp.* ................        1,018,828
     18,000   Harris Corp. .................          581,625
     33,000   Newbridge Networks Corp.* ....        1,181,813
                                               --------------
                                                    2,782,266
                                               --------------
              TRANSPORTATION - 8.02%
     37,000   CNF Transportation, Inc. .....        1,033,688
     22,000   Southwest Airlines Co. .......          477,125
                                               --------------
                                                    1,510,813
                                               --------------
              TOTAL COMMON STOCKS ..........       18,603,175
                                               --------------
                 (Cost $15,951,236)

INVESTMENT COMPANY - 1.31%
    247,286   Bankers Trust Institutional
                 Cash Management Fund ......          247,286
                                               --------------
              TOTAL INVESTMENT COMPANY .....          247,286
                                               --------------
                 (Cost $247,286)

TOTAL INVESTMENTS - 100.05% ................       18,850,461
                                               --------------
    (Cost $16,198,522)**
LIABILITIES NET OF CASH AND
    OTHER ASSETS - (0.05)% .................           (9,636)
                                               --------------
NET ASSETS - 100.00% .......................   $   18,840,825
                                               ==============

------------------
  *  Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $16,198,522.

    Gross unrealized appreciation ..........   $    3,910,516
    Gross unrealized depreciation ..........       (1,258,577)
                                               --------------
    Net unrealized appreciation ............   $    2,651,939
                                               ==============



SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                  APRIL 30, 2000

    SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 94.03%
              AEROSPACE AND DEFENSE - 1.23%
     39,600   AAR Corp. ....................   $      596,475
                                               --------------
              BANKS - 21.64%
     40,100   CCB Financial Corp. ..........        1,586,456
     37,600   Century South Banks, Inc. ....          810,750
     26,100   City National Corp. ..........          960,806
     62,800   Cullen/Frost Bankers, Inc. ...        1,550,375
     42,800   Eldorado Bancshares, Inc.* ...          308,963
     85,400   Fidelity National Corp. ......          592,463
    106,310   First Charter Corp. ..........        1,471,729
     31,700   National City Bancorp ........          459,650
     79,800   Prosperity Bancshares, Inc. ..        1,127,175
    153,500   Republic Security Financial Corp.       868,234
     15,700   Wilmington Trust Corp. .......          724,163
                                               --------------
                                                   10,460,764
                                               --------------
              BASIC MATERIALS - 3.61%
     71,800   Century Aluminum Co. .........          998,469
     35,200   Pope & Talbot, Inc. ..........          745,800
                                               --------------
                                                    1,744,269
                                               --------------
              BUILDING AND CONSTRUCTION - 4.58%
     25,800   Florida Rock Industries, Inc.           835,275
     17,300   Kaufman & Broad Home Corp. ...          333,025
    113,800   Morrison Knudsen Corp.* ......        1,045,537
                                               --------------
                                                    2,213,837
                                               --------------
              BUSINESS SERVICES - 3.29%
     41,800   ChoicePoint, Inc.* ...........        1,588,400
                                               --------------
              CHEMICALS - 5.86%
     53,600   Cytec Industries, Inc.* ......        1,614,700
     31,700   Fuller (H.B.) Co. ............        1,216,487
                                               --------------
                                                    2,831,187
                                               --------------
              CONSUMER DURABLES - 1.73%
     12,800   Harman International
                 Industries, Inc. ..........          836,800
                                               --------------
              CONSUMER NON-DURABLES - 1.57%
     32,200   Alberto-Culver Co., Class B ..          760,725
                                               --------------
              DIVERSIFIED FINANCIAL
              SERVICES - 3.43%
     92,100   United Asset Management Co. ..        1,657,800
                                               --------------
              HEALTH CARE SERVICES - 1.99%
     17,600   Universal Health Services,
                 Class B* ..................          963,600
                                               --------------
              INDUSTRIAL - 5.21%
     20,000   Astec Industries, Inc.* ......          501,875
     51,500   Gardner Denver, Inc.* ........          898,031
     61,400   Milacron, Inc. ...............        1,120,550
                                               --------------
                                                    2,520,456
                                               --------------
              INSURANCE - 5.11%
     27,800   Gallagher (Arthur J.) & Co. ..        1,035,550
     98,400   Horace Mann Educators Corp. ..        1,432,950
                                               --------------
                                                    2,468,500
                                               --------------



                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              OIL AND GAS EXTRACTION - 9.99%
     51,400   Pogo Producing Co. ...........   $    1,317,125
    150,800   Santa Fe Snyder Corp.* .......        1,385,475
     89,000   Tesoro Petroleum Corp.* ......        1,045,750
     62,300   Tuboscope, Inc.* .............        1,082,462
                                               --------------
                                                    4,830,812
                                               --------------
              PHARMACEUTICALS - 4.92%
     45,000   Carter-Wallace, Inc. .........        1,001,250
     81,100   ChiRex, Inc.* ................        1,376,166
                                               --------------
                                                    2,377,416
                                               --------------
              PRINTING AND PUBLISHING - 5.88%
     31,900   Houghton Mifflin Co. .........        1,325,844
     54,500   Meredith Corp. ...............        1,515,781
                                               --------------
                                                    2,841,625
                                               --------------
              REAL ESTATE INVESTMENT TRUST
              (REIT) - 5.39%
     41,200   CBL & Associates Properties, Inc.       965,625
     24,300   Cousins Properties, Inc. .....          953,775
     26,700   SL Green Realty Corp. ........          685,856
                                               --------------
                                                    2,605,256
                                               --------------

              SAVINGS AND LOANS - 5.23%
     94,300   Commercial Federal Corp. .....        1,467,544
     77,700   First Financial Holdings, Inc.        1,063,519
                                               --------------
                                                    2,531,063
                                               --------------
              TRANSPORTATION - 3.37%
     30,300   American Freightways Corp.* ..          561,497
     23,000   USFreightways Corp. ..........        1,066,625
                                               --------------
                                                    1,628,122
                                               --------------
              TOTAL COMMON STOCKS ..........       45,457,107
                                               --------------
                 (Cost $46,841,393)
 PAR VALUE
-----------

REPURCHASE AGREEMENT - 3.87%
$ 1,870,000   Bank One 5.850%, dated 04/28/00
                 to be repurchased on 05/01/00
                 at $1,870,912 (Collateralized
                 by U.S. Government Agency
                 Obligation 5.730% due on
                 12/10/01; Total Par
                 $1,905,000) ...............        1,870,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...        1,870,000
                                               --------------
                 (Cost $1,870,000)
TOTAL INVESTMENTS - 97.90% .................       47,327,107
                                               --------------
    (Cost $48,711,393)**
NET OTHER ASSETS AND LIABILITIES - 2.10% ...        1,012,795
                                               --------------
NET ASSETS - 100.00% .......................   $   48,339,902
                                               ==============

------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $48,711,393.

    Gross unrealized appreciation ..........   $    3,102,417
    Gross unrealized depreciation ..........       (4,486,703)
                                               --------------
    Net unrealized depreciation ............   $   (1,384,286)
                                               ==============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                      APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 90.02%
              AIRLINES - 2.01%
    491,600   AirTran Holdings, Inc.* ......   $    2,104,662
     80,100   Frontier Airlines, Inc.* .....        1,219,022
                                               --------------
                                                    3,323,684
                                               --------------
              AUTO MANUFACTURERS - 1.84%
     86,600   Navistar International Corp.*         3,031,000
                                               --------------
              BIOTECHNOLOGY - 2.34%
     27,300   Aphton Corp.* ................          749,044
     58,500   ArQule, Inc.* ................          689,203
     42,900   Digene Corp.* ................        1,820,569
     52,600   Organogenesis, Inc.* .........          601,612
                                               --------------
                                                    3,860,428
                                               --------------
              COMMUNICATION SERVICES - 1.07%
     87,100   Insight Communications Co., Inc.*     1,771,941
                                               --------------
              COMPUTER SOFTWARE - 7.54%
    239,600   FileNET Corp.* ...............        6,978,350
     52,400   Hyperion Solutions Corp.* ....        1,586,737
     60,100   Industri-Matematik
                 International Corp.* ......          412,248
     16,400   Lifeminders.com, Inc.* .......          726,725
     30,500   OTG Software, Inc.* ..........          665,281
     27,700   SportLine.com, Inc.* .........          530,628
    254,200   3DO Company (The)* ...........        1,549,031
                                               --------------
                                                   12,449,000
                                               --------------
              ELECTRONICS - 6.68%
     51,500   California Amplifier, Inc.* ..        1,403,375
     14,400   Newport Corp. ................        1,762,650
     78,400   Planar Systems, Inc.* ........          857,500
     71,000   Trimble Navigation Ltd.* .....        1,959,156
    137,500   Varian, Inc.* ................        5,040,234
                                               --------------
                                                   11,022,915
                                               --------------
              FINANCE - 1.21%
    188,100   Wit Capital Group, Inc.* .....        1,998,562
                                               --------------
              HEALTHCARE SERVICES - 2.62%
    226,900   Oxford Health Plans, Inc.* ...        4,318,191
                                               --------------
              INDUSTRIAL - 4.07%
     46,400   Helix Technology Corp. .......        2,367,850
     47,000   Maverick Tube Corp.* .........        1,346,844
    150,600   Semitool, Inc.* ..............        3,007,294
                                               --------------
                                                    6,721,988
                                               --------------
              MEDICAL SUPPLIES - 3.20%
    178,100   Isolyser Co., Inc.* ..........          829,278
    108,800   Novoste Corp.* ...............        4,457,400
                                               --------------
                                                    5,286,678
                                               --------------


                                                   MARKET
SHARES                                              VALUE
-------                                           --------
              MEDICAL TECHNOLOGIES - 5.22%
     76,300   Acuson Corp.* ................   $      939,444
     34,000   Aspect Medical Systems, Inc.*         1,506,625
     98,900   Cytyc Corp.* .................        4,444,319
     62,600   Laboratory Corp.of America
                 Holdings* .................          371,687
    259,400   LaserSight, Inc.* ............        1,349,691
                                               --------------
                                                    8,611,766
                                               --------------
              OIL AND GAS EXTRACTION - 10.37%
     41,000   Dril-Quip, Inc. * ............        1,665,625
     75,200   Kinder Morgan, Inc. ..........        2,279,500
    182,300   Marine Drilling Cos., Inc.* ..        4,739,800
     10,300   National-Oilwell, Inc.* ......          246,556
    244,900   R & B Falcon Corp.* ..........        5,081,675
    110,800   Rowan Cos., Inc.* ............        3,095,475
                                               --------------
                                                   17,108,631
                                               --------------
              PHARMACEUTICALS - 2.19%
     28,000   Cephalon, Inc.* ..............        1,571,500
     14,000   Coulter Pharmaceutical, Inc.*           255,062
     88,400   Dura Pharmaceuticals, Inc.* ..        1,146,438
     10,700   ILEX Oncology, Inc.* .........          254,125
     14,000   SangStat Medical Corp.* ......          396,813
                                               --------------
                                                    3,623,938
                                               --------------
              RESTAURANTS - 2.27%
    136,700   Lone Star Steakhouse & Saloon, Inc.   1,610,497
     61,100   P.F. Chang's China Bistro, Inc.*      2,136,591
                                               --------------
                                                    3,747,088
                                               --------------
              RETAIL - 10.77%
     48,900   American Eagle Outfitters, Inc.*        832,828
     78,900   Ames Department Stores, Inc.*         1,420,200
     35,700   Braun's Fashions Corp.* ......          809,944
     75,200   Charlotte Russe Holding, Inc.*          822,500
    420,700   Charming Shoppes, Inc.* ......        2,839,725
    109,175   Cutter & Buck, Inc.* .........        1,327,159
     73,200   Dress Barn (The), Inc.* ......        1,427,400
    327,900   Genesco, Inc.* ...............        4,242,206
     54,600   Men's Wearhouse (The), Inc.* .        1,167,075
     21,600   Michaels Stores, Inc.* .......          855,900
     59,400   Pacific Sunwear of California, Inc.*  2,025,169
                                               --------------
                                                   17,770,106
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                      APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              SEMICONDUCTORS - 18.62%
    125,530   Alliance Semiconductor Corp.*    $    2,549,828
    153,600   Electroglas, Inc.* ...........        5,947,200
    194,300   MEMC Electronic Materials, Inc.*      3,375,962
     59,400   Rudolph Technologies, Inc.* ..        1,806,131
    197,500   Varian Semiconductor
                 Equipment Associates, Inc.*       13,288,047
    210,800   Xicor, Inc. * ................        3,761,462
                                               --------------
                                                   30,728,630
                                               --------------
              TECHNOLOGY - 1.53%
     12,900   JDS Uniphase Corp.* ..........        1,337,972
     84,600   S3, Inc.* ....................        1,187,044
                                               --------------
                                                    2,525,016
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 6.47%
    125,300   Glenayre Technologies, Inc.* .        1,648,478
    104,400   Motient Corp.* ...............        1,301,738
    129,100   TEKELEC* .....................        4,498,328
     49,400   Telaxis Communications Corp.*         1,298,294
     12,950   Terayon Communication
                 Systems, Inc.* ............        1,203,945
     15,400   Tut Systems, Inc.* ...........          734,388
                                               --------------
                                                   10,685,171
                                               --------------
              TOTAL COMMON STOCKS ..........      148,584,733
                                               --------------
                 (Cost $144,711,520)
 PAR VALUE
-----------

REPURCHASE AGREEMENT - 12.85%
$21,206,256   Morgan Stanley, Bank of New York
                 Tri-Party 5.850%, dated
                 04/28/00 to be repurchased
                 on 05/01/00 at $21,216,594
                 (Collateralized by U.S.
                 Treasury Note 5.500% due on
                 05/01/00; Total Par
                 $21,549,274) ..............       21,206,256
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...       21,206,256
                                               --------------
                 (Cost $21,206,256)
TOTAL INVESTMENTS - 102.87% ................      169,790,989
                                               --------------
    (Cost $165,917,776)**
LIABILITIES NET OF CASH
  AND OTHER ASSETS - (2.87)% ...............       (4,742,191)
                                               --------------
NET ASSETS - 100.00% .......................   $  165,048,798
                                               ==============

--------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $165,917,776.

    Gross unrealized appreciation ..........   $   23,503,378
    Gross unrealized depreciation ..........      (19,630,165)
                                               --------------
    Net unrealized appreciation ............   $    3,873,213
                                               ==============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND             APRIL 30, 2000

    SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 94.29%
              AUSTRALIA - 3.68%
     33,056   Amcor Ltd. ...................   $       97,875
     36,141   Broken Hill Proprietary Co. Ltd.        389,201
     54,100   Foster's Brewing Group Ltd. ..          136,677
     41,024   Leighton Holdings Ltd. .......          108,530
     29,700   National Australia Bank Ltd. .          406,909
     18,792   News Corp. Ltd. ..............          238,652
     11,018   Paperlinx Ltd. ...............           19,850
     12,600   Rio Tinto Ltd. ...............          187,176
     59,500   Southcorp Ltd ................          185,589
     21,887   TABCORP Holdings Ltd. ........          117,160
     62,700   Telstra Corp. Ltd. ...........          268,767
     42,509   Westpac Banking Corp. ........          271,340
                                               --------------
                                                    2,427,726
                                               --------------
              FINLAND - 4.94%
      2,900   JOT Automation Group Oyj .....           20,959
      6,882   Kemira Oyj ...................           33,472
     42,624   Nokia Oyj ....................        2,445,092
      1,928   Okobank, Class A .............           17,878
      2,030   Oy Hartwall AB ...............           29,767
      6,398   Rautaruukki Oyj ..............           32,572
      2,020   Sanoma WSOY Oyj, Class B .....          129,465
      5,300   Sonera Group Oyj .............          291,503
      3,400   Talentum .....................           55,730
      4,272   UPM-Kymmene Oyj ..............          110,685
        729   Viking Line Oyj ..............           19,551
      7,250   YIT-Yhtyma Oyj ...............           71,248
                                               --------------
                                                    3,257,922
                                               --------------
              FRANCE - 9.80%
      2,460   Alcatel ......................          570,278
      3,310   Axa ..........................          490,788
      5,130   Banque Nationale de Paris ....          414,601
      1,780   Cap Gemini SA ................          349,531
      4,194   Carrefour SA .................          272,994
      1,130   Castorama Dubois
                 Investissement SA .........          246,548
        410   Danone .......................           89,642
      6,536   France Telecom SA ............        1,011,308
      1,540   Groupe GTM ...................          118,301
      1,630   Hermes International .........          231,166
        280   L'OREAL ......................          189,893
      2,436   Lafarge SA ...................          201,747
      1,200   Legrand ......................          223,639
      2,740   Renault SA ...................          124,547
      1,800   Schneider Electric SA ........          117,819
      1,170   Sodexho Alliance .............          175,289
      1,430   Suez Lyonnaise des Eaux SA ...          224,252
      5,198   Total Fina SA, Class B* ......          788,686
      6,221   Vivendi ......................          615,320
      2,800   Vivendi, Warrants
                 expiring 05/02/01* ........           11,989
                                               --------------
                                                    6,468,338
                                               --------------


                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              GERMANY - 11.01%
      3,127   Allianz AG ...................   $    1,174,058
      7,084   BASF AG ......................          309,445
      9,711   Bayer AG .....................          394,182
      9,100   Bayerische Motoren Werke
                 (BMW) AG ..................          241,980
      6,600   Commerzbank AG ...............          249,602
     10,784   DaimlerChrysler AG ...........          631,360
     23,520   Deutsche Telekom AG ..........        1,535,230
     10,253   Dresdner Bank AG .............          418,513
      5,030   HypoVereinsbank ..............          312,778
      8,600   MAN AG .......................          279,112
      3,060   Metro AG .....................          114,612
      1,580   Muenchener Rueckversicherungs-
                 Gesellschaft AG ...........          458,923
      4,566   Siemens AG ...................          673,699
      7,210   Veba AG ......................          350,672
      6,160   Viag AG ......................          118,721
                                               --------------
                                                    7,262,887
                                               --------------
              IRELAND - 2.64%
     44,700   Allied Irish Banks Plc .......          446,192
      7,100   Bank of Ireland ..............           47,893
     22,800   CRH Plc ......................          364,804
    111,900   eircom Plc ...................          394,197
     16,559   Irish Life & Permanent Plc ...          136,989
     15,300   Kerry Group Plc, Class A .....          194,034
     71,500   Smurfit (Jefferson) Group Plc           156,002
                                               --------------
                                                    1,740,111
                                               --------------
              ITALY - 2.29%
      6,737   Assicurazioni Generali .......          191,700
     18,938   Banca Intesa SpA .............           69,727
     12,200   Banca Popolare di Milano .....           72,757
     31,060   Benetton Group SpA* ..........           57,179
      8,000   Enel SpA* ....................           33,891
     48,535   ENI SpA ......................          241,354
      3,935   Fiat SpA .....................           96,480
     28,984   Montedison SpA ...............           29,775
      9,010   San Paolo-IMI SpA ............          126,141
     35,510   Telecom Italia Mobile SpA ....          338,962
     18,080   Telecom Italia SpA ...........          252,794
                                               --------------
                                                    1,510,760
                                               --------------
              JAPAN - 29.73%
    106,000   Asahi Chemical Industry Co., Ltd.       610,453
     68,000   Bank of Tokyo-Mitsubishi, Ltd.          877,663
     21,000   Bridgestone Corp. ............          455,951
     17,000   Canon, Inc. ..................          777,557
     29,000   Dai Nippon Printing Co., Ltd.           492,172
     10,700   Fanuc, Ltd. ..................        1,121,467
     16,000   Fuji Photo Film ..............          641,452
     20,000   Fujisawa Pharmaceutical Co., Ltd.       749,965
     32,000   Hitachi, Ltd. ................          382,205
     14,000   Honda Motor Co., Ltd. ........          626,082
      6,000   Ito-Yokado Co., Ltd. .........          438,313
     50,000   Kirin Brewery Co., Ltd. ......          651,359

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND             APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              JAPAN (CONTINUED)
     29,000   Matsushita Electric Industrial
                 Co., Ltd. .................   $      767,927
     37,000   Mitsubishi Corp. .............          322,022
     52,000   Mitsubishi Estate Co., Ltd. ..          584,973
    119,000   Mitsubishi Heavy Industries, Ltd.       370,205
      6,000   Murata Manufacturing Co., Ltd.        1,158,280
     27,000   NEC Corp. ....................          734,966
    213,000   Nippon Steel Corp. ...........          479,228
        112   Nippon Telegraph &
                 Telephone Corp. ...........        1,389,565
     52,000   Nissan Motor Co., Ltd. .......          236,396
     19,000   Nomura Securities Co., Ltd. ..          478,496
      9,000   Secom CO., LTD. ..............          754,965
     38,000   Sharp Corp. ..................          733,577
      4,600   SONY Corp. ...................          528,550
      4,600   SONY Corp. (New)* ............          532,383
     38,000   Sumitomo Bank, Ltd. ..........          475,330
     40,000   Tokio Marine & Fire
                 Insurance Co., Ltd. .......          390,352
     21,800   Tokyo Electric Power Co. .....          514,698
     27,000   Toyota Motor Corp. ...........        1,342,438
                                               --------------
                                                   19,618,990
                                               --------------
              NETHERLANDS - 4.00%
      7,699   ABN AMRO Holding NV ..........          158,531
      3,500   AEGON NV .....................          251,525
      2,114   Akzo Nobel NV ................           86,540
      4,108   Fortis (NL) NV ...............          103,299
      2,050   Heineken NV ..................          113,683
      4,911   ING Groep NV .................          267,965
      2,600   Koninklijke Ahold NV .........           60,628
      7,056   Koninklijke (Royal) Philips
                 Electronics NV ............          314,765
      2,561   KPN NV .......................          258,082
     13,257   Royal Dutch Petroleum Co. ....          764,093
      3,247   Unilever NV ..................          147,474
      2,059   VNU NV .......................          110,158
                                               --------------
                                                    2,636,743
                                               --------------
              NEW ZEALAND - 1.25%
    419,700   Brierley Investments Ltd. ....           77,446
    109,400   Carter Holt Harvey Ltd. ......           92,437
     15,700   Fisher & Paykel Industries Ltd.          46,506
     39,200   Fletcher Challenge Energy ....           90,419
     44,200   Lion Nathan Ltd. .............           89,288
    101,300   Telecom Corp. of New Zealand Ltd.       427,964
                                               --------------
                                                      824,060
                                               --------------
              NORWAY - 2.86%
     45,820   Christiana Bank Og Kreditkasse          211,867
     60,520   DNB Holding ASA ..............          212,244
     16,800   Hafslund ASA, Class B ........           47,097
      2,920   Merkantildata ASA* ...........           20,057
     17,790   Norsk Hydro ASA ..............          650,720
      3,340   Norske Skogindustrier ASA ....           89,529
     16,730   Orkla ASA, Class B ...........          258,793


                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              NORWAY (CONTINUED)
      5,610   Petroleum Geo-Services* ......   $       87,720
     21,100   Storebrand ASA ...............          131,971
      5,990   Tandberg Television ASA * ....           54,190
      5,840   Tomra Systems ASA ............          120,668
                                               --------------
                                                    1,884,856
                                               --------------
              SINGAPORE - 1.16%
     24,000   City Developments, Ltd. ......          108,995
     11,000   DBS Group Holdings Ltd. ......          151,480
     53,000   DBS Land Ltd. ................           75,160
     25,000   Overseas Union Bank Ltd. .....          114,269
     10,000   Singapore Press Holdings Ltd.           195,722
     86,000   Singapore Technologies
                 Engineering Ltd. ..........          120,949
                                               --------------
                                                      766,575
                                               --------------
              SPAIN - 5.03%
      7,700   Autopistas, Concesionaria
                 Espanola SA ...............           67,901
     45,500   Banco Bilbao Vizcaya
                 Argentaria SA .............          620,461
     42,600   Banco Santander Central
                 Hispano SA ................          444,206
     19,100   Endesa SA ....................          414,300
      6,800   Fomento de Construcciones y
                 Contratas SA ..............          139,401
      3,200   Gas Natural SDG SA ...........           53,470
     11,700   Iberdrola SA .................          150,081
     13,200   Repsol-YPF SA ................          270,003
      2,000   Sogecable SA* ................           84,637
     46,000   Telefonica SA ................        1,023,719
      2,500   Union Electrica Fenosa SA ....           47,887
                                               --------------
                                                    3,316,066
                                               --------------
              SWITZERLAND - 5.56%
      2,015   ABB AG .......................          225,939
      2,601   Credit Suisse Group ..........          469,497
         97   Holderbank Financiere
                 Glarus AG .................          109,608
        275   Nestle SA ....................          484,441
        525   Novartis AG ..................          732,877
         71   Roche Holding AG .............          740,980
         62   Schindler Holding AG .........           88,561
        520   Swisscom AG ..................          183,207
      1,745   UBS AG .......................          427,225
        490   Zurich Allied AG .............          208,130
                                               --------------
                                                    3,670,465
                                               --------------
              UNITED KINGDOM - 10.34%
      5,822   Abbey National Plc ...........           66,441
      6,900   Allied Zurich Plc ............           68,645
      7,396   AstraZeneca Group Plc ........          309,864
      7,000   Barclays Plc .................          179,713
     14,055   BG Group Plc .................           84,903
      5,060   Boots Co. Plc ................           38,779
     87,206   BP Amoco Plc .................          752,850
     11,932   British Aerospace Plc ........           73,983
      9,000   British American Tobacco Plc .           57,134
      8,200   British Sky Broadcasting Group Plc      200,946

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND             APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              UNITED KINGDOM (CONTINUED)
     27,300   British Telecommunications Plc   $      487,514
      7,800   Cadbury Schweppes Plc ........           53,008
     13,600   Centrica Plc .................           49,759
      5,134   CGU Plc ......................           73,577
     16,000   Diageo Plc ...................          129,160
      3,600   GKN Plc ......................           49,771
     15,815   Glaxo Wellcome Plc ...........          489,000
      8,900   Granada Group plc ............           87,226
      8,700   Halifax Group Plc ............           81,609
      6,100   Hays Plc .....................           42,167
     35,416   HSBC Holdings Plc ............          392,867
     14,500   Invensys Plc .................           69,813
      5,300   Kingfisher Plc ...............           43,651
     28,700   Legal & General Group Plc ....           74,956
     24,420   Lloyds TSB Group Plc .........          238,382
     12,600   Marconi Plc ..................          157,132
     10,900   Marks & Spencer Plc ..........           40,007
      5,500   National Grid Group Plc ......           45,384
      2,800   Pearson Plc ..................           95,643
      8,331   Prudential Plc ...............          128,992
      1,900   Railtrack Group Plc ..........           24,301
      6,800   Reuters Group Plc ............          120,797
      4,700   Rio Tinto Plc ................           72,991
      4,800   Royal Bank of Scotland Group Plc         74,769
      8,200   Sainsbury (J) Plc ............           42,768
      7,158   ScottishPower Plc ............           57,532
     25,252   SmithKline Beecham Plc .......          345,774
     30,845   Tesco Plc ....................          104,929
     11,007   Unilever Plc .................           65,805
    273,520   Vodafone AirTouch Plc ........        1,249,850
                                               --------------
                                                    6,822,392
                                               --------------
              TOTAL COMMON STOCKS ..........       62,207,891
                                               --------------
                 (Cost $56,205,781)

FOREIGN INDEX SECURITY - 2.45%
      3,910   Sweden OPAL ..................        1,617,215
                                               --------------
              TOTAL FOREIGN INDEX SECURITY .        1,617,215
                                               --------------
                 (Cost $873,439)


                                                   MARKET
SHARES                                              VALUE
-------                                           --------

PREFERRED STOCKS - 0.93%
              GERMANY - 0.92%
      1,035   SAP AG .......................   $      608,774
                                               --------------
              UNITED KINGDOM - 0.01%
      2,695   British Aerospace Plc ........            4,133
                                               --------------

              TOTAL PREFERRED STOCKS .......          612,907
                                               --------------
                 (Cost $480,041)
 PAR VALUE
-----------
FOREIGN NOTES AND BONDS - 0.02%
              UNITED KINGDOM - 0.02%
              BG Transco Holdings Plc
$     3,000   7.057%, 12/14/09 .............            4,702
      3,000   4.188%, 12/14/22 .............            4,554
      3,000   7.000%, 12/16/24 .............            4,621
                                               --------------
              TOTAL FOREIGN NOTES AND BONDS            13,877
                                               --------------
                 (Cost $14,640)
TOTAL INVESTMENTS - 97.69% .................       64,451,890
                                               --------------
    (Cost $57,573,901)**
NET OTHER ASSETS AND LIABILITIES - 2.31% ...        1,526,743
                                               --------------
NET ASSETS - 100.00% .......................   $   65,978,633
                                               ==============

------------------
     * Non-income producing security.
    ** Aggregate cost for Federal income tax purposes is $57,573,901.

       Gross unrealized appreciation           $   11,892,225
       Gross unrealized depreciation               (5,014,236)
                                               --------------
       Net unrealized appreciation             $    6,877,989
                                               ==============
OPAL  Optimised Portfolios As Listed Security

As of April 30, 2000, the Fund has entered into the following forward foreign currency contracts:

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

 CURRENCY                               SETTLEMENT       CONTRACTS AT      IN EXCHANGE         UNREALIZED
   VALUE      CONTRACTS TO DELIVER         DATES            VALUE          FOR U.S. $         DEPRECIATION
  ------     --------------------        ------            -----           ----------       ---------------
  739,188              EU               05/02/2000        $672,101          $670,961            $(1,140)
                                                          ========          ========            ========

------------------
EU European Monetary Unit

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                    APRIL 30, 2000

    SCHEDULE OF INVESTMENTS  (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 82.61%
              ARGENTINA - 2.13%
      9,697   Banco de Galicia y Buenos Aires,
                 Class B ...................   $       42,114
      4,820   Banco Frances SA .............           32,316
        737   IRSA Inversiones y
                 Representaciones SA, SP GDR           21,834
      3,876   Molinos Rio de la Plata SA* ..            8,611
      3,320   PC Holdings SA, SP ADR* ......           50,837
     11,160   Renault Argentina SA .........            9,716
     23,816   Siderca SA ...................           50,525
      3,501   Telefonica de Argentina SA,
                 SP ADR ....................          122,973
     19,900   Transportadora de Gas del
                 Sur SA, Class B ...........           32,459
                                               --------------
                                                      371,385
                                               --------------
              BRAZIL - 1.43%
    547,900   Companhia Paulista de Forca e Luz        18,208
  3,322,000   Companhia Siderurgica Nacional           93,818
      7,500   Souza Cruz SA ................           45,694
      1,238   Tele Nordeste Celular
                 Participacoes SA, Rights* .               --
        589   Tele Norte Leste Participacoes SA,
                 ADR .......................           10,491
    934,000   Telecomunicacoes Brasileiras SA,
                 Class A ...................           80,183
      1,696   Telemig Celular Participacoes SA,
                 Rights* ...................               --
        109   Telesp Celular Participacoes SA              --
                                               --------------
                                                      248,394
                                               --------------
              CHILE - 3.84%
      4,400   Banco Santander Chile, SP ADR*           65,175
      7,651   Cia. Telecomunicaciones de Chile
                 SA, SP ADR ................          141,543
      2,000   Compania Cervecerias Unidas SA,
                 SP ADR ....................           44,625
      2,500   Distribucion y Servicio D&S SA,
                 ADR .......................           42,500
      3,700   Embotelladora Andina SA,
                 ADR, Series A .............           43,013
      7,172   Empresa Nacional de
                 Electricidad SA, SP ADR ...           82,478
      5,502   Enersis SA, SP ADR ...........          102,475
      4,928   Gener SA, SP ADR .............           67,452
      2,047   Madeco SA, SP ADR ............           18,423
      1,790   Maderas y Sinteticos SA, SP ADR          24,612
      1,430   Sociedad Quimica y Minera
                 de Chile SA, SP ADR, Class A          35,393
                                               --------------
                                                      667,689
                                               --------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              CHINA - 3.23%
    492,000   Beijing Datang Power Generation
                 Co. Ltd., Class H .........   $       68,218
    166,000   China Southern Airlines Co. Ltd.,
                 Class H* ..................           30,476
    128,000   Guangdong Kelon Electrical
                 Holdings Co. Ltd., Class H            79,700
    322,000   Guangshen Railway Co. Ltd.,
                 Class H ...................           38,859
    346,000   Huaneng Power
                 International, Inc., Class H          79,068
    338,000   Jiangsu Express Co. Ltd.,
                 Class H ...................           38,186
    188,000   Qingling Motors Co. Ltd., Class H        24,860
    632,000   Shanghai Petrochemical Co.
                 Ltd., Class H .............           85,195
    222,000   Shenzhen Expressway Co. Ltd.,
                 Class H ...................           24,796
    266,000   Yizheng Chemical Fibre Co. Ltd.,
                 Class H* ..................           51,566
    362,000   Zhejiang Expressway Co. Ltd.,
                 Class H ...................           41,827
                                               --------------
                                                      562,751
                                               --------------
              HUNGARY - 4.50%
      1,210   Danubius Hotel and Spa, Rights*          23,532
      1,300   Gedeon Richter, Rights .......           71,983
     67,150   Magyar Tavkozlesi, Rights ....          460,025
      5,730   MOL Magyar Olaj-es Gazipari,
                 Rights ....................          100,958
      2,465   OTP Bank, Rights .............          109,271
        460   Pick Szeged, Rights ..........           17,471
                                               --------------
                                                      783,240
                                               --------------
              INDIA - 2.74%
      1,500   Bajaj Auto Ltd., SP GDR ......           12,300
      1,700   BSES Ltd., GDR* ..............           29,410
      3,380   EIH Ltd., SP GDR .............           15,210
      1,267   Grasim Industries Ltd.,
                 SP GDR ....................           12,512
      3,600   Gujarat Ambuja Cement Ltd.,
                 SP GDR ....................           16,020
      1,610   Hindalco Industries Ltd.,
                 SP GDR ....................           27,370
      3,530   Indian Hotels Co., Ltd, SP GDR           19,415
      4,225   Indian Rayon & Industries Ltd.,
                 SP GDR ....................            6,549
      1,180   Larsen & Tourbo Ltd., GDR ....           16,225
      6,900   Mahanagar Telephone
                 Nigam Ltd., GDR ...........           90,131
      4,200   Reliance Industries Ltd.,
                 SP GDR (A) ................          109,305
      3,300   State Bank of India, GDR .....           31,350
      4,124   Tata Engineering & Locomotive
                 Co., Ltd., SP GDR .........           12,888
      3,900   Videsh Sanchar Nigam Ltd., GDR           78,001
                                               --------------
                                                      476,686
                                               --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                    APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              INDONESIA - 0.86%
     33,000   PT Astra International Tbk ...   $       13,367
     11,500   PT Gudang Garam Tbk ..........           18,196
     79,000   PT Indah Kiat Pulp & Paper
                 Corp. Tbk* ................           23,750
     28,000   PT Indofood Sukses Makmur Tbk*           19,139
      8,500   PT Semen Gresik (Persero) Tbk             8,823
    153,720   PT Telekomunikasi Indonesia ..           67,131
                                               --------------
                                                      150,406
                                               --------------
              ISRAEL - 1.94%
      9,620   Bank Hapoalim ................           29,548
     13,500   Bank Leumi Le-Israel .........           29,337
      5,500   Bezeq Israeli Telecommunications
                 Corp. Ltd. ................           29,186
      1,520   Blue Square Chain Investments
                 and Properties Ltd. .......           20,992
        245   Check Point Software
                 Technologies Ltd.* ........           42,462
        950   ECI Telecom Ltd. .............           26,422
        290   Elite Industries Ltd. ........           15,346
        230   Formula Systems (1985) Ltd.* .           11,670
      9,590   Israel Chemicals Ltd. ........           11,621
        160   Koor Industries Ltd. .........           13,840
        942   Magic Software Enterprises Ltd.*         16,043
      7,200   Makhteshim-Agan Industries Ltd.*         14,203
        110   NICE Systems Ltd., SP ADR* ...            7,195
        900   Taro Pharmaceutical
                 Industries Ltd.* ..........           10,181
      1,390   Teva Pharmaceuticals
                 Industries Ltd. ...........           59,724
                                               --------------
                                                      337,770
                                               --------------
              MALAYSIA - 4.15%
     13,000   Commerce Asset-Holdings Berhad           36,605
     36,000   Malayan Banking Berhad .......          149,684
     41,000   Malaysia International Shipping
                 Corp. Berhad ..............           61,500
     37,000   Malaysian Airline System Berhad          32,326
     20,000   Petronas Gas Berhad ..........           32,632
     57,000   Public Bank Berhad ...........           79,500
     11,000   Resorts World Berhad .........           35,605
     30,000   RHB Captial Berhad ...........           42,632
     25,000   Telekom Malaysia Berhad ......           86,842
     50,000   Tenaga Nasional Berhad .......          165,789
                                               --------------
                                                      723,115
                                               --------------
              MEXICO - 9.83%
     16,600   Alfa SA de CV, Class A .......           52,481
      5,204   Cemex SA de CV, SP ADR* ......          113,838
     46,400   Desc SA de CV, Series B* .....           32,741
      2,000   Fomento Economico Mexicano
                 SA de CV, SP ADR ..........           82,500
     26,000   Grupo Carso SA de CV,
                 Series A1* ................           88,417


                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              MEXICO (CONTINUED)
     23,900   Grupo Financiero Banamex
                 Accival, SA de CV, Series O*  $       86,609
     54,673   Grupo Industrial Bimbo SA
                 de CV, Series A* ..........           71,464
     17,710   Grupo Mexico SA, Series B ....           72,270
     59,800   Grupo Modelo SA de CV Series C          125,828
      1,982   Grupo Televisa SA, SP GDR* ...          125,733
      7,100   Industrias Penoles SA ........           15,845
     28,200   Kimberley-Clark de Mexico SA,
                 Class A ...................           92,302
      8,263   Savia SA de CV* ..............           47,769
      9,447   Telefonos de Mexico SA, SP ADR          555,602
     64,237   Wal-Mart de Mexico SA de CV,
                 Series V* .................          148,817
                                               --------------
                                                    1,712,216
                                               --------------
              PHILLIPINES - 1.51%
    109,000   Ayala Land, Inc. .............           17,161
     11,000   Manila Electric Co., Class B .           19,717
      9,680   Metropolitan Bank & Trust Co.            53,928
    312,000   Petron Corp.* ................           16,475
      4,400   Phillipine Long Distance
                 Telephone Co. .............           78,866
     28,000   San Miguel Corp., Class B ....           35,267
    312,000   SM Prime Holdings ............           40,809
                                               --------------
                                                      262,223
                                               --------------
              POLAND - 4.14%
      2,900   Bank Handlowy w Warszawie ....           41,846
      1,800   Bank Polska Kasa Opieki
                 Grupa Pekao SA* ...........           21,342
      1,035   Bank Slaski SA w Katowicach ..           62,517
      7,800   BIG Bank Gdanski SA ..........           19,195
      1,115   BRE Bank SA ..................           34,922
      2,130   Debica SA ....................           17,726
      5,971   Elektrim Spolka Akcyjna SA ...           74,804
     11,602   Polski Koncern Naftowy SA, GDR*         116,600
        500   Prokom .......................           20,302
        280   Softbank SA ..................           12,089
      5,240   Stomil Olsztyn SA ............           25,555
     33,000   Telekomunikacja Polska SA, GDR          253,275
      3,558   Wielkopolski Bank
                 Kredytowy SA ..............           20,377
                                               --------------
                                                      720,550
                                               --------------
              RUSSIA - 3.92%
      2,500   AO Mosenergo, SP ADR .........           15,850
      4,400   OAO Lukoil Holding, SP ADR ...          265,232
      8,500   RAO Unified Energy Systems, GDR*        158,411
      3,300   Rostelecom, SP ADR* ..........           64,144
     11,800   Surgutneftegaz, SP ADR* ......          179,065
                                               --------------
                                                      682,702
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                    APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              SOUTH AFRICA - 6.86%
      5,780   ABSA Group Ltd. ..............   $       20,459
      4,440   Anglo American Platinum
                 Corp. Ltd. ................          107,390
        910   Anglo American Plc ...........           38,571
      1,100   AngloGold Ltd. ...............           41,855
      8,670   Barlow Ltd. ..................           53,960
      5,520   De Beers .....................          113,160
      4,100   Dimension Data Holdings Ltd.*            26,908
        452   Edgars Consolidated Stores Ltd.           4,306
     63,100   FirstRand Ltd. ...............           74,449
      5,100   Gold Fields Ltd. .............           16,547
      1,200   Impala Platinum Holdings Ltd.            38,050
      2,862   Imperial Holdings Ltd.* ......           24,481
      3,800   Johnnies Industrial Corp. Ltd.           48,197
      1,841   Liberty International Plc ....           12,272
      3,420   Liberty Life Association
                 of Africa Ltd. ............           32,029
      5,563   Nampak Ltd. ..................           12,963
      5,700   Naspers Ltd., Class N ........           58,845
      4,900   Nedcor Ltd., GDR, Class S ....           91,875
     13,640   Rembrandt Group Ltd. .........          105,813
     40,900   Sanlam Ltd. ..................           48,558
      3,900   Sappi Ltd. ...................           27,321
      9,200   Sasol Ltd. ...................           54,002
     12,680   South African Breweries Plc ..           93,503
      3,700   Standard Bank Investment
                 Corp. Ltd. ................           13,642
      1,525   Tigers Brands Limited ........           15,519
      4,300   Woolworths Holdings Ltd., GDR            20,425
                                               --------------
                                                    1,195,100
                                               --------------
              SOUTH KOREA - 11.92%
      8,500   Hyundai Motor Co. Ltd. .......           80,041
      8,800   Kookmin Bank .................           95,157
     13,100   Korea Electric Power Corp. ...          383,645
      2,500   Korea Telecom Corp. ..........          170,759
      4,283   L.G. Chemical Ltd. ...........           98,415
      3,100   Pohang Iron & Steel Ltd., SP ADR         65,100
      1,000   Samsung Electro-Mechanics Co.            68,033
      2,319   Samsung Electronics ..........          626,898
      3,300   Samsung SDI Co. Ltd. .........          137,680
      7,600   Shinhan Bank .................           72,935
      4,700   SK Corp. .....................           88,727
        710   SK Telecom Co. Ltd. ..........          188,736
                                               --------------
                                                    2,076,126
                                               --------------


                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              TAIWAN - 9.49%
      8,856   Advanced Semiconductor
                 Engineering, Inc.,  GDR* ..   $      159,408
     19,464   Asia Cement Corp., SP GDR ....          146,953
     20,100   Asustek Computer, Inc., GDR ..          265,320
     13,975   China Steel Corp., SP GDR ....          198,270
     14,580   Evergreen Marine Corp.,
                 SP GDR* ...................          115,182
     15,867   Standard Foods
                 Taiwan Ltd., GDR* .........           53,154
      4,900   Taiwan Semiconductor
                 Manufacturing Co., Ltd.,
                 SP ADR* ...................          256,331
     14,486   Winbond Electronic Corp.,
                 GDR* ......................          457,033
                                               --------------
                                                    1,651,651
                                               --------------
              THAILAND - 1.79%
      3,300   Advanced Info Service Public
                 Co. Ltd.* .................           38,665
     28,500   Bangkok Bank Public Co. Ltd.*            48,292
      8,900   Electricity Generating Public
                 Co. Ltd. ..................           10,814
      8,800   PTT Exploration & Production
                 Public Co. Ltd. ...........           44,618
      2,000   Siam Cement Public Co. Ltd.* .           46,237
     55,000   TelecomAsia Corp. Public Co. Ltd.*       73,690
     47,000   Thai Farmers Bank Public Co. Ltd.*       49,389
                                               --------------
                                                      311,705
                                               --------------
              TURKEY - 8.33%
  1,332,618   Adana Cimento Sanayii Turk
                 Anomin Sirketi, Class A ...           46,314
    569,000   Arcelik AS ...................           48,391
    386,000   Aygaz AS .....................           44,191
    496,000   Brisa Bridgestone Sabanci
                 Lastik San. ve Tic AS .....           36,504
    919,900   Ege Biracilik ve Malt Sanayii AS         82,746
  1,602,000   Eregli Demir ve Celik
                 Fabrikalari TAS* ..........           87,771
  2,593,800   Haci Omer Sabanci Holding AS .           41,997
    197,200   Migros Turk TAS ..............          133,845
    300,600   Netas Northern Electric
                 Telekomunikasyon AS .......           50,638
  2,665,550   Trakya Cam Sanayii AS ........           43,159
  9,671,000   Turkiye Garanti Bankasi AS ...          162,913
  6,735,900   Turkiye Is Bankasi, Class C ..          369,051
    237,000   Vestel Elektronik Sanayi
                 ve Ticaret AS* ............           89,150
  6,727,479   Yapi ve Kredi Bankasi SA* ....          214,552
                                               --------------
                                                    1,451,222
                                               --------------
              TOTAL COMMON STOCKS ..........       14,384,931
                                               --------------
                 (Cost $12,604,280)


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND                    APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

PREFERRED STOCKS - 10.78%
              BRAZIL - 10.78%
     23,400   Aracruz Celulose SA, Class B .   $       44,713
 15,435,693   Banco Bradesco SA ............          112,850
  1,677,000   Banco Itau SA ................          125,392
 17,016,620   Centrais Electricas Brasileiras
                 SA, Class B ...............          280,861
  2,121,000   Companhia Brasileira de
                 Distribuicao Grupo Pao
                 de Acucar .................           60,499
    105,300   Companhia Cervejaria Brahma ..           76,402
  5,697,255   Companhia Energetica de
                 Minas Geraus ..............           86,776
      9,162   Companhia Vale do Rio Doce,
                 Class A ...................          226,830
    929,000   Petroleo Brasleiro SA ........          221,303
      5,030   Telecomunicacoes Brasileiras
                 SA, Pfd Block, SP ADR .....          594,483
     11,219   Usinas Siderurgicas de Minas
                 Gerais, Class A ...........           46,666
                                               --------------
              TOTAL PREFERRED STOCKS                1,876,775
                                               --------------
                 (Cost $1,676,124)

INVESTMENT COMPANIES - 4.92%
     24,800   Korea Fund * .................          308,450
     27,000   Taiwan Fund, Inc.* ...........          548,438
                                               --------------
              TOTAL INVESTMENT COMPANIES ...          856,888
                                               --------------
                 (Cost $572,054)


                                                   MARKET
SHARES                                              VALUE
-------                                           --------

FOREIGN INDEX SECURITY - 2.57%
      3,000   MSCI Taiwan OPAL .............   $      446,880
                                               --------------
              TOTAL FOREIGN INDEX SECURITY .          446,880
                                               --------------
                 (Cost $394,500)

TOTAL INVESTMENTS - 100.88% ................       17,565,474
                                               --------------
    (Cost $15,246,958)**
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (0.88)% .............         (153,104)
                                               --------------
NET ASSETS - 100.00% .......................   $   17,412,370
                                               ==============

------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $15,246,958.

    Gross unrealized appreciation ...........   $    4,374,256
    Gross unrealized depreciation ...........       (2,055,740)
                                                --------------
    Net unrealized appreciation .............   $    2,318,516
                                                ==============


------------------
     (A) Security exempt from registration under Rule 144A the Securities Act of 1933. This security may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2000, this security amounted to $109,305 or 0.63% of net assets.

     ADR American Depositary Receipt
     GDR Global Depositary Receipt
    OPAL Optimised Portolios As Listed Security
  SP ADR Sponsored American Depositary Receipt
  SP GDR Sponsored Global Depositary Receipt

As of April 30, 2000, the Fund has entered into the following forward foreign currency contracts:

FORWARD FOREIGN CURRENCY CONTRACTS SOLD:

                                                                                                         UNREALIZED
     CURRENCY                                 SETTLEMENT        CONTRACTS AT        IN EXCHANGE         APPRECIATION
       VALUE        CONTRACTS TO DELIVER        DATES              VALUE            FOR U.S. $         (DEPRECIATION)
       -----        --------------------        -----              -----            -----------        -------------
      1,043,750             KR                 05/02/00          $    941            $    940              $  (1)
          1,296             MR                 05/03/00               341                 316                (25)
        146,486             MX                 05/02/00            15,567              15,584                 17
        193,674             SA                 05/02/00            28,563              28,315               (248)
391,292,194,228             TU                 05/01/00           639,953             639,785               (168)
                                                                 --------            --------              -----
                                                                 $685,365            $684,940              $(425)
                                                                 ========            ========              =====

--------------------
KR  Korean Won
MR  Malaysian Ringgit
MX  Mexican Peso
SA  South African Rand
TU  Turkish Lira

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                     APRIL 30, 2000

    SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 61.61%
              ADVERTISING - 0.96%
     82,800   Interpublic Group
                 of Companies, Inc. ........   $    3,394,800
                                               --------------
              CONSUMER NON-DURABLES - 5.33%
    132,000   Bestfoods ....................        6,633,000
    250,800   Gillette Co. .................        9,279,600
    116,400   Newell Rubbermaid, Inc. ......        2,931,825
                                               --------------
                                                   18,844,425
                                               --------------
              ELECTRICAL - 1.63%
     36,700   General Electric Co. .........        5,771,075
                                               --------------
              FINANCE - 5.94%
     28,900   American Express Co. .........        4,336,806
     58,400   American InternationalGroup, Inc.     6,405,750
     73,700   Citigroup, Inc. ..............        4,380,544
    142,900   Wells Fargo & Co. ............        5,867,831
                                               --------------
                                                   20,990,931
                                               --------------
              FOOD AND BEVERAGE - 3.78%
    185,000   Coca-Cola Co. ................        8,706,562
    126,700   PepsiCo, Inc. ................        4,648,306
                                               --------------
                                                   13,354,868
                                               --------------
              HEALTH CARE SERVICES - 2.42%
    103,600   Johnson & Johnson ............        8,547,000
                                               --------------
              LODGING - 1.25%
    138,600   Marriott International, Inc.,
                 Class A ...................        4,435,200
                                               --------------
              MEDICAL SUPPLIES - 3.98%
    277,200   Boston Scientific Corp.* .....        7,345,800
    129,600   Medtronic, Inc. ..............        6,731,100
                                               --------------
                                                   14,076,900
                                               --------------
              PHARMACEUTICALS - 7.35%
    124,500   Bristol-Myers Squibb Co. .....        6,528,469
    330,000   Pfizer, Inc. .................       13,901,250
    138,100   Schering-Plough Corp. ........        5,567,156
                                               --------------
                                                   25,996,875
                                               --------------
              RESTAURANTS - 2.37%
    219,900   McDonald's Corp. .............        8,383,687
                                               --------------
              RETAIL - 7.26%
    145,400   Circuit City Stores -
                 Circuit City Group ........        8,551,337
     85,400   Costco Wholesale Corp.* ......        4,619,606
    125,500   Gap, Inc. ....................        4,612,125
    140,400   Home Depot, Inc. .............        7,871,175
                                               --------------
                                                   25,654,243
                                               --------------
              TECHNOLOGY - 13.28%
    109,400   Dell Computer Corp.* .........        5,480,256
     78,000   Electronic Arts, Inc.* .......        4,711,687
    132,000   Electronic Data Systems Corp.         9,075,000
     68,500   Hewlett-Packard Co. ..........        9,247,500
     40,100   Intel Corp. ..................        5,086,434


                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              TECHNOLOGY  (CONTINUED)
     80,400   Microsoft Corp.* .............   $    5,610,413
    165,100   Solectron Corp.* .............        7,728,744
                                               --------------
                                                   46,940,034
                                               --------------
              TELECOMMUNICATIONS - 2.03%
    157,750   MCI WorldCom, Inc.* ..........        7,172,695
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 4.03%
    129,000   Lucent Technologies, Inc. ....        8,022,188
    113,600   Tellabs, Inc.* ...............        6,230,250
                                               --------------
                                                   14,252,438
                                               --------------
              TOTAL COMMON STOCKS ..........      217,815,171
                                               --------------
                 (Cost $188,807,743)
 PAR VALUE
-----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 15.26%
              FEDERAL HOME LOAN BANK - 1.10%
$ 3,000,000   5.125%, 04/17/01 .............        2,957,370
  1,000,000   5.890%, 06/30/08,
                 Series GJ08 ...............          912,970
                                               --------------
                                                    3,870,340
                                               --------------
              FEDERAL HOME LOAN MORTGAGE
              CORPORATION - 2.20%
  3,900,000   6.250%, 10/15/02 .............        3,818,958
    750,000   6.400%, 12/13/06,
                 Debenture .................          714,405
  1,750,000   6.700%, 01/05/07 .............        1,693,668
    600,000   7.500%, 03/15/07, CMO,
                 Class J ...................          589,248
    175,000   6.000%, 04/15/08, CMO,
                 Class K ...................          172,491
    424,319   6.500%, 07/15/20, CMO,
                 Class F ...................          420,292
    400,000   6.500%, 11/15/20, CMO,
                 Class H ...................          387,324
                                               --------------
                                                    7,796,386
                                               --------------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 1.85%
  4,750,000   5.750%, 04/15/03 .............        4,566,935
  2,000,000   7.250%, 01/17/21,
                 CMO, REMIC, Class P .......        1,979,360
                                               --------------
                                                    6,546,295
                                               --------------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 0.00%
        983   8.500%, 06/15/01 .............            1,004
      1,709   9.000%, 09/15/08 .............            1,767
                                               --------------
                                                        2,771
                                               --------------
              U.S. TREASURY BONDS - 7.03%
  4,625,000   7.250%, 05/15/16 .............        5,064,329
  6,000,000   8.125%, 08/15/19 .............        7,219,440
  3,750,000   8.000%, 11/15/21 .............        4,515,825
  5,000,000   6.250%, 08/15/23 .............        5,005,500
  2,800,000   6.875%, 08/15/25 .............        3,035,620
                                               --------------
                                                   24,840,714
                                               --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                     APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

              U.S. TREASURY NOTES - 3.08%
$ 6,700,000   6.625%, 04/30/02 .............   $    6,693,166
  3,225,000   5.750%, 08/15/03 .............        3,145,633
  1,000,000   7.875%, 11/15/04 .............        1,050,060
                                               --------------
                                                   10,888,859
                                               --------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS ...........       53,945,365
                                               --------------
                 (Cost $54,874,747)

CORPORATE NOTES AND BONDS - 10.40%
              CONSUMER NON-DURABLES - 1.60%
  3,750,000   Daimlerchrysler NA
                 7.400%, 01/20/05 ..........        3,721,875
  2,000,000   Nike, Inc.,
                 6.375%, 12/01/03 ..........        1,930,000
                                               --------------
                                                    5,651,875
                                               --------------
              ENERGY - 1.07%
  4,000,000   Conoco Inc.,
                 5.900%, 04/15/04 ..........        3,770,000
                                               --------------
              FINANCE - 3.71%
  3,000,000   American Express Co., Senior Notes
                 6.750%, 06/23/04 ..........        2,925,000
  3,000,000   Ford Motor Credit Co., Inc.
                 Senior Notes
                 7.000%, 09/25/01 ..........        2,981,250
  1,350,000   Household Finance Corp., MTN
                 7.300%, 07/30/12 ..........        1,267,313
  3,300,000   National Rural Utilities,
                 Collateral Trust
                 6.200%, 02/01/08 ..........        3,048,375
  2,500,000   Nationsbank Corp.
                 6.875%, 02/15/05 ..........        2,409,375
    500,000   Salomon, Inc.
                 7.300% 05/15/02 ...........          498,750
                                               --------------
                                                   13,130,063
                                               --------------
              PHARMACEUTICALS - 1.24%
  2,100,000   Amgen, Inc.
                 6.500%, 12/01/07 ..........        1,981,875
  2,500,000   Warner-Lambert Co.
                 5.750%, 01/15/03 ..........        2,406,250
                                               --------------
                                                    4,388,125
                                               --------------
              RETAIL - 1.74%
    500,000   Penney (J.C.) Company, Inc.,
                 Debentures
                 9.750%, 06/15/21 ..........          434,375
  2,750,000   Sears Roebuck Acceptance Corp.
                 6.700%, 11/15/06 ..........        2,543,750
  3,300,000   Wal-Mart Stores, Inc., Senior Notes
                 6.875%, 08/10/09 ..........        3,180,375
                                               --------------
                                                    6,158,500
                                               --------------
              UTILITY - 1.04%
  3,700,000   Bellsouth Capital Funding Corp.
                 7.750%, 02/15/10 ..........        3,686,125
                                               --------------
              TOTAL CORPORATE NOTES AND BONDS      36,784,688
                                               --------------
                 (Cost $38,523,408)




                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

ASSET-BACKED SECURITIES - 2.60%
$ 4,000,000   Discover Card Masters Trust 1,
                 Series 1998-7, Class A
                 5.600%, 05/15/06 ..........   $    3,772,450
  1,750,000   First USA Credit Card Master
                 Trust, Series 1997-6, Class A
                 6.420%, 03/17/05 ..........        1,714,353
  4,000,000   PECO Energy Transition Trust,
                 Series 1999-A, Class A-6
                 6.050%, 03/01/09 ..........        3,700,800
                                               --------------
              TOTAL ASSET-BACKED SECURITIES         9,187,603
                                               --------------
                 (Cost $9,472,840)

REPURCHASE AGREEMENT - 6.75%
 23,858,000   Bankers Trust 5.450%, dated
                 04/28/00 to be repurchased
                 on 05/01/00 at $23,868,836
                 (Collateralized by U.S.
                 Treasury Note 6.500% due
                 05/31/00; Total Par Value
                 $23,727,000) ..............       23,858,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...       23,858,000
                                               --------------
                 (Cost $23,858,000)

 SHARES
--------

INVESTMENT COMPANIES - 0.05%
    154,405   Bankers Trust Institutional
                 Cash Management Fund ......          154,405
     21,210   Bankers Trust Institutional
                 Treasury Money Fund .......           21,210
                                               --------------
              TOTAL INVESTMENT COMPANIES ...          175,615
                                               --------------
                 (Cost $175,615)
TOTAL INVESTMENTS - 96.67% .................      341,766,442
                                               --------------
    (Cost $315,712,353)**
NET OTHER ASSETS AND LIABILITIES - 3.33% ...       11,790,427
                                               --------------
NET ASSETS - 100.00% .......................   $  353,556,869
                                               ==============

------------------
      * Non-income producing security.
     ** Aggregate cost for Federal income tax purposes is $315,712,353.

        Gross unrealized appreciation .....   $   40,396,723
        Gross unrealized depreciation .....      (14,342,634)
                                              --------------
        Net unrealized appreciation .......   $   26,054,089
                                              ==============

   CMO  Collateralized Mortgage Obligation
   MTN  Medium Term Note
 REMIC  Real Estate Mortgage Investment Conduit

    PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks .........................................    62%
Repurchase Agreement ..................................     7%
U.S. Government Obligations ...........................    10%
U.S. Government Agency Obligations ....................     5%
Corporate Notes and Bonds:
Aaa ...................................................     3%
Aa ....................................................     4%
A .....................................................     7%
NR ....................................................     2%
                                                          ---
                                                          100%
                                                          ===

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST BALANCED FUND                         APRIL 30, 2000

    SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
SHARES                                              VALUE
-------                                           --------

COMMON STOCKS - 60.64%
              ADVERTISING - 1.46%
     50,000   Omnicom Group, Inc. ..........   $    4,553,125
                                               --------------
              CAPITAL GOODS - 0.98%
     75,000   Pitney Bowes, Inc. ...........        3,065,625
                                               --------------
              CHEMICALS - 0.86%
     60,000   Praxair, Inc. ................        2,666,250
                                               --------------
              COMMERCIAL SERVICES - 1.57%
    125,000   Ecolab, Inc. .................        4,882,812
                                               --------------
              CONSUMER DURABLES - 4.69%
    151,000   Harley-Davidson, Inc. ........        6,011,687
     65,000   Illinois Tool Works, Inc. ....        4,164,062
     70,000   Johnson Controls, Inc. .......        4,431,875
                                               --------------
                                                   14,607,624
                                               --------------
              CONSUMER NON-DURABLES - 2.02%
    105,000   Cintas Corp. .................        4,157,344
     36,000   Procter & Gamble Co. .........        2,146,500
                                               --------------
                                                    6,303,844
                                               --------------
              ELECTRICAL - 1.92%
     38,000   General Electric Co. .........        5,975,500
                                               --------------
              ENTERTAINMENT AND LEISURE - 0.68%
     85,000   Carnival Corp. ...............        2,114,375
                                               --------------
              FINANCE - 8.59%
     80,000   AFLAC, Inc. ..................        3,905,000
     50,000   American International
                 Group, Inc. ...............        5,484,375
    100,000   Associates First Capital Corp.,
                 Class A ...................        2,218,750
     90,000   Federal Home Loan
                 Mortgage Corp. ............        4,134,375
     41,000   Marsh & McLennan Cos., Inc. ..        4,041,062
     95,000   MBNA Corp. ...................        2,523,437
    100,000   Schwab (Charles) Corp. .......        4,450,000
                                               --------------
                                                   26,756,999
                                               --------------
              FOOD AND BEVERAGE - 2.42%
    200,000   Sysco Corp. ..................        7,525,000
                                               --------------
              HEALTH CARE SERVICES - 1.33%
     75,000   Cardinal Health, Inc. ........        4,129,688
                                               --------------
              MEDICAL SUPPLIES - 2.00%
    200,000   Sybron International Corp.* ..        6,225,000
                                               --------------
              OIL AND GAS EXTRACTION - 2.06%
     75,000   Schlumberger, Ltd. ...........        5,742,188
     14,520   Transocean Sedco Forex, Inc. .          682,440
                                               --------------
                                                    6,424,628
                                               --------------
              PHARMACEUTICALS - 2.16%
     36,000   Merck & Co., Inc. ............        2,502,000
    100,000   Pfizer, Inc. .................        4,212,500
                                               --------------
                                                    6,714,500
                                               --------------



                                                   MARKET
SHARES                                              VALUE
-------                                           --------

              RETAIL - 2.98%
    100,000   Kohl's Corp.* ................   $    4,800,000
    160,000   Walgreen Co. .................        4,500,000
                                               --------------
                                                    9,300,000
                                               --------------
              TECHNOLOGY - 18.33%
    120,000   Cisco Systems, Inc.* .........        8,325,000
     80,000   Computer Associates
                 International, Inc. .......        4,465,000
     50,000   Computer Sciences Corp.* .....        4,078,125
     98,000   Dell Computer Corp.* .........        4,909,188
     93,000   Electronic Data Systems Corp.         6,393,750
     65,000   EMC Corp.* ...................        9,030,938
     79,000   Microsoft Corp.* .............        5,512,719
    140,000   Solectron Corp.* .............        6,553,750
     85,000   Sun Microsystems, Inc.* ......        7,817,344
                                               --------------
                                                   57,085,814
                                               --------------
              TELECOMMUNICATIONS
              EQUIPMENT - 4.28%
    138,000   Nokia Corp., ADR .............        7,848,750
    100,000   Tellabs, Inc.* ...............        5,484,375
                                               --------------
                                                   13,333,125
                                               --------------
              UTILITY - 2.31%
     80,000   AES Corp.* ...................        7,195,000
                                               --------------
              TOTAL COMMON STOCKS ..........      188,858,909
                                               --------------
                 (Cost $103,522,565)

 PAR VALUE
-----------

U.S. GOVERNMENT AND AGENCY OBLIGATIONS - 21.07%
              FEDERAL HOME LOAN BANK - 1.68%
$ 3,115,000   6.000%, 08/15/02 .............        3,038,776
  2,300,000   6.500%, 11/15/06, Series PX02         2,204,021
                                               --------------
                                                    5,242,797
                                               --------------
              FEDERAL HOME LOAN MORTGAGE
              CORPORATION - 3.03%
  3,750,000   5.750%, 07/15/03, Debentures .        3,592,988
  1,000,000   5.850%, 02/21/06, Series TD06           929,020
    523,970   7.500%, 04/01/08,
                 Gold Pool  #E46250 ........          521,350
    558,286   6.500%, 06/01/09,
                 Gold Pool  #E59122 ........          534,732
  3,354,625   6.000%, 10/15/11, CMO,
                 Interest Only, Series 2101
                 Class TY ..................          500,007
  1,260,157   6.500%, 06/01/29,
                 Gold Pool  #C00785 ........        1,178,247
  2,223,749   7.500%, 11/01/29,
                 Gold Pool  #C32468 ........        2,179,964
                                               --------------
                                                    9,436,308
                                               --------------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 7.07%
  3,750,000   5.625%, 03/15/01 .............        3,719,963
    896,615   7.000%, 01/01/13, Pool #313966          876,154
    676,949   7.000%, 03/01/13, Pool #251572          661,501
  1,408,655   6.000%, 08/01/13, Pool #323250        1,320,163
    122,872   7.000%, 07/25/17, CMO, REMIC,
                 Pool #001993, Series 155,
                 Class EA, Interest Only ...            1,697


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST BALANCED FUND                         APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION (CONTINUED)
$   561,035   7.500%, 02/01/23, Pool #050706   $      549,287
    157,535   9.000%, 05/01/25, Pool #250239          161,916
  1,258,266   6.500%, 12/01/27, Pool #40284        61,174,906
    587,434   6.500%, 02/01/28, Pool #398205          548,516
  2,154,219   7.000%, 08/01/28, Pool #437140        2,061,975
  1,146,588   6.500%, 09/01/28, Pool #430877        1,070,626
  1,426,422   6.500%, 03/01/29, Pool #489367        1,331,921
  2,325,677   6.000%, 06/01/29, Pool #190302        2,106,900
  1,100,122   6.500%, 06/01/29, Pool #501319        1,027,239
  1,086,959   6.500%, 07/01/29, Pool #503280        1,014,948
  2,250,000   7.500%, 04/01/30, Pool #536618        2,202,070
  2,250,000   7.500%, 05/01/30, Pool #536420        2,202,070
                                               --------------
                                                   22,031,852
                                               --------------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 4.50%
  1,611,974   7.000%, 12/15/11, Pool #781011        1,583,249
    503,176   8.000%, 06/15/17, Pool #191897          504,745
  1,019,921   7.000%, 09/15/23, Pool #361807          981,674
    528,048   7.000%, 10/15/23, Pool #345894          508,246
    700,282   7.000%, 10/15/23, Pool #370850          674,021
  2,759,416   7.500%, 07/15/25, Pool #409561        2,715,431
  1,112,166   6.500%, 03/15/26, Pool #422527        1,042,656
    254,018   7.500%, 06/15/27, Pool #446811          249,969
  1,224,950   7.500%, 06/15/27, Pool #447652        1,205,424
    765,209   6.500%, 08/15/27, Pool #780615          717,858
    381,286   7.500%, 07/15/28, Pool #464709          375,209
  1,860,784   6.000%, 01/15/29, Pool #457858        1,692,141
  1,834,641   7.000%, 03/15/29, Pool #505567        1,765,842
                                               --------------
                                                   14,016,465
                                               --------------
              U.S. TREASURY BONDS - 1.77%
  1,500,000   7.125%, 02/15/23 .............        1,658,145
  1,900,000   6.250%, 08/15/23 .............        1,902,090
  2,000,000   6.000%, 02/15/26 .............        1,948,600
                                               --------------
                                                    5,508,835
                                               --------------
              U.S. TREASURY NOTES - 3.02%
  2,100,000   6.375%, 08/15/02 .............        2,088,072
  1,500,000   5.750%, 08/15/03 .............        1,463,085
  2,400,000   5.875%, 02/15/04 .............        2,345,304
  3,500,000   6.500%, 08/15/05 .............        3,493,350
                                               --------------
                                                    9,389,811
                                               --------------
              TOTAL U.S. GOVERNMENT AND
              AGENCY OBLIGATIONS ...........       65,626,068
                                               --------------
                 (Cost $67,767,421)

CORPORATE NOTES AND BONDS - 13.17%
              CABLE TELEVISION - 0.76%
              CSC Holdings, Inc., Senior Notes
  1,500,000      7.875%, 12/15/07 ..........        1,411,875
  1,070,000      7.250%, 07/15/08 ..........          968,350
                                               --------------
                                                    2,380,225
                                               --------------
              ENERGY - 0.32%
  1,100,000   CMS Energy Corp., Senior Notes
                 7.625%, 11/15/04 ..........        1,012,000
                                               --------------



                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

              FINANCE - 4.08%
$ 1,500,000   Advanta Corp., MTN
                 7.000%, 05/01/01 ..........   $    1,438,125
  1,250,000   Chelsea GCA Reality
                 Partnership, REIT
                 7.250%, 10/21/07 ..........        1,131,250
  1,625,000   Duke Capital Corp., Senior Notes
                 7.250%, 10/01/04 ..........        1,590,469
  1,000,000   DVI, Inc., Senior Notes
                 9.875%, 02/01/04 ..........          921,250
  1,000,000   Federal Realty Investment Trust
                 8.750%, 12/01/09 ..........          987,500
  2,000,000   HSBC America Capital Trust II
                 8.380%, 05/15/27 (A) ......        1,905,000
  2,000,000   Metropolitan Life Insurance Co.
                 6.300%, 11/01/03 (A) ......        1,922,500
  1,800,000   Pacific Mutual Life Insurance Co.
                 7.900%, 12/30/23 (A) ......        1,779,750
  1,000,000   Prudential Insurance Co.
                 of America
                 8.300%, 07/01/25 (A) ......        1,027,500
                                               --------------
                                                   12,703,344
                                               --------------
              FOOD AND BEVERAGE - 0.63%
              Nabisco, Inc.
  1,000,000      6.700%, 06/15/02 ..........          955,000
  1,125,000      6.850%, 06/15/05 ..........        1,020,938
                                               --------------
                                                    1,975,938
                                               --------------
              HEALTH CARE SERVICES - 1.79%
  1,100,000   Columbia/HCA Healthcare,
                 Debentures
                 6.049%, 06/01/00 (B) ......        1,091,750
  1,500,000   HealthSouth Corp., Senior Notes
                 6.875%, 06/15/05 ..........        1,297,500
  3,000,000   Omnicare, Inc.
                 5.000%, 12/01/07 ..........        2,366,250
  1,000,000   Tenet Healthcare Corp.,
                 Subordinated Notes
                 6.000%, 12/01/05 ..........          810,000
                                               --------------
                                                    5,565,500
                                               --------------
              METALS AND MINING - 0.55%
  1,800,000   Lukens, Inc.
                 7.625%, 08/01/04 ..........        1,703,250
                                               --------------
              OIL AND GAS EXTRACTION - 0.47%
  1,625,000   Conoco, Inc., Senior Notes
                 6.950%, 04/15/29 ..........        1,462,500
                                               --------------
              PRINTING AND PUBLISHING - 0.57%
  2,000,000   News America Holdings, Inc.,
                 Debentures
                 7.750%, 02/01/24 ..........        1,770,000
                                               --------------
              RETAIL - 1.04%
  2,000,000   K-Mart Corp., Debentures
                 7.950%, 02/01/23 ..........        1,697,500
  2,975,000   Pep Boys - Manny, Moe & Jack,
                 Subordinated Debentures
                 3.031%, 09/20/11 (B) ......        1,539,563
                                               --------------
                                                    3,237,063
                                               --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST BALANCED FUND                         APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

              TECHNOLOGY - 0.80%
$ 1,500,000   Motorola, Inc., Debentures
                 6.500%, 11/15/28 ..........   $    1,271,250
  1,325,000   Thermo Electron Corp.,
                 Subordinated Debentures
                 4.250%, 01/01/03 (A) ......        1,210,719
                                               --------------
                                                    2,481,969
                                               --------------
              TELECOMMUNICATIONS - 0.57%
  2,000,000   AT&T Corp.
                 6.000%, 03/15/09 ..........        1,787,500
                                               --------------
              TRANSPORTATION - 0.61%
  1,567,215   American Airlines, Inc.,
                 Series 1999-1
                 6.855%, 04/15/09 ..........        1,522,212
    367,068   Delta Air Lines Equipment Trust,
                 Series 1992-A
                 8.540%, 01/02/07 ..........          367,829
                                               --------------
                                                    1,890,041
                                               --------------
              UTILITIES - 0.69%
  1,000,000   Gulf States Utilities, First
                 Mortgage, Series A
                 8.250%, 04/01/04 ..........        1,006,250
  1,500,000   Niagara Mohawk Power Corp.,
                 Series H, Senior Notes, Step
                 Coupon, 8.500%, 07/01/10 ..        1,151,250
                                               --------------
                                                    2,157,500
                                               --------------
              WASTE DISPOSAL - 0.29%
  1,000,000   Waste Management Inc.,
                 Subordinated Notes
                 4.000%, 02/01/02 ..........          895,000
                                               --------------

              TOTAL CORPORATE NOTES
              AND BONDS ....................       41,021,830
                                               --------------
                 (Cost $42,631,991)

YANKEE BONDS - 1.02%
  1,000,000   Petroliam Nasional Berhad
                 7.625%, 10/15/26 (A) ......          862,500
  1,090,500   Province of Mendoza,
                 Collateral Oil Royalty Note
                 10.000%, 07/25/02 (A) .....        1,090,391
  1,250,000   Skandinaviska Enskilda,
                 Subordinated Notes
                 6.625%, 03/29/49 (A) ......        1,225,000
                                               --------------
              TOTAL YANKEE BONDS ...........        3,177,891
                                               --------------
                 (Cost $2,942,894)

NON-AGENCY/CMO MORTGAGE SECURITIES - 0.75%
    600,000   Midland Realty Acceptance Corp.,
                 CMO, Series 1996-C1, Class A2,
                 7.475%, 08/25/28 (C) ......          596,719
  1,000,000   Morgan (J.P.) Commercial
                 Mortgage Finance Corp., CMO,
                 Series 1999-C7, Class A2,
                 6.507%, 10/15/35 (C) ......          924,141
    847,895   Nomura Asset Securities Corp.,
                 Series 1998-D6, Class A1A,
                 6.280%, 03/17/28 ..........          808,061
                                               --------------
              TOTAL NON-AGENCY/CMO
              MORTGAGE SECURITIES ..........        2,328,921
                                               --------------
                 (Cost $2,448,587)




                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

ASSET-BACKED SECURITY - 0.49%
$ 1,544,971   DVI Receivables Corp.,
                 Series 1998-1, Class A2,
                 6.035%, 04/10/06 (A) ......   $    1,532,298
                                               --------------
              TOTAL ASSET-BACKED SECURITIES         1,532,298
                                               --------------
                 (Cost $1,542,782)

REPURCHASE AGREEMENT - 1.79%
  5,570,000   Bank One 5.850%, dated
                 04/28/00 to be repurchased
                 on 05/01/00 at $5,572,715
                 (Collateralized by U.S.
                 Government Agency Obligations
                 with Interest rates from 6.000%
                 to 7.000% and maturities from
                 08/20/01 to 02/14/03;
                 Total Par Value $5,660,000)        5,570,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...        5,570,000
                                               --------------
                 (Cost $5,570,000)


TOTAL INVESTMENTS - 98.93% .................      308,115,917
                                               --------------
    (Cost $226,426,240)**
NET OTHER ASSETS AND LIABILITIES - 1.07% ...        3,342,418
                                               --------------
NET ASSETS - 100.00% .......................   $  311,458,335
                                               ==============

-------------------
  * Non-income producing security.
 ** Aggregate cost for Federal income tax purposes is $226,426,240.

    Gross unrealized appreciation ..........   $   89,357,213
    Gross unrealized depreciation ..........       (7,667,536)
                                               --------------
    Net unrealized appreciation ............   $   81,689,677
                                               ==============

-------------------
    (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2000, these securities amounted to $12,555,658 or 4.03% of net assets.
    (B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
    (C) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

   CMO  Collateralized Mortgage Obligation
   MTN  Medium Term Note
  REIT  Real Estate Investment Trust
 REMIC  Real Estate Mortgage Investment Conduit

         PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Common Stocks .........................................    61%
Repurchase Agreement ..................................     2%
U.S. Government Obligations ...........................     5%
U.S. Government Agency Obligations ....................    17%
Corporate Notes and Bonds:
Aaa ...................................................     1%
Aa ....................................................     2%
A .....................................................     3%
Baa ...................................................     3%
Ba ....................................................     4%
B .....................................................     1%
NR ....................................................     1%
                                                          ---
                                                          100%
                                                          ===


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST BOND FUND                             APRIL 30, 2000

    SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

U.S. GOVERNMENT AND
AGENCY OBLIGATIONS - 48.36%
              FEDERAL HOME LOAN BANK - 3.58%
$ 2,500,000   6.000%, 08/15/02 .............   $    2,438,825
  2,700,000   6.500%, 11/15/06, Series PX02         2,587,329
                                               --------------
                                                    5,026,154
                                               --------------
              FEDERAL HOME LOAN
              MORTGAGE CORPORATION - 10.44%
  4,000,000   5.750%, 07/15/03, Debentures .        3,832,520
  2,500,000   5.850%, 02/21/06,
                 Series TD06 ...............        2,322,550
  5,026,201   6.000%, 11/15/10,
                 CMO, Pool #002115 .........          523,042
    982,355   6.500%, 01/01/11,
                 Gold Pool #E00413 .........          940,910
  2,900,543   7.500%, 11/01/29,
                 Gold Pool #C32468 .........        2,843,431
  4,174,922   8.000%, 02/01/30,
                 Pool #C00922 ..............        4,177,511
                                               --------------
                                                   14,639,964
                                               --------------
              FEDERAL NATIONAL
              MORTGAGE ASSOCIATION - 18.41%
  2,000,000   5.625%, 03/15/01 .............        1,983,980
  1,494,358   7.000%, 01/01/13, Pool #313966        1,460,257
  1,150,814   7.000%, 03/01/13, Pool #251572        1,124,552
  2,536,756   6.000%, 06/01/13, Pool #429584        2,377,397
  1,074,925   7.500%, 07/01/23, Pool #226065        1,052,416
  1,264,626   7.500%, 11/01/27, Pool #402193        1,238,145
  1,834,540   6.500%, 09/01/28, Pool #430877        1,713,002
  2,663,103   6.500%, 10/01/28, Pool #442329        2,486,672
  2,685,317   6.000%, 06/01/29, Pool #190302        2,432,710
  1,745,834   6.500%, 06/01/29, Pool #501319        1,630,172
  1,748,586   6.500%, 07/01/29, Pool #503280        1,632,742
  2,561,851   7.500%, 11/01/29, Pool #252874        2,508,206
  4,279,959   7.500%, 02/01/30, Pool #529028        4,190,337
                                               --------------
                                                   25,830,588
                                               --------------
              GOVERNMENT NATIONAL
              MORTGAGE ASSOCIATION - 10.04%
    924,084   7.000%, 10/15/23, Pool #345894          889,431
  1,112,166   6.500%, 03/15/26, Pool #422527        1,042,656
  1,026,284   7.000%, 06/15/27, Pool #780584          988,435
  1,610,495   6.500%, 09/20/27, Pool #002482        1,502,785
    991,344   7.500%, 07/15/28, Pool #464709          975,542
  5,170,491   7.000%, 09/15/28, Pool #458926        4,976,597
  2,141,358   6.000%, 01/15/29, Pool #457858        1,947,287
  1,834,641   7.000%, 03/15/29, Pool #505567        1,765,842
                                               --------------
                                                   14,088,575
                                               --------------

              U.S. TREASURY BONDS - 5.89%
$ 2,500,000   7.125%, 02/15/23 .............   $    2,763,575
  1,600,000   6.250%, 08/15/23 .............        1,601,760
  4,000,000   6.000%, 02/15/26 .............        3,897,200
                                               --------------
                                                    8,262,535
                                               --------------

              TOTAL U.S. GOVERNMENT
              AND AGENCY OBLIGATIONS .......       67,847,816
                                               --------------
                 (Cost $70,147,532)

CORPORATE NOTES AND BONDS - 39.94%
              CABLE TELEVISION - 2.18%
              CSC Holdings, Inc., Senior Notes
  2,000,000   7.875%, 12/15/07 .............        1,882,500
  1,300,000   7.250%, 07/15/08 .............        1,176,500
                                               --------------
                                                    3,059,000
                                               --------------
              ENERGY - 1.82%
  1,300,000   CMS Energy Corp., Senior Notes
                 7.625%, 11/15/04 ..........        1,196,000
  1,500,000   CMS Energy Corp., Senior Notes
                 Series B, 7.250%, 07/15/08         1,357,500
                                               --------------
                                                    2,553,500
                                               --------------
              FINANCE - 11.27%
  2,000,000   Advanta Corp., MTN
                 7.000%, 05/01/01 ..........        1,917,500
  1,700,000   Chelsea GCA Reality
                 Partnership, REIT
                 7.250%, 10/21/07 ..........        1,538,500
  1,000,000   Continental Corp. (The)
                 7.250%, 03/01/03 ..........          981,250
  1,250,000   Duke Capital Corp., Senior Notes
                 7.250%, 10/01/04 ..........        1,223,437
    500,000   DVI, Inc., Senior Notes
                 9.875%, 02/01/04 ..........          460,625
  1,200,000   Federal Realty Investment Trust
                 8.750%, 12/01/09 ..........        1,185,000
    670,000   HSBC America Capital Trust I
                 7.808%, 12/15/26 (A) ......          610,537
  2,000,000   HSBC America Capital Trust II
                 8.380%, 05/15/27 (A) ......        1,905,000
  1,500,000   Metropolitan Life Insurance Co.
                 6.300%, 11/01/03 (A) ......        1,441,875
  2,000,000   Pacific Mutual Life Insurance Co.
                 7.900%, 12/30/23 (A) ......        1,977,500
  2,500,000   Prudential Insurance Co.
                 of America
                 8.300%, 07/01/25 (A) ......        2,568,750
                                               --------------
                                                   15,809,974
                                               --------------
              FOOD AND BEVERAGE - 1.46%
  2,250,000   Nabisco, Inc.
                 6.850%, 06/15/05 ..........        2,041,875
                                               --------------

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST BOND FUND                             APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

              HEALTH CARE SERVICES - 5.98%
$ 1,200,000   Columbia/HCA Healthcare Corp.
                 6.125%, 12/15/00 ..........   $    1,179,000
  1,375,000   HealthSouth Corp.
                 3.250%, 04/01/03 ..........        1,086,250
  2,000,000   HealthSouth Corp., Senior Notes
                 6.875%, 06/15/05 ..........        1,730,000
  3,000,000   Omnicare, Inc.
                 5.000%, 12/01/07 ..........        2,366,250
  2,500,000   Tenet Healthcare Corp.,
                 Subordinated Notes
                 6.000%, 12/01/05 ..........        2,025,000
                                               --------------
                                                    8,386,500
                                               --------------
              METALS AND MINING - 1.86%
  2,750,000   Lukens, Inc.
                 7.625%, 08/01/04 ..........        2,602,187
                                               --------------
              OIL AND GAS EXTRACTION - 1.60%
  2,500,000   Conoco, Inc., Senior Notes
                 6.950%, 04/15/29 ..........        2,250,000
                                               --------------
              PRINTING AND PUBLISHING - 1.58%
              News America Holdings, Inc.,
                 Debentures
  2,000,000      7.750%, 01/20/24 ..........        1,772,500
    500,000      7.750%, 02/01/24 ..........          442,500
                                               --------------
                                                    2,215,000
                                               --------------
              RETAIL - 2.36%
  2,375,000   K-Mart Corp., Debentures
                 7.950%, 02/01/23 ..........        2,015,781
  2,500,000   Pep Boys - Manny, Moe & Jack,
                 Subordinated Debentures
                 3.031%, 09/20/11 (B) ......        1,293,750
                                               --------------
                                                    3,309,531
                                               --------------
              TECHNOLOGY - 2.25%
  2,000,000   Motorola, Inc., Debentures
                 6.500%, 11/15/28 ..........        1,695,000
  1,600,000   Thermo Electron Corp.,
                 Subordinated Debentures
                 4.250%, 01/01/03 (A) ......        1,462,000
                                               --------------
                                                    3,157,000
                                               --------------
              TELECOMMUNICATIONS - 1.91%
  3,000,000   AT&T Corp.
                 6.000%, 03/15/09 ..........        2,681,250
                                               --------------
              TRANSPORTATION - 1.30%
  1,871,301   American Airlines, Inc.,
                 Series 1999-1
                 6.855%, 04/15/09 ..........        1,817,567
                                               --------------


                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

              UTILITIES - 2.62%
$ 1,750,000   Gulf States Utilities,
                 First Mortgage, Series A
                 8.250%, 04/01/04 ..........   $    1,760,938
  2,500,000   Niagra Mohawk Power Corp.
                 Series H, Senior Notes,
                 Step Coupon
                 8.500%, 07/01/10 ..........        1,918,750
                                               --------------
                                                    3,679,688
                                               --------------
              WASTE DISPOSAL - 1.75%
  2,750,000   Waste Management Inc.,
                 Subordinated Notes
                 4.000%, 02/01/02 ..........        2,461,250
                                               --------------
              TOTAL CORPORATE NOTES
              AND BONDS ....................       56,024,322
                                               --------------
                 (Cost $57,820,146)

YANKEE BONDS - 3.41%
  1,250,000   Petroliam Nasional Berhad
                 7.625%, 10/15/26 (A) ......        1,078,125
  2,237,250   Province of Mendoza
                 Collateral Oil Royality Note
                 10.000%, 07/25/02 (A) .....        2,237,026
  1,500,000   Skandinaaviska Enskilda,
                 Subordinated Notes
                 6.625%, 03/29/49 (A) ......        1,470,000
                                               --------------
              TOTAL YANKEE BONDS ...........        4,785,151
                                               --------------
                 (Cost $4,534,654)

NON-AGENCY/CMO MORTGAGE SECURITIES - 2.13%
  1,000,000   First Union - Lehman Bros.,
                 CMO Series 1997-C2, Class A2
                 6.600%, 05/18/07 ..........          961,180
    875,000   Midland Realty Acceptance Corp.,
                 CMO, Series 1996-C1, Class A2
                 7.475%, 08/25/28 (C) ......          870,215
  1,250,000   Morgan (J.P.) Commercial
                 Mortgage Financial Corp., CMO,
                 Series 1999-C7, Class A2
                 6.507%, 10/15/35 (C) ......        1,155,176
                                               --------------
              TOTAL NON-AGENCY/
              CMO MORTGAGE SECURITIES ......        2,986,571
                                               --------------
                 (Cost $3,134,744)


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST BOND FUND                             APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

REPURCHASE AGREEMENT - 4.88%
$ 6,843,000   Bank One 5.850%, dated
                 04/28/00 to be repurchased
                 on 05/01/00 at $6,846,336
                 (Collateralized by U.S.
                 Government Agency Obligations
                 with interest rates from 5.125%
                 to 8.000% and maturities from
                 02/14/03 to 08/19/14;
                 Total Par $7,145,000) .....   $    6,843,000
                                               --------------
              TOTAL REPURCHASE AGREEMENT ...        6,843,000
                                               --------------
                 (Cost $6,843,000)
TOTAL INVESTMENTS - 98.72% .................      138,486,860
                                               --------------
    (Cost $142,480,076)**
NET OTHER ASSETS AND LIABILITIES - 1.28% ...        1,801,170
                                               --------------
NET ASSETS - 100.00% .......................   $  140,288,030
                                               ==============

--------------------
 ** Aggregate cost for Federal income tax purposes is $142,480,076.

    Gross unrealized appreciation ..........   $      908,769
    Gross unrealized depreciation ..........       (4,901,985)
                                               --------------
    Net unrealized depreciation ............   $   (3,993,216)
                                               ==============


--------------------
  (A) Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold, in transactions exempt from registration, to qualified institutional buyers. At April 30, 2000, these securities amounted to $14,750,813 or 10.51% of net assets.
  (B) Zero Coupon Bond. Rate shown reflects effective yield to maturity at time of purchase.
  (C) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

 CMO  Collateralized Mortgage Obligation
 MTN  Medium Term Note
REIT  Real Estate Investment Trust

         PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Repurchase Agreement ..................................    5%
U.S. Government Obligations ...........................    6%
U.S. Government Agency Obligations ....................   42%
Corporate Notes and Bonds:
Aa ....................................................    6%
A .....................................................    7%
Baa ...................................................   10%
Ba ....................................................   15%
B .....................................................    2%
NR ....................................................    7%
                                                         ---
                                                         100%
                                                         ===


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                   APRIL 30, 2000

    SCHEDULE OF INVESTMENTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

MUNICIPAL BONDS - 94.99%
              ALASKA - 1.68%
$   280,000   Anchorage Alaska G.O.
                 5.000%, 07/01/13,
                 Insured: MBIA .............   $      268,878
                                               --------------
              ARIZONA - 7.32%
    500,000   Phoenix Civic Improvement Corp.,
                 Water System Revenue,
                 Junior Lien
                 6.000%, 07/01/02 ..........          511,745
    450,000   Salt River Project, Agricultural
                 Improvement and Power District
                 Electric System Revenue
                 Refunding, Series A
                 5.500%, 01/01/05 ..........          459,148
    200,000   Tucson, Arizona Water Revenue,
                 5.400%, 07/01/05 ..........          203,548
                                               --------------
                                                    1,174,441
                                               --------------
              CALIFORNIA - 5.35%
    350,000   San Francisco City and
                 Airports Revenue, Series 23-A,
                 5.500%, 05/01/10,
                 Insured: FGIC .............          357,700
    500,000   State of California, G.O., Series A39,
                 5.250%, 06/30/00,
                 Insured: FSA ..............          500,000
                                               --------------
                                                      857,700
                                               --------------
              FLORIDA - 1.25%
    200,000   St. Lucie County PCR, Florida
                 Power and Light Co. Project,
                 5.800%, 01/01/26 (A) ......          200,000
                                               --------------
              GEORGIA - 5.04%
    330,000   Atlanta Water and Waste Revenue,
                 Series A, 5.000%, 11/01/09,
                 Insured: FGIC .............          323,522
    250,000   State of Georgia, Series A, G.O.
                 6.100%, 03/01/05 ..........          261,797
    200,000   State of Georgia, Series D, G.O.
                 6.700%, 08/01/09 ..........          222,814
                                               --------------
                                                      808,133
                                               --------------
              ILLINOIS - 9.45%
    500,000   Chicago Board of Education,
                 School Reform Board,
                 Series A, G.O., 5.250%,
                 12/01/21, Insured: FGIC ...          463,165
    500,000   Evanston, G.O.,
                 Prerefunded 12/01/02,
                 6.100%, 12/01/09 (C) ......          515,700
    500,000   Metropolitan Pier & Expansion
                 Authority, Dedicated State Tax
                 Revenue, Refunding, Series A
                 5.514%, 12/15/11,
                 Insured: MBIA(B): .........          262,135



                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

              ILLINOIS (CONTINUED)
$   625,000   Northern Illinois University
                 Revenue, Auxilary Facilities
                 System Revenue
                 5.703%, 10/01/14,
                 Insured: FGIC (B) .........   $      273,969
                                               --------------
                                                    1,514,969
                                               --------------
              INDIANA - 3.19%
    500,000   Indianapolis Public Improvement
                 Revenue, Series B
                 6.000%, 01/10/20 ..........          512,185
                                               --------------
              IOWA - 2.40%
    395,000   Iowa Financial Authority
                 Revenue, Catholic Health
                 Initiatives, Series A
                 6.000%, 12/01/18 ..........          383,995
                                               --------------
              KENTUCKY - 4.42%
    350,000   Jefferson County, Series C, G.O.
                 5.375%, 05/15/03 ..........          352,429
    350,000   Kentucky State Turnpike Authority
                 Economic Development
                 Revenue, Revitalization Projects,
                 5.700%, 01/01/03 ..........          355,554
                                               --------------
                                                      707,983
                                               --------------
              MICHIGAN - 1.54%
    250,000   Michigan State Trunk Line
                 Revenue, Series A
                 5.500%, 11/01/16 ..........          247,195
                                               --------------
              MISSISSIPPI - 2.27%
    350,000   State of Mississippi, Capital
                 Improvements Issue, Series I,
                 G.O., 5.750%, 11/01/09 (C)           363,629
                                               --------------
              NEBRASKA - 3.90%
    200,000   American Public Energy Agency
                 Revenue, Nebraska Public Gas
                 Agency Project, Series A
                 4.250%, 06/01/06,
                 Insured: AMBAC ............          182,398
    250,000   American Public Energy Agency
                 Revenue, Nebraska Public Gas
                 Agency Project, Series C
                 4.300%, 03/01/11,
                 Insured: AMBAC ............          211,215
    250,000   Nebraska Public Power District
                 Revenue, Series A
                 5.000%, 01/01/15,
                 Insured: MBIA .............          231,915
                                               --------------
                                                      625,528
                                               --------------
              NEVADA - 2.33%
    350,000   Clark County, Nevada School
                 District, G.O.,
                 Prerefunded 12/15/04,
                 6.400%, 06/15/06,
                 Insured: FGIC .............          372,925
                                               --------------


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                   APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

              NEW HAMPSHIRE - 1.50%
$   250,000   New Hampshire State Housing
                 Financial Authority Single
                 Family Revenue, Series B
                 4.850%, 07/01/08 ..........   $      240,480
                                               --------------
              NEW YORK - 7.75%
    300,000   Municipal Assistance Corp. for
                 NYC Revenue, Series O
                 5.250%, 07/01/08 ..........          301,263
    250,000   New York City Municipal Water
                 Financial Authority, Water and
                 Sewer System Revenue, Series A
                 5.000%, 06/15/27 ..........          212,940
    250,000   New York State, Commissioner
                 General Services Executive
                 Dept., Certificate Participation
                 4.250%, 09/01/01 ..........          247,745
    480,000   New York State Dormitory
                 Authority Revenue, Series C
                 5.100%, 05/15/03 ..........          480,994
                                               --------------
                                                    1,242,942
                                               --------------
              NORTH CAROLINA - 1.71%
    300,000   Durham, G.O.
                 4.700%, 04/01/14 ..........          274,092
                                               --------------
    240,000   OKLAHOMA - 1.54%
              Oklahoma City, G.O.
                 5.550%, 08/01/11 ..........          246,802
                                               --------------
              PENNSYLVANIA - 6.30%
    250,000   Beaver County Industrial
                 Development Authority, PCR,
                 Cleveland Electric Project
                 4.600%, 10/01/30 (A) ......          238,125
    500,000   Pennsylvania Intergovernmental
                 Cooperative Authority, Special
                 Tax Revenue, City of Philadelphia
                 Funding Program, Escrowed
                 to Maturity, 6.000%, 06/15/02,
                 Insured: FGIC .............          508,780
    260,000   Philadelphia School District,
                 Series B, G.O.,
                 5.300%, 07/01/04
                 Insured: AMBAC ............          262,488
                                               --------------
                                                    1,009,393
                                               --------------
              TEXAS - 8.63%
    245,000   Denton Independent School
                 District Refunding, G.O.
                 5.000%, 02/15/12 ..........          237,030
    200,000   Humble Independent School
                 District Refunding,
                 Series II, G.O.
                 5.500%, 02/15/10 ..........          203,086



                                                   MARKET
 PAR VALUE                                          VALUE
-----------                                       --------

              TEXAS (CONTINUED)
  $ 250,000   Lubbock, G.O.
                 4.550%, 02/15/12 ..........   $      223,963
    210,000   Tarrant County Health Facilities
                 Development Corp., Health
                 System Revenue, Series A
                 5.500%, 02/15/05,
                 Insured: MBIA .............          212,583
    500,000   Texas Municipal Power Agency
                 Revenue, Series E
                 5.500%, 09/01/10,
                 Insured: MBIA .............          508,045
                                               --------------
                                                    1,384,707
                                               --------------
              UTAH - 6.06%
    300,000   Intermountain Power Agency,
                 Power Supply Revenue, Series E
                 6.250%, 07/01/07,
                 Insured: FSA ..............          317,808
    350,000   Toole County, Utah Hazardous
                 Waste Treatment Revenue,
                 Union Pacific Project
                 5.700%, 11/01/26 ..........          299,208
    350,000   Utah State Building Ownership
                 Authority Lease Revenue,
                 Series A State Facilities Master
                 Lease PG-C, 5.500%, 05/15/11,
                 Insured: FSA ..............          355,054
                                               --------------
                                                      972,070
                                               --------------
              VIRGINIA - 1.50%
    250,000   Virginia State Housing Develop-
                 ment Revenue Authority
                 Commonwealth Mortgage,
                 Series H, 4.750%, 07/01/07           240,853
                                               --------------
              WASHINGTON - 5.06%
    475,000   King County, Series A, G.O.
                 5.800%, 01/01/04 (C) ......          487,174
    320,000   State of Washington, G.O.
                 Motor Vehicle Fuel,
                 Series R-93C
                 5.375%, 09/01/07 ..........          324,624
                                               --------------
                                                      811,798
                                               --------------
              WISCONSIN - 4.80%
    250,000   Fond Du Lac School District, G.O.
                 4.500%, 04/01/08,
                 Insured: FGIC .............          232,508
    250,000   State Of Wisconsin, Series A, G.O.
                 5.750%, 05/01/04 ..........          256,598
    300,000   Wisconsin Housing and Economic
                 Development Authority, Home
                 Ownership Revenue, Series A
                 5.375%, 09/01/17 ..........          281,472
                                               --------------
                                                      770,578
                                               --------------
              TOTAL MUNICIPAL BONDS ........       15,231,276
                                               --------------
                 (Cost $15,580,687)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                   APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                   MARKET
 SHARES                                             VALUE
--------                                          --------

INVESTMENT COMPANIES - 6.63%
    435,000   Goldman Sachs Tax Exempt
                 Fund ......................   $      435,000
    628,773   Provident Money Market .......          628,773
                                               --------------
              TOTAL INVESTMENT COMPANIES ...        1,063,773
                                               --------------
                 (Cost $1,063,773)
TOTAL INVESTMENTS - 101.62% ................       16,295,049
                                               --------------
    (Cost $16,644,460)**
LIABILITIES NET OF CASH
    AND OTHER ASSETS - (1.62)% .............         (259,622)
                                               --------------
NET ASSETS - 100.00% .......................   $   16,035,427
                                               ==============

--------------------
 ** Aggregate cost for Federal income tax purposes is $16,644,460.

    Gross unrealized appreciation ..........   $       83,160
    Gross unrealized depreciation ..........         (432,571)
                                               --------------
    Net unrealized depreciation ............   $     (349,411)
                                               ==============

--------------------
      (A) Variable rate bond. The interest rate shown reflects the rate in effect at April 30, 2000.
      (B) Zero coupon bond. Rate shown reflects effective yield to maturity at time of purchase.
      (C) Standard & Poor's (S&P) credit ratings are used in the absence of a rating by Moody's Investors, Inc.

    AMBAC  American Municipal Board Assurance Corp.
     FGIC  Federal Guaranty Insurance Corp.
      FSA  Fund Service Associates
     G.O.  General Obligation
     MBIA  Municipal Bond Insurance Corp.
      PCR  Pollution Control Revenue

           PORTFOLIO COMPOSITION (MOODY'S RATINGS)
Investment Companies .................................     7%
Corporate Notes and Bonds:
Aaa ..................................................    45%
Aa ...................................................    35%
A ....................................................     6%
Baa ..................................................     3%
Ba ...................................................     1%
NR ...................................................     3%
                                                         ---
                                                         100%
                                                         ===


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                     APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                  AMORTIZED
 PAR VALUE                                          VALUE
-----------                                       --------

COMMERCIAL PAPER - 89.90%
$ 6,300,000   GTE Corp.
                 6.080%, 05/01/00 (A)          $    6,300,000
  5,000,000   Norwest Financial, Inc.
                 6.058%, 05/01/00                   5,000,000
  5,000,000   Prudential Funding Corp.
                 6.035%, 05/01/00                   5,000,000
  5,000,000   American General Finance
                 Corp. 6.077%, 05/02/00             5,000,000
  4,900,000   John Deere Capital Corp.
                 6.035%, 05/02/00                   4,900,000
  6,000,000   Transamerica Financial Group,
                 Inc. 6.070%, 05/02/00 (A)          5,998,988
  5,000,000   General Electric Capital Corp.
                 6.087%, 05/03/00                   5,000,000
  6,000,000   Transamerica Financial Group,
                 Inc. 6.070%, 05/03/00 (A)          5,997,977
  5,000,000   Ford Motor Credit Corp.
                 6.037%, 05/04/00                   5,000,000
  5,000,000   Prudential Funding Corp.
                 6.038%, 05/04/00                   5,000,000
  6,000,000   Sears Roebuck Acceptance Corp.
                 6.168%, 05/04/00                   6,000,000
  5,000,000   Ford Motor Credit Corp.
                 6.038%, 05/05/00                   5,000,000
  7,300,000   General Motors Acceptance Corp.
                 6.098%, 05/05/00                   7,300,000
  6,000,000   Transamerica Financial Group,
                 Inc. 6.070%, 05/05/00(A)           5,995,953
  4,000,000   AON Corp.
                 6.100%, 05/08/00 (A)               3,995,256
  5,000,000   Canadian Imperial Bank of
                 Commerce 6.060%, 05/08/00          5,000,000
  5,000,000   Duke Energy Corp.
                 6.010%, 05/08/00 (A)               4,994,157
  4,600,000   Canadian Imperial Bank of
                 Commerce    6.030%, 05/09/00       4,600,000
  5,000,000   CIT Group Holdings
                 6.077%, 05/09/00                   5,000,000
  6,600,000   Heller Financial, Inc.
                 6.172%, 05/09/00                   6,600,000
  5,000,000   Canadian Imperial Bank of
                 Commerce    6.070%, 05/10/00       5,000,000
  5,000,000   CIT Group Holdings
                  6.078%, 05/10/00                  5,000,000
  6,000,000   Citigroup, Inc.
                 6.043%, 05/10/00                   6,000,000
  4,200,000   CIT Group Holdings
                 6.056%, 05/11/00                   4,200,000
  6,000,000   Eaton Corp.
                 6.060%, 05/11/00 (A)               5,989,900
  6,500,000   Sears Roebuck Acceptance Corp.
                 6.118%, 05/11/00                   6,500,000
  5,000,000   CIT Group Holdings
                 6.057%, 05/12/00                   5,000,000
  6,800,000   Citigroup, Inc.
                 6.045%, 05/12/00                   6,800,000
  5,000,000   Ford Motor Credit Corp.
                 6.030%, 05/12/00                   5,000,000



                                                  AMORTIZED
 PAR VALUE                                          VALUE
-----------                                       --------

$ 5,700,000   Baxter International, Inc.
                 6.020%, 05/15/00 (A)          $    5,686,656
  5,000,000   Canadian Imperial Bank of
                 Commerce 6.030%, 05/15/00          5,000,000
  6,400,000   GTE Corp.
                 6.050%, 05/16/00 (A)               6,383,867
  7,000,000   United Technologies Corp.
                 6.000%, 05/16/00 (A)               6,982,500
  7,000,000   American Express Credit Corp.
                 6.035%, 05/17/00                   7,000,000
  6,000,000   United Technologies Corp.
                 6.050%, 05/17/00 (A)               5,983,867
  5,800,000   Baxter International, Inc.
                 6.070%, 05/18/00 (A)               5,783,375
  8,000,000   Daimler Chrysler North
                 American Holdings
                 6.045%, 05/18/00                   8,000,000
  3,000,000   Eaton Corp.
                 6.050%, 05/19/00 (A)               2,990,925
  7,500,000   Sears Roebuck Acceptance Corp.
                 6.121%, 05/22/00                   7,500,000
  6,550,000   Toyota Motor Credit Corp.
                 6.050%, 05/22/00 (A)               6,526,884
  8,000,000   Baxter International, Inc.
                 6.060%, 05/23/00 (A)               7,970,373
  5,500,000   John Deere Capital Corp.
                 6.073%, 05/23/00                   5,500,000
  7,000,000   Daimler Chrysler North
                 American Holdings
                 6.054%, 05/24/00                   7,000,000
  6,600,000   Goldman Sachs & Co., Inc.
                 6.180%, 05/24/00 (A)               6,573,941
  3,000,000   GTE Corp.
                 6.130%, 05/24/00 (A)               2,988,251
  4,000,000   Goldman Sachs & Co., Inc.
                 6.080%, 05/25/00 (A)               3,983,787
  6,000,000   Hertz Corp.
                 6.052%, 05/25/00                   6,000,000
  3,000,000   GTE Corp.
                 6.080%, 05/26/00 (A)               2,987,333
 15,000,000   AON Corp.
                 6.080%, 05/31/00 (A)              14,924,000
  5,000,000   American General Finance Corp.
                 6.106%, 06/01/00                   5,000,000
  9,000,000   Heller Financial, Inc.
                 6.149%, 06/05/00                   9,000,000
              General Electric Capital Corp.
  7,000,000      6.126%, 06/08/00                   7,000,000
  7,000,000      6.127%, 06/09/00                   7,000,000
              SBC Communications, Inc.
  6,000,000      6.100%, 06/12/00 (A)               5,957,300
  6,000,000      6.100%, 06/13/00 (A)               5,956,283
  3,600,000   Heller Finacial ,Inc.
                 6.271%, 06/14/00                   3,600,000
              SBC Communications, Inc.
  6,000,000      6.100%, 06/15/00 (A)               5,954,250
  7,000,000   General Motors Acceptance Corp.
                 6.194%, 06/16/00                   7,000,000
  4,000,000      6.197%, 06/19/00                   4,000,000
  8,700,000   Goldman Sachs & Co., Inc.
                 6.110%, 06/19/00 (A)               8,627,647
                                               --------------
              TOTAL COMMERCIAL PAPER              352,033,470
                                               --------------
                 (Cost $352,033,470)


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                     APRIL 30, 2000

    SCHEDULE OF INVESTMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                  AMORTIZED
 PAR VALUE                                          VALUE
-----------                                       --------

GIC WITHIN FUNDING AGREEMENT - 2.55%
$10,000,000   Allstate Life Funding Agreement
                 GIC 6.137%, 12/01/00 ......   $   10,000,000
                                               --------------
              TOTAL GIC WITHIN FUNDING
              AGREEMENT ....................       10,000,000
                                               --------------
                 (Cost $10,000,000)

 SHARES
--------
INVESTMENT COMPANY - 4.86%

 19,032,000   Provident Institutional Fund         19,032,000
                                               --------------
              TOTAL INVESTMENT COMPANY .....       19,032,000
                                               --------------
                 (Cost $19,032,000)

TOTAL INVESTMENTS - 97.31% .................      381,065,470
                                               --------------
    (Cost $381,065,470)*
NET OTHER ASSETS AND LIABILITIES - 2.69%           10,522,991
                                               --------------
NET ASSETS - 100.00% .......................   $  391,588,461
                                               ==============

--------------------
* At April 30, 2000, cost is identical for book and Federal income tax purposes.

(A) Annualized yield at time of purchase.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

                       This page intentionally left blank.

    ALLEGHANY FUNDS
-------------------
                                                                  APRIL 30, 2000

    STATEMENT OF ASSETS AND LIABILITIES (UNAUDITED)
--------------------------------------------------------------------------------

                                                                   ALLEGHANY/MONTAG     ALLEGHANY/CHICAGO
                                                                  & CALDWELL GROWTH       TRUST GROWTH &     ALLEGHANY/CHICAGO
                                                                         FUND               INCOME FUND       TRUST TALON FUND
                                                                  -------------------   -----------------    ------------------
ASSETS:
Investments:
       Investments at cost ..................................     $     2,716,091,654    $    312,172,810     $    16,198,522
       Repurchase agreements ................................                      --          29,294,000                  --
       Net unrealized appreciation (depreciation) ...........             494,154,393         225,856,595           2,651,939
                                                                  -------------------    ----------------     ---------------
          Total investments at value ........................           3,210,246,047         567,323,405          18,850,461
Cash ........................................................                      --                 488               3,436
Foreign currency (cost $46,208 and $38,041) .................                      --                  --                  --
Receivables:
       Dividends and interest ...............................               1,628,691             107,478               1,767
       Dividends reclaim ....................................                      --                  --                  --
       Fund shares sold .....................................               3,736,736           4,203,813               4,937
       Investments and foreign currency sold ................                      --                  --             450,778
Deferred organization costs .................................                      --                  --                  --
Other assets ................................................                  54,743              34,308                 202
Variation on margin .........................................                      --                  --                  --
                                                                  -------------------    ----------------     ---------------
          Total assets ......................................           3,215,666,217         571,669,492          19,311,581
                                                                  -------------------    ----------------     ---------------

LIABILITIES:
Payables:
       Investments and foreign currency purchased ...........               5,628,672           3,386,555             437,424
       Fund shares redeemed .................................              16,373,692             375,859               3,993
       Due to Adviser, net ..................................               1,713,785             313,710               9,196
       Distribution fee .....................................                      --              26,647                 890
       Trustees fees ........................................                  20,650               3,242                 104
Accrued expenses and other payables .........................                 329,374              51,311              19,149
Depreciation on forward foreign currency contracts ..........                      --                  --                  --
                                                                  -------------------    ----------------     ---------------
          Total liabilities .................................              24,066,173           4,157,324             470,756
                                                                  -------------------    ----------------     ---------------
NET ASSETS ..................................................     $     3,191,600,044    $    567,512,168     $    18,840,825
                                                                  ===================    ================     ===============

NET ASSETS CONSIST OF:
    Capital paid-in .........................................     $     2,363,241,374    $    307,933,026     $    12,581,190
    Accumulated undistributed (distribution in excess of)
       net investment income (loss) .........................              (1,116,251)           (295,629)            (52,353)
    Accumulated net realized gain (loss) on investments
       and foreign currency transactions ....................             335,320,528          34,018,176           3,660,049
    Net unrealized appreciation (depreciation) on investments
       and translation of assets and liabilities in foreign
       currency .............................................             494,154,393         225,856,595           2,651,939
                                                                  -------------------    ----------------     ---------------
       TOTAL NET ASSETS .....................................     $     3,191,600,044    $    567,512,168     $    18,840,825
                                                                  ===================    ================     ===============
CLASS N:
    Net Assets ..............................................     $     1,617,881,980    $    567,512,168     $    18,840,825
    Shares of beneficial interest outstanding ...............              48,624,844          19,423,718           1,091,205
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ......................     $             33.27    $          29.22     $         17.27
                                                                  ===================    ================     ===============
CLASS I:
    Net Assets ..............................................     $     1,573,718,064                 N/A                 N/A
    Shares of beneficial interest outstanding ...............              46,759,637                 N/A                 N/A
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ......................     $             33.66                 N/A                 N/A
                                                                  ===================    ================     ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------


--------------------------------------------------------------------------------

                                                   ALLEGHANY/CHICAGO   ALLEGHANY/VEREDUS  ALLEGHANY/BLAIRLOGIE  ALLEGHANY/BLAIRLOGIE
                                                     TRUST SMALL CAP      AGGRESSIVE         INTERNATIONAL        EMERGING MARKETS
                                                        VALUE FUND        GROWTH FUND        DEVELOPED FUND             FUND
                                                   ------------------  -----------------  ---------------------  -------------------
ASSETS:
Investments:
       Investments at cost ......................  $      46,841,393     $   144,711,520     $      57,573,901    $      15,246,958
       Repurchase agreements ....................          1,870,000          21,206,256                    --                   --
       Net unrealized appreciation
          (depreciation) ........................         (1,384,286)          3,873,213             6,877,989            2,318,516
                                                   -----------------     ---------------     -----------------    -----------------
          Total investments at value ............         47,327,107         169,790,989            64,451,890           17,565,474
Cash ............................................                838                  --               264,738                3,689
Foreign currency (cost $46,208 and $38,041) .....                 --                  --                45,208               36,188
Receivables:
       Dividends and interest ...................             28,847              14,010               178,677               77,718
       Dividends reclaim ........................                 --                  --               106,978                   --
       Fund shares sold .........................             11,935             731,373                34,605                1,746
       Investments and foreign currency sold ....          3,601,128           5,246,376             5,909,291              947,624
Deferred organization costs .....................                 --              15,234                    --                   --
Other assets ....................................             35,480               9,968                 1,094                  226
Variation on margin .............................                 --                  --                38,077                   --
                                                   -----------------     ---------------     -----------------    -----------------
          Total assets ..........................         51,005,335         175,807,950            71,030,558           18,632,665
                                                   -----------------     ---------------     -----------------    -----------------

LIABILITIES:
Payables:
       Investments and foreign currency
            purchased ...........................          2,601,144          10,396,999               435,922               44,199
       Fund shares redeemed .....................             21,082             201,949             4,373,788            1,003,725
       Due to Adviser, net ......................             36,366             124,013                45,442                9,512
       Distribution fee .........................              2,291               7,540                   336                  106
       Trustees fees ............................                284                 965                   518                  121
Accrued expenses and other payables .............              4,266              27,686               194,779              162,207
Depreciation on forward foreign
       currency contracts .......................                 --                  --                 1,140                  425
                                                   -----------------     ---------------     -----------------    -----------------
          Total liabilities .....................          2,665,433          10,759,152             5,051,925            1,220,295
                                                   -----------------     ---------------     -----------------    -----------------
NET ASSETS ......................................  $      48,339,902     $   165,048,798     $      65,978,633    $      17,412,370
                                                   =================     ===============     =================    =================

NET ASSETS CONSIST OF:
    Capital paid-in .............................  $      46,974,265     $   116,955,904     $      45,646,122    $      30,931,309
    Accumulated undistributed (distribution
       in excess of) net investment
       income (loss) ............................             40,454            (558,599)              (21,063)              40,733
    Accumulated net realized gain (loss)
       on investments and foreign currency
       transactions .............................          2,709,469          44,778,280            13,526,381          (15,866,656)
    Net unrealized appreciation (depreciation)
       on investments and translation of
       assets and liabilities in foreign
       currency .................................         (1,384,286)          3,873,213             6,827,193            2,306,984
                                                   -----------------     ---------------     -----------------    -----------------
       TOTAL NET ASSETS .........................  $      48,339,902     $   165,048,798     $      65,978,633    $      17,412,370
                                                   =================     ===============     =================    =================
CLASS N:
    Net Assets ..................................  $      48,339,902     $   165,048,798     $       7,047,744    $       2,257,336
    Shares of beneficial interest outstanding ...          4,795,968           7,055,069               550,646              180,372
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..........  $           10.08     $         23.39     $           12.80    $           12.51
                                                   =================     ===============     =================    =================
CLASS I:
    Net Assets ..................................                N/A                 N/A     $      58,930,889    $      15,155,034
    Shares of beneficial interest outstanding ...                N/A                 N/A             4,596,904            1,208,136
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..........                N/A                 N/A     $           12.82    $           12.54
                                                   =================     ===============     =================    =================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
                                                                  APRIL 30, 2000

    STATEMENT OF ASSETS AND LIABILITIES - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                         ALLEGHANY/MONTAG        ALLEGHANY/
                                                                                       & CALDWELL BALANCED      CHICAGO TRUST
                                                                                               FUND             BALANCED FUND
                                                                                        -----------------    ------------------
ASSETS:
Investments:
       Investments at cost ......................................................       $    291,854,353     $   220,856,240
       Repurchase agreements ....................................................             23,858,000           5,570,000
       Net unrealized appreciation (depreciation) ...............................             26,054,089          81,689,677
                                                                                        ----------------     ---------------
          Total investments at value ............................................            341,766,442         308,115,917
Cash ............................................................................                     --                 512
Receivables:
       Dividends and interest ...................................................              1,839,897           1,576,836
       Fund shares sold .........................................................             11,199,612           2,406,140
       Investments sold .........................................................                     --           2,792,848
       Due from Adviser, net ....................................................                     --                  --
Deferred organization costs .....................................................                     --                 533
Other assets ....................................................................                  2,966              14,542
                                                                                        ----------------     ---------------
          Total assets ..........................................................            354,808,917         314,907,328
                                                                                        ----------------     ---------------

LIABILITIES:
Payables:
       Dividend distribution ....................................................                    596                  --
       Investments purchased ....................................................                442,179           2,838,907
       Fund shares redeemed .....................................................                513,544             370,816
       Due to Adviser, net ......................................................                214,429             175,873
       Distribution fee .........................................................                  7,721              14,731
       Trustees fees ............................................................                  2,149               1,864
Accrued expenses and other payables .............................................                 71,430              46,802
                                                                                        ----------------     ---------------
          Total liabilities .....................................................              1,252,048           3,448,993
                                                                                        ----------------     ---------------
NET ASSETS ......................................................................       $    353,556,869     $   311,458,335
                                                                                        ================     ===============

NET ASSETS CONSIST OF:
    Capital paid-in .............................................................       $    308,740,858     $   214,045,910
    Accumulated undistributed net investment income .............................                914,731             936,114
    Accumulated net realized gain (loss) on investments .........................             17,847,191          14,786,634
    Net unrealized appreciation (depreciation) on investments ...................             26,054,089          81,689,677
                                                                                        ----------------     ---------------
       TOTAL NET ASSETS .........................................................       $    353,556,869     $   311,458,335
                                                                                        ================     ===============
CLASS N:
    Net Assets ..................................................................       $    167,747,356     $   311,458,335
    Shares of beneficial interest outstanding ...................................              8,747,613          22,926,712
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..........................................       $          19.18     $         13.58
                                                                                        ================     ===============
CLASS I:
    Net Assets ..................................................................       $    185,809,513                 N/A
    Shares of beneficial interest outstanding ...................................              9,680,003                 N/A
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) ..........................................       $          19.20                 N/A
                                                                                        ================     ===============

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------


--------------------------------------------------------------------------------

                                                                                           ALLEGHANY/CHICAGO       ALLEGHANY/CHICAGO
                                                                  ALLEGHANY/CHICAGO         TRUST MUNICIPAL           TRUST MONEY
                                                                   TRUST BOND  FUND            BOND FUND              MARKET FUND
                                                                  -----------------         ---------------        -----------------
ASSETS:
Investments:
       Investments at cost ...................................  $     135,637,076         $    16,644,460         $     381,065,470
       Repurchase agreements .................................          6,843,000                      --                        --
       Net unrealized appreciation (depreciation) ............         (3,993,216)               (349,411)                       --
                                                                -----------------         ---------------         -----------------
          Total investments at value .........................        138,486,860              16,295,049               381,065,470
Cash .........................................................                108                     212                       930
Receivables:
       Dividends and interest ................................          1,828,617                 260,870                   872,870
       Fund shares sold ......................................            264,804                  40,030                11,671,672
       Investments sold ......................................                 --                      --                        --
       Due from Adviser, net .................................                 --                   6,232                        --
Deferred organization costs ..................................                 --                      --                        --
Other assets .................................................              5,457                   1,379                    11,727
                                                                -----------------         ---------------         -----------------
          Total assets .......................................        140,585,846              16,603,772               393,622,669
                                                                -----------------         ---------------         -----------------

LIABILITIES:
Payables:
       Dividend distribution .................................                 --                  36,898                 1,776,789
       Investments purchased .................................                 --                 521,518                        --
       Fund shares redeemed ..................................            238,450                      --                    78,455
       Due to Adviser, net ...................................             40,355                      --                   129,457
       Distribution fee ......................................              6,730                     307                        --
       Trustees fees .........................................                759                     100                     2,732
Accrued expenses and other payables ..........................             11,522                   9,522                    46,775
                                                                -----------------         ---------------         -----------------
          Total liabilities ..................................            297,816                 568,345                 2,034,208
                                                                -----------------         ---------------         -----------------
NET ASSETS ...................................................  $     140,288,030         $    16,035,427         $     391,588,461
                                                                =================         ===============         =================

NET ASSETS CONSIST OF:
    Capital paid-in ..........................................  $     146,015,338         $    16,674,573         $     391,588,461
    Accumulated undistributed net investment income ..........            443,316                      --                        --
    Accumulated net realized gain (loss) on investments ......         (2,177,408)               (289,735)                       --
    Net unrealized appreciation (depreciation)
       on investments.........................................         (3,993,216)               (349,411)                       --
                                                                -----------------         ---------------         -----------------
       TOTAL NET ASSETS ......................................  $     140,288,030         $    16,035,427         $     391,588,461
                                                                =================         ===============         =================
CLASS N:
    Net Assets ...............................................  $     140,288,030         $    16,035,427         $     391,588,461
    Shares of beneficial interest outstanding ................         14,641,019               1,654,930               391,588,461
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) .......................  $            9.58         $          9.69         $            1.00
                                                                =================         ===============         =================
CLASS I:
    Net Assets ...............................................                N/A                     N/A                       N/A
    Shares of beneficial interest outstanding ................                N/A                     N/A                       N/A
       NET ASSET VALUE
       Offering and redemption price per share
       (Net Assets/Shares Outstanding) .......................                N/A                     N/A                       N/A
                                                                =================         ===============         =================


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

    STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------



                                                  ALLEGHANY/MONTAG     ALLEGHANY/CHICAGO                       ALLEGHANY/CHICAGO
                                                 & CALDWELL GROWTH       TRUST GROWTH &   ALLEGHANY/CHICAGO     TRUST SMALL CAP
                                                        FUND               INCOME FUND     TRUST TALON FUND        VALUE FUND
                                                 -------------------   -----------------   ----------------    -----------------
INVESTMENT INCOME:
     Dividends .............................     $        12,983,082   $      1,655,794    $        60,644     $        356,424
     Less foreign taxes ....................                      --                 --             (1,035)                  --
     Interest ..............................                  12,242            865,866              7,387               53,041
                                                 -------------------   ----------------    ---------------     ----------------
       Total investment income .............              12,995,324          2,521,660             66,996              409,465
                                                 -------------------   ----------------    ---------------     ----------------

EXPENSES:
     Investment advisory fees ..............              10,337,892          1,843,030             73,443              222,734
     Distribution expenses .................               2,085,036            658,225             22,951               55,688
     Transfer agent fees ...................                 548,344            110,646             14,242               10,658
     Administration fees ...................                 865,539            144,060              5,871               13,280
     Registration expenses .................                  80,159              7,493              4,500                7,914
     Custodian fees ........................                  11,376             11,954              5,913                8,166
     Professional fees .....................                  36,064             12,683              7,682                6,653
     Amortization of organization costs ....                      --                 --                 --                   --
     Reports to shareholder expense ........                  80,978             14,530              2,470                3,525
     Trustees fees .........................                  60,558              9,924                335                  816
     Other expenses ........................                   5,629              4,744              1,200                2,327
                                                 -------------------   ----------------    ---------------     ----------------
       Total operating expenses ............              14,111,575          2,817,289            138,607              331,761
                                                 -------------------   ----------------    ---------------     ----------------
       Expenses waived/reimbursed ..........                      --                 --            (19,258)             (19,925)
                                                 -------------------   ----------------    ---------------     ----------------
       Net operating expenses ..............              14,111,575          2,817,289            119,349              311,836
                                                 -------------------   ----------------    ---------------     ----------------
     Bank charges ..........................                      --                 --                 --                   --
                                                 -------------------   ----------------    ---------------     ----------------
       Net expenses ........................              14,111,575          2,817,289            119,349              311,836
                                                 -------------------   ----------------    ---------------     ----------------

NET INVESTMENT INCOME (LOSS) ...............              (1,116,251)          (295,629)           (52,353)              97,629
                                                 -------------------   ----------------    ---------------     ----------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments ......             335,322,659         34,018,559          3,660,214            3,993,853
     Net realized gain (loss) on
       futures contracts ...................                      --                 --                 --                   --
     Net realized gain (loss) on foreign
       currency transactions ...............                      --                 --                 --                   --
     Net change in unrealized appreciation
       (depreciation) on investments .......            (178,348,593)        32,113,746          1,196,895              463,478
     Net change in unrealized depreciation
       on futures contracts ................                      --                 --                 --                   --
     Net change in unrealized appreciation
       (depreciation) on translation of
       assets and liabilities denominated
       in foreign currency .................                      --                 --                 --                   --
                                                 -------------------   ----------------    ---------------     ----------------

     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS .................             156,974,066         66,132,305          4,857,109            4,457,331
                                                 -------------------   ----------------    ---------------     ----------------

     NET INCREASE  IN NET ASSETS
       FROM OPERATIONS .....................     $       155,857,815   $     65,836,676    $     4,804,756     $      4,554,960
                                                 ===================   ================    ===============     ================

-------------------
(a) Blairlogie International Developed Fund commenced operations on June 8, 1993 as a separate investment portfolio (the "Predecessor Fund") of PIMCO Funds. Effective April 30, 1999, the Predecessor Fund was reorganized as a new portfolio of the Alleghany Funds. (See Note A)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------


--------------------------------------------------------------------------------

                                                                  ALLEGHANY/BLAIRLOGIE  ALLEGHANY/BLAIRLOGIE   ALLEGHANY/BLAIRLOGIE
                                                                     INTERNATIONAL         INTERNATIONAL          INTERNATIONAL
                                               ALLEGHANY/VEREDUS     DEVELOPED FUND        DEVELOPED FUND         DEVELOPED FUND
                                                   AGGRESIVE        SIX MONTHS ENDED      SIX MONTHS ENDED       TEN MONTHS ENDED
                                                  GROWTH FUND       APRIL 30, 2000(A)    OCTOBER 31, 1999(A)     APRIL 30, 1999(A)
                                               ------------------  ------------------    ------------------     -------------------
INVESTMENT INCOME:
     Dividends .............................    $        10,072    $          535,906    $       1,394,237      $        1,181,911
     Less foreign taxes ....................                 --               (52,381)            (165,999)               (150,859)
     Interest ..............................            269,403                84,308               17,573                 187,723
                                                ---------------    ------------------    -----------------      ------------------
       Total investment income .............            279,475               567,833            1,245,811               1,218,775
                                                ---------------    ------------------    -----------------      ------------------

EXPENSES:
     Investment advisory fees ..............            598,611               410,196              439,792                 611,052
     Distribution expenses .................            149,653                 9,078                9,005                  82,795
     Transfer agent fees ...................             33,480                10,676                9,648                      --
     Administration fees ...................             33,919                41,377               40,755                 522,631
     Registration expenses .................             16,602                15,000               12,500                      --
     Custodian fees ........................             12,223                62,742               64,399                      --
     Professional fees .....................              7,351                 7,210               16,884                      --
     Amortization of organization costs ....              2,401                    --                   --                      --
     Reports to shareholder expense ........              9,814                 4,826                5,170                      --
     Trustees fees .........................              2,221                 1,848                1,748                   9,489
     Other expenses ........................              2,809                   254                7,827                  46,231
                                                ---------------    ------------------    -----------------      ------------------
       Total operating expenses ............            869,084               563,207              607,728               1,272,198
                                                ---------------    ------------------    -----------------      ------------------
       Expenses waived/reimbursed ..........            (31,010)              (23,268)             (29,647)                     --
                                                ---------------    ------------------    -----------------      ------------------
       Net operating expenses ..............            838,074               539,939              578,081               1,272,198
                                                ---------------    ------------------    -----------------      ------------------
     Bank charges ..........................                 --                41,880               27,103                      --
                                                ---------------    ------------------    -----------------      ------------------
       Net expenses ........................            838,074               581,819              605,184               1,272,198
                                                ---------------    ------------------    -----------------      ------------------

NET INVESTMENT INCOME (LOSS) ...............           (558,599)              (13,986)             640,627                 (53,423)
                                                ---------------    ------------------    -----------------      ------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain on investments ......         45,583,801            13,898,326            8,564,739              14,045,047
     Net realized gain (loss) on
       futures contracts ...................                 --               (41,286)                  --                 311,306
     Net realized gain (loss) on foreign
       currency transactions ...............                 --              (243,778)              81,307              (1,149,976)
     Net change in unrealized appreciation
       (depreciation) on investments .......         (6,572,090)           (7,440,220)          (3,669,570)             (9,468,547)
     Net change in unrealized depreciation
       on futures contracts ................                 --                    --                   --                (117,229)
     Net change in unrealized appreciation
       (depreciation) on translation of
       assets and liabilities denominated
       in foreign currency .................                 --               (54,412)              13,316                 324,491
                                                ---------------    ------------------    -----------------      ------------------

     NET REALIZED AND UNREALIZED
       GAIN ON INVESTMENTS .................         39,011,711             6,118,630            4,989,792               3,945,092
                                                ---------------    ------------------    -----------------      ------------------

     NET INCREASE  IN NET ASSETS
       FROM OPERATIONS .....................    $    38,453,112    $        6,104,644    $       5,630,419      $        3,891,669
                                                ===============    ==================    =================      ==================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    FOR THE SIX MONTHS ENDED APRIL 30, 2000 (UNAUDITED)

    STATEMENT OF OPERATIONS - CONTINUED
--------------------------------------------------------------------------------

                                                 ALLEGHANY/BLAIRLOGIE  ALLEGHANY/BLAIRLOGIE  ALLEGHANY/BLAIRLOGIE
                                                    EMERGING MARKETS      EMERGING MARKETS     EMERGING MARKETS
                                                         FUND                  FUND                 FUND           ALLEGHANY/MONTAG
                                                   SIX MONTHS ENDED      SIX MONTHS ENDED     TEN MONTHS ENDED    CALDWELL BALANCED
                                                   APRIL 30, 2000(A)    OCTOBER 31, 1999(A)   APRIL 30, 1999(A)          FUND
                                                  -------------------   -----------------     ----------------    -----------------
INVESTMENT INCOME:
     Dividends ................................   $           205,907   $        233,553     $       436,911       $        590,476
     Less foreign taxes .......................               (28,485)           (11,120)            (48,876)                    --
     Interest .................................                17,711             12,597              34,267              3,823,388
                                                  -------------------   ----------------     ---------------       ----------------
       Total investment income ................               195,133            235,030             422,302              4,413,864
                                                  -------------------   ----------------     ---------------       ----------------

EXPENSES:
     Investment advisory fees .................                88,319             78,010             151,716              1,116,029
     Distribution expenses ....................                 2,954              2,233              11,205                202,763
     Transfer agent fees ......................                 5,436              4,248                  --                 42,594
     Administration fees ......................                20,095             17,137              91,107                 84,209
     Registration expenses ....................                15,499             11,000                  --                 38,341
     Custodian fees ...........................                34,221             38,819                  --                 11,810
     Professional fees ........................                 7,306             16,157                  --                 10,920
     Amortization of organization costs .......                    --                 --                  --                     --
     Reports to shareholder expense ...........                 1,039                917                  --                  5,963
     Trustees fees ............................                   388                309               1,739                  5,581
     Other expenses ...........................                 5,762                829              12,773                  2,181
                                                  -------------------   ----------------     ---------------       ----------------
       Total operating expenses ...............               181,019            169,659             268,540              1,520,391
                                                  -------------------   ----------------     ---------------       ----------------
       Expenses waived/reimbursed .............               (37,790)           (43,536)                 --                     --
                                                  -------------------   ----------------     ---------------       ----------------
       Net operating expenses .................               143,229            126,123             268,540              1,520,391
                                                  -------------------   ----------------     ---------------       ----------------
     Bank charges .............................                 2,164              7,229                  --                     --
                                                  -------------------   ----------------     ---------------       ----------------
       Net expenses ...........................               145,393            133,352             268,540              1,520,391
                                                  -------------------   ----------------     ---------------       ----------------

NET INVESTMENT INCOME .........................                49,740            101,678             153,762              2,893,473
                                                  -------------------   ----------------     ---------------       ----------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on
       investments ............................             1,690,879            430,553          (4,719,790)            17,986,960
     Net realized loss on foreign
       currency transactions ..................               (11,434)           (55,545)            (68,780)                    --
     Net change in unrealized appreciation
       (depreciation) on investments ..........             1,357,643             71,758           3,734,773             (7,005,031)
     Net change in unrealized appreciation
        on translation of assets and
        liabilities denominated in
        foreign currency ......................                   192              9,196                 392                     --
                                                  -------------------   ----------------     ---------------       ----------------

     NET REALIZED AND UNREALIZED
       GAIN (LOSS) ON INVESTMENTS .............             3,037,280            455,962          (1,053,405)            10,981,929
                                                  -------------------   ----------------     ---------------       ----------------

     NET INCREASE (DECREASE) IN
       NET ASSETS FROM OPERATIONS .............   $         3,087,020   $        557,640     $      (899,643)      $     13,875,402
                                                  ===================   ================     ===============       ================

-------------------------
(a) Blairlogie Emerging Markets Fund commenced operations on June 1, 1993 as a separate investment portfolio (the "Predecessor Fund") of PIMCO Funds. Effective April 30, 1999, the Predecessor Fund was reorganized as a new portfolio of the Alleghany Funds. (See Note A)

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------


--------------------------------------------------------------------------------


                                                                                            ALLEGHANY/CHICAGO      ALLEGHANY/CHICAGO
                                                  ALLEGHANY/CHICAGO    ALLEGHANY/CHICAGO     TRUST MUNICIPAL      TRUST MONEY MARKET
                                                  RUST BALANCED FUND    TRUST BOND FUND        BOND FUND                 FUND
                                                  ------------------   -----------------   ------------------     ------------------
INVESTMENT INCOME:
     Dividends ................................    $      604,470     $             --     $            --        $               --
     Less foreign taxes .......................                --                   --                  --                        --
     Interest .................................         4,331,451            4,973,793             408,039                11,983,038
                                                   --------------     ----------------     ---------------        ------------------
       Total investment income ................         4,935,921            4,973,793             408,039                11,983,038
                                                   --------------     ----------------     ---------------        ------------------

EXPENSES:
     Investment advisory fees .................         1,047,594              372,174              50,008                   816,688
     Distribution expenses ....................           374,141              169,170               8,335                        --
     Transfer agent fees ......................            16,433               16,774               9,403                    30,019
     Administration fees ......................            87,508               41,325               8,103                   110,750
     Registration expenses ....................             6,929                7,097               4,433                    18,867
     Custodian fees ...........................            11,303               10,387               5,563                    10,933
     Professional fees ........................            10,370                8,973               7,966                    11,170
     Amortization of organization costs .......               699                   --                  --                        --
     Reports to shareholder expense ...........            10,338                5,037               2,094                    15,322
     Trustees fees ............................             5,529                2,481                 306                     8,061
     Other expenses ...........................               594                2,677                 448                     5,646
                                                   --------------     ----------------     ---------------        ------------------
       Total operating expenses ...............         1,571,438              636,095              96,659                 1,027,456
                                                   --------------     ----------------     ---------------        ------------------
       Expenses waived/reimbursed .............                --             (111,990)            (88,324)                       --
                                                   --------------     ----------------     ---------------        ------------------
       Net operating expenses .................         1,571,438              524,105               8,335                 1,027,456
                                                   --------------     ----------------     ---------------        ------------------
     Bank charges .............................                --                   --                  --                        --
                                                   --------------     ----------------     ---------------        ------------------
       Net expenses ...........................         1,571,438              524,105               8,335                 1,027,456
                                                   --------------     ----------------     ---------------        ------------------

NET INVESTMENT INCOME .........................         3,364,483            4,449,688             399,704                10,955,582
                                                   --------------     ----------------     ---------------        ------------------

NET REALIZED AND UNREALIZED
GAIN (LOSS) ON INVESTMENTS:
     Net realized gain (loss) on
       investments ............................        14,788,004           (1,725,763)           (279,505)                       --
     Net realized loss on foreign
       currency transactions ..................                --                   --                  --                        --
     Net change in unrealized appreciation
       (depreciation) on investments ..........         6,037,585              (83,978)            248,658                        --
     Net change in unrealized appreciation
        on translation of assets and
        liabilities denominated in
        foreign currency ......................                --                   --                  --                        --
                                                   --------------     ----------------     ---------------        ------------------

     NET REALIZED AND UNREALIZED
       GAIN (LOSS) ON INVESTMENTS .............        20,825,589           (1,809,741)            (30,847)                       --
                                                   --------------     ----------------     ---------------        ------------------

     NET INCREASE (DECREASE) IN
       NET ASSETS FROM OPERATIONS .............    $   24,190,072     $      2,639,947     $       368,857        $       10,955,582
                                                   ==============     ================     ===============        ==================

    ALLEGHANY FUNDS
-------------------

    STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                     ALLEGHANY/MONTAG                    ALLEGHANY/CHICAGO
                                                    & CALDWELL GROWTH                     TRUST GROWTH &
                                                           FUND                             INCOME FUND
                                          ------------------------------------- ---------------------------------
                                           SIX MONTHS ENDED      YEAR ENDED     SIX MONTHS ENDED     YEAR ENDED
                                            APRIL 30, 2000      OCTOBER 31,      APRIL 30, 2000     OCTOBER 31,
                                              (UNAUDITED)           1999           (UNAUDITED)          1999
                                          -----------------   -----------------  ---------------   --------------
NET ASSETS AT BEGINNING OF PERIOD .....   $   2,982,468,577   $   1,742,778,507  $   490,188,782   $  367,666,442
                                          -----------------   -----------------  ---------------   --------------
INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS:
    Net investment income (loss) ......          (1,116,251)           (639,463)        (295,629)      (1,141,812)
    Net realized gain (loss) on
       investments sold ...............         335,322,659         148,878,688       34,018,559       36,048,190
    Net change in unrealized
       appreciation (depreciation) on
       investments and assets and
       liabilities ....................        (178,348,593)        416,154,751       32,113,746       69,358,356
                                          -----------------   -----------------  ---------------   --------------
    Net increase (decrease) in net
       assets from operations .........         155,857,815         564,393,976       65,836,676      104,264,734
                                          -----------------   -----------------  ---------------   --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................                  --                  --               --               --
    Net realized gain on investments:
       Class N ........................         (79,026,102)        (35,583,495)     (36,048,318)     (23,278,710)
       Class I ........................         (69,733,404)        (28,418,102)              --               --
                                          -----------------   -----------------  ---------------   --------------
       Total distributions ............        (148,759,506)        (64,001,597)     (36,048,318)     (23,278,710)
                                          -----------------   -----------------  ---------------   --------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ........................         571,882,620       1,051,011,357       97,710,351      184,622,120
       Class I ........................         541,131,442         953,960,617               --               --
    Issued to shareholders in
       reinvestment of distributions:
       Class N ........................          72,385,785          33,017,124       35,118,050       22,904,776
       Class I ........................          63,293,452          25,234,975               --               --
    Cost of shares repurchased:
       Class N ........................        (641,884,251)       (751,465,775)     (85,293,373)    (165,990,580)
       Class I ........................        (404,775,890)       (572,460,607)              --               --
                                          -----------------   -----------------  ---------------   --------------
          Net increase (decrease) from
            capital share transactions          202,033,158         739,297,691       47,535,028       41,536,316
                                          -----------------   -----------------  ---------------   --------------
          Total increase (decrease)
            in net assets .............         209,131,467       1,239,690,070       77,323,386      122,522,340
                                          -----------------   -----------------  ---------------   --------------
NET ASSETS AT END OF PERIOD
    (INCLUDING LINE A) ................   $   3,191,600,044   $   2,982,468,577  $   567,512,168   $  490,188,782
                                          =================   =================  ===============   ==============
   (A) Undistributed (overdistributed)
       net investment income ..........   $      (1,116,251)  $              --  $      (295,629)  $           --
                                          =================   =================  ===============   ==============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................          17,118,550          33,562,499        3,454,538        7,050,057
       Issued to shareholders
          in reinvestment
          of distributions ............           2,140,542           1,195,841        1,299,232        1,005,045
       Repurchased ....................         (19,292,232)        (24,010,343)      (3,017,675)      (6,314,269)
    Class I:
       Sold ...........................          15,971,482          30,617,406               --               --
       Issued to shareholders
          in reinvestment
          of distributions ............           1,836,069             903,059               --               --
       Repurchased ....................         (11,983,721)        (18,295,778)              --               --
                                          -----------------   -----------------  ---------------   --------------
           Net increase (decrease)
             in shares outstanding ....           5,790,690          23,972,684        1,736,095        1,740,833
                                          =================   =================  ===============   ==============

---------------------------
(a) Alleghany/Chicago Trust SmallCap Value Fund commenced operations on November 10, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------


--------------------------------------------------------------------------------

                                                                                                 ALLEGHANY/CHICAGO
                                                    ALLEGHANY/CHICAGO                             TRUST SMALLCAP
                                                    TRUST TALON FUND                                VALUE FUND
                                           -------------------------------------      -------------------------------------
                                          SIX MONTHS ENDED         YEAR ENDED          SIX MONTHS ENDED       PERIOD ENDED
                                           APRIL 30, 2000          OCTOBER 31,          APRIL 30, 2000         OCTOBER 31,
                                             (UNAUDITED)              1999                (UNAUDITED)            1999(A)
                                           --------------       ----------------      ----------------     -----------------
NET ASSETS AT BEGINNING OF PERIOD .....    $   17,586,038       $     22,727,692      $     42,478,264      $             10
                                           --------------       ----------------      ----------------     -----------------
INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS:
    Net investment income (loss) ......           (52,353)               (61,638)               97,629               182,607
    Net realized gain (loss) on
       investments sold ...............         3,660,214                567,265             3,993,853            (1,284,384)
    Net change in unrealized
       appreciation (depreciation) on
       investments and assets and
       liabilities ....................         1,196,895                187,313               463,478            (1,847,764)
                                           --------------       ----------------      ----------------     -----------------
    Net increase (decrease) in net
       assets from operations .........         4,804,756                692,940             4,554,960            (2,949,541)
                                           --------------       ----------------      ----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................                --                 (8,361)             (203,715)              (36,178)
    Net realized gain on investments:
       Class N ........................          (195,413)                    --                    --                    --
       Class I ........................                --                     --                    --                    --
                                           --------------       ----------------      ----------------     -----------------
       Total distributions ............          (195,413)                (8,361)             (203,715)              (36,178)
                                           --------------       ----------------      ----------------     -----------------
    Net proceeds from sales of shares:
       Class N ........................           538,541              2,333,613             9,408,579            52,641,474
       Class I ........................                --                     --                    --                    --
    Issued to shareholders in
       reinvestment of distributions:
       Class N ........................           190,868                  8,053               192,884                36,171
       Class I ........................                --                     --                    --                    --
    Cost of shares repurchased:
       Class N ........................        (4,083,965)            (8,167,899)           (8,091,070)           (7,213,672)
       Class I ........................                --                     --                    --                    --
                                           --------------       ----------------      ----------------     -----------------
          Net increase (decrease) from
            capital share transactions         (3,354,556)            (5,826,233)            1,510,393            45,463,973
                                           --------------       ----------------      ----------------     -----------------
          Total increase (decrease)
            in net assets .............         1,254,787             (5,141,654)            5,861,638            42,478,254
                                           --------------       ----------------      ----------------     -----------------
NET ASSETS AT END OF PERIOD
    (INCLUDING LINE A) ................    $   18,840,825       $     17,586,038      $     48,339,902      $     42,478,264
                                           ==============       ================      ================     =================
   (A) Undistributed (overdistributed)
       net investment income ..........    $      (52,353)      $             --      $         40,454      $        146,540
                                           ==============       ================      ================     =================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................            34,796                166,866               999,848             5,361,902
       Issued to shareholders
          in reinvestment
          of distributions ............            13,351                    603                21,011                 3,661
       Repurchased ....................          (263,983)              (587,080)             (849,804)             (740,651)
    Class I:
       Sold ...........................                 --                    --                    --                    --
       Issued to shareholders
          in reinvestment
          of distributions ............                 --                    --                    --                    --
       Repurchased ....................                 --                    --                    --                    --
                                           --------------       ----------------      ----------------     -----------------
           Net increase (decrease)
             in shares outstanding ....          (215,836)              (419,611)              171,055             4,624,912
                                           ==============       ================      ================     =================



                                                     ALLEGHANY/VEREDUS
                                                  AGGRESSIVE GROWTH FUND
                                           -------------------------------------
                                           SIX MONTHS ENDED        YEAR ENDED
                                            APRIL 30, 2000         OCTOBER 31,
                                              (UNAUDITED)             1999
                                            ---------------     ---------------
NET ASSETS AT BEGINNING OF PERIOD .....     $    57,281,574     $    12,673,539
                                            ---------------     ---------------
INCREASE (DECREASE) IN NET
    ASSETS FROM OPERATIONS:
    Net investment income (loss) ......            (558,599)           (270,497)
    Net realized gain (loss) on
       investments sold ...............          45,583,801           9,807,382
    Net change in unrealized
       appreciation (depreciation) on
       investments and assets and
       liabilities ....................          (6,572,090)         10,248,334
                                            ---------------     ---------------
    Net increase (decrease) in net
       assets from operations .........          38,453,112          19,785,219
                                            ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................                  --                  --
    Net realized gain on investments:
       Class N ........................          (8,782,878)                 --
       Class I ........................                  --                  --
                                            ---------------     ---------------
       Total distributions ............          (8,782,878)                 --
                                            ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ........................         118,976,137          34,532,762
       Class I ........................                  --                  --
    Issued to shareholders in
       reinvestment of distributions:
       Class N ........................           8,589,707                  --
       Class I ........................                  --                  --
    Cost of shares repurchased:
       Class N ........................         (49,468,854)         (9,709,946)
       Class I ........................                  --                  --
                                            ---------------     ---------------
          Net increase (decrease) from
            capital share transactions           78,096,990          24,822,816
                                            ---------------     ---------------
          Total increase (decrease)
            in net assets .............         107,767,224          44,608,035
                                            ---------------     ---------------
NET ASSETS AT END OF PERIOD
    (INCLUDING LINE A) ................     $   165,048,798     $    57,281,574
                                            ===============     ===============
   (A) Undistributed (overdistributed)
       net investment income ..........     $      (558,599)    $            --
                                            ===============     ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................           5,218,565           2,693,561
       Issued to shareholders
          in reinvestment
          of distributions ............             483,664                  --
       Repurchased ....................          (2,097,075)           (713,478)
    Class I:
       Sold ...........................                  --                  --
       Issued to shareholders
          in reinvestment
          of distributions ............                  --                  --
       Repurchased ....................                  --                  --
                                            ---------------     ---------------
           Net increase (decrease)
             in shares outstanding ....           3,605,154           1,980,083
                                            ===============     ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------

    STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                            ALLEGHANY/BLAIRLOGIE INTERNATIONAL
                                                                                      DEVELOPED FUND
                                                          --------------------------------------------------------------------
                                                          SIX MONTHS ENDED     SIX MONTHS        TEN MONTHS       YEAR ENDED
                                                           APRIL 30, 2000  ENDED OCTOBER 31,  ENDED APRIL 30,      JUNE 30,
                                                             (UNAUDITED)          1999             1999(A)           1998
                                                          ---------------- ------------------  --------------  ---------------
NET ASSETS AT BEGINNING OF PERIOD                         $   104,583,366  $     106,362,307   $  138,750,570  $   100,313,146
                                                          ---------------- ------------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................           (13,986)           640,627          (53,423)       1,253,862
    Net realized gain (loss) on investments sold ......        13,613,262          8,646,046       13,206,377        1,677,879
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ......        (7,494,632)        (3,656,254)      (9,261,285)      16,311,500
                                                          ---------------- ------------------  --------------  ---------------
    Net increase (decrease) in net assets from operations       6,104,644           5,630,419       3,891,669       19,243,241
                                                          ---------------- ------------------  --------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................           (40,326)                --               --          (37,910)
       Class I ........................................          (684,209)                --         (461,778)        (833,712)
    Net realized gain on investments:
       Class N ........................................          (580,772)                --         (948,765)        (384,865)
       Class I ........................................        (8,051,198)                --      (12,721,855)      (4,187,682)
    Return of Capital .................................
       Class N ........................................                --                 --               --               --
       Class I ........................................                --                 --               --               --
                                                          ---------------- ------------------  --------------  ---------------
       Total distributions ............................        (9,356,505)                --      (14,132,398)      (5,444,169)
                                                          ---------------- ------------------  --------------  ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ........................................           858,844          4,019,607      112,028,851       72,268,195
       Class I ........................................        20,604,394         59,579,527       88,175,722       66,711,810
    Issued to shareholders in reinvestment of distributions:
       Class N ........................................           542,653                 --          808,014          382,709
       Class I ........................................         8,671,276                 --       12,916,908        4,241,759
    Cost of shares repurchased:
       Class N ........................................        (1,591,960)        (2,225,372)    (123,609,614)     (64,166,601)
       Class I ........................................       (64,438,079)       (68,783,122)    (112,467,415)     (54,799,520)
                                                          ---------------- ------------------  --------------  ---------------
          Net increase (decrease) from capital
              share transactions ......................       (35,352,872)        (7,409,360)     (22,147,534)      24,638,352
                                                          ---------------- ------------------  --------------  ---------------
          Total increase (decrease) in net assets .....       (38,604,733)        (1,778,941)     (32,388,263)      38,437,424
                                                          ---------------- ------------------  --------------  ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........   $    65,978,633  $     104,583,366   $  106,362,307  $   138,750,570
                                                          ================ ==================  ==============  ===============
   (A) Undistributed (overdistributed) net
       investment income (loss) .......................   $       (21,063) $         717,458   $       (4,476) $       456,779
                                                          ================ ==================  ==============  ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................................            64,667            322,638        8,379,342        5,291,704
       Issued to shareholders in reinvestment of distributions     41,968                 --           62,711           32,851
       Repurchased ....................................          (118,007)          (176,179)      (9,182,886)      (4,642,525)
    Class I:
       Sold ...........................................         1,568,515          4,694,010        6,455,344        5,096,974
       Issued to shareholders in reinvestment of distributions    670,114                 --        1,009,365          366,765
       Repurchased ....................................        (4,884,658)        (5,409,299)      (8,037,843)      (4,102,996)
                                                          ---------------- ------------------  --------------  ---------------
          Net increase (decrease) in shares outstanding        (2,657,401)          (568,830)      (1,313,967)       2,042,773
                                                          ================ ==================  ==============  ===============

-------------------------------
(a) Alleghany/Blairlogie International Developed Fund andAlleghany/Blairlogie Emerging Markets Fund stub audits for the period July 1, 1998 through April 30, 1999. Share transactions restated to reflect share conversion on April 30, 1999. (See Note A)
(b) Montag & Caldwell Balanced Fund-Class I commenced investment operations on December 31, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------


--------------------------------------------------------------------------------

                                                                                    ALLEGHANY/BLAIRLOGIE
                                                                                    EMERGING MARKETS FUND
                                                          --------------------------------------------------------------------------
                                                         SIX MONTHS ENDED   SIX MONTHS ENDED     TEN MONTHS ENDED      YEAR ENDED
                                                          APRIL 30, 2000      OCTOBER 31,           APRIL 30,           JUNE 30,
                                                            (UNAUDITED)           1999                1999(A)             1998
                                                          --------------    ----------------    ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD                         $   18,308,172    $     19,004,118    $     27,569,318   $     55,175,256
                                                          --------------    ----------------    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................           49,740             101,678             153,762            195,456
    Net realized gain (loss) on investments sold ......        1,679,445             375,008          (4,788,570)        (3,044,479)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ......        1,357,835              80,954           3,735,165        (10,784,766)
                                                          --------------    ----------------    ----------------   ----------------
    Net increase (decrease) in net assets
       from operations                                         3,087,020             557,640            (899,643)       (13,633,789)
                                                          --------------    ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................           (2,599)                 --              (1,704)                --
       Class I ........................................          (51,540)                 --             (81,016)                --
    Net realized gain on investments:
       Class N ........................................               --                  --                  --                 --
       Class I ........................................               --                  --                  --                 --
    Return of Capital .................................
       Class N ........................................               --                  --                (549)                --
       Class I ........................................               --                  --             (26,128)                --
                                                          --------------    ----------------    ----------------   ----------------
       Total distributions ............................          (54,139)                 --            (109,397)                --
                                                          --------------    ----------------    ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ........................................        3,637,523           1,167,427           4,825,690          5,950,664
       Class I ........................................        5,366,373           4,964,104          23,834,837         23,186,970
    Issued to shareholders in reinvestment of
       distributions:
       Class N ........................................            2,333                  --               4,501                 --
       Class I ........................................           49,584                  --              93,520                 --
    Cost of shares repurchased:
       Class N ........................................       (3,281,668)           (421,986)         (6,805,094)        (4,095,422)
       Class I ........................................       (9,702,828)         (6,963,131)        (29,509,614)       (39,014,361)
                                                          --------------    ----------------    ----------------   ----------------
          Net increase (decrease) from capital
              share transactions ......................       (3,928,683)         (1,253,586)         (7,556,160)       (13,972,149)
                                                          --------------    ----------------    ----------------   ----------------
          Total increase (decrease) in net assets .....         (895,802)           (695,946)         (8,565,200)       (27,605,938)
                                                          --------------    ----------------    ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........   $   17,412,370    $     18,308,172    $     19,004,118   $     27,569,318
                                                          ==============    ================    ================   ================
   (A) Undistributed (overdistributed) net
       investment income (loss) .......................   $       40,733    $         45,132    $         (1,001)  $         (3,263)
                                                          ==============    ================    ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................................          257,582             108,246             561,023            497,628
       Issued to shareholders in reinvestment of
          distributions                                              185                  --                 159                 --
       Repurchased ....................................         (238,227)            (39,603)           (795,208)          (346,442)
    Class I:
       Sold ...........................................          406,878             454,687           2,801,577          1,946,376
       Issued to shareholders in reinvestment of
          distributions                                            3,923                 --               10,113                 --
       Repurchased ....................................         (739,541)           (647,362)         (3,463,865)        (3,340,803)
                                                          --------------    ----------------    ----------------   ----------------
          Net increase (decrease) in shares outstanding         (309,200)           (124,032)           (886,201)        (1,243,241)
                                                          ==============    ================    ================   ================



                                                                   ALLEGHANY/MONTAG & CALDWELL
                                                                         BALANCED FUND
                                                             ------------------------------------
                                                              SIX MONTHS ENDED        YEAR ENDED
                                                               APRIL 30, 2000         OCTOBER 31,
                                                                 (UNAUDITED)            1999(B)
                                                              ---------------     ---------------
NET ASSETS AT BEGINNING OF PERIOD                             $   251,192,049     $   158,398,348
                                                              ---------------     ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income (loss) ......................             2,893,473           3,379,975
    Net realized gain (loss) on investments sold ......            17,986,960          12,323,201
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ......            (7,005,031)         15,541,127
                                                              ---------------     ---------------
    Net increase (decrease) in net assets
       from operations                                             13,875,402          31,244,303
                                                              ---------------     ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................            (1,330,066)         (2,253,523)
       Class I ........................................            (1,309,154)           (817,375)
    Net realized gain on investments:
       Class N ........................................            (7,228,901)         (8,904,043)
       Class I ........................................            (4,863,092)                 --
    Return of Capital .................................
       Class N ........................................                    --                  --
       Class I ........................................                    --                  --
                                                              ---------------     ---------------
       Total distributions ............................           (14,731,213)        (11,974,941)
                                                              ---------------     ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ........................................            31,699,197          76,418,226
       Class I ........................................           115,262,990          97,458,628
    Issued to shareholders in reinvestment of
       distributions:
       Class N ........................................             8,430,101          11,005,944
       Class I ........................................             5,482,547             817,440
    Cost of shares repurchased:
       Class N ........................................           (30,594,714)       (101,572,790)
       Class I ........................................           (27,059,490)        (10,603,109)
                                                              ---------------     ---------------
          Net increase (decrease) from capital
              share transactions ......................           103,220,631          73,524,339
                                                              ---------------     ---------------
          Total increase (decrease) in net assets .....           102,364,820          92,793,701
                                                              ---------------     ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........       $   353,556,869     $   251,192,049
                                                              ===============     ===============
   (A) Undistributed (overdistributed) net
       investment income (loss) .......................       $       914,731     $       660,478
                                                              ===============     ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................................             1,647,534           4,064,233
       Issued to shareholders in reinvestment of
          distributions                                               435,253             621,725
       Repurchased ....................................            (1,592,028)         (5,426,672)
    Class I:
       Sold ...........................................             6,126,883           5,199,224
       Issued to shareholders in reinvestment of
          distributions                                               284,088              43,055
       Repurchased ....................................            (1,412,210)           (561,037)
                                                              ---------------     ---------------
          Net increase (decrease) in shares outstanding             5,489,520           3,940,528
                                                              ===============     ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------

    STATEMENT OF CHANGES IN NET ASSETS - CONTINUED
--------------------------------------------------------------------------------

                                                                      ALLEGHANY/                         ALLEGHANY/
                                                                     CHICAGO TRUST                     CHICAGO TRUST
                                                                     BALANCED FUND                        BOND FUND
                                                          ----------------------------------- --------------------------------
                                                          SIX MONTHS ENDED     YEAR ENDED     SIX MONTHS ENDED    YEAR ENDED
                                                           APRIL 30, 2000     OCTOBER 31,      APRIL 30, 2000    OCTOBER 31,
                                                             (UNAUDITED)          1999           (UNAUDITED)         1999
                                                          ---------------- ------------------  --------------  ---------------
NET ASSETS AT BEGINNING OF PERIOD .....................   $   294,426,017  $     219,361,542   $  133,408,155  $   160,561,220
                                                          ---------------- ------------------  --------------  ---------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income .............................         3,364,483          5,674,652        4,449,688        9,236,090
    Net realized gain (loss) on investments sold ......        14,788,004          8,203,023       (1,725,763)        (446,987)
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ......         6,037,585         25,535,665          (83,978)      (7,370,531)
                                                          ---------------- ------------------  --------------  ---------------
    Net increase (decrease) in net assets from operations      24,190,072         39,413,340        2,639,947        1,418,572
                                                          ---------------- ------------------  --------------  ---------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................        (3,404,531)        (5,364,029)      (4,433,288)      (9,226,493)
    Net realized gain on investments:
       Class N ........................................        (8,216,573)       (13,010,618)              --         (708,779)
                                                          ---------------- ------------------  --------------  ---------------
       Total distributions ............................       (11,621,104)       (18,374,647)      (4,433,288)      (9,935,272)
                                                          ---------------- ------------------  --------------  ---------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ........................................        33,087,858        100,719,712       25,216,238       46,629,918
    Issued to shareholders in reinvestment of distributions:
       Class N ........................................        11,609,056         18,361,299        3,795,563        8,833,465
    Cost of shares repurchased:
       Class N ........................................       (40,233,564)       (65,055,229)     (20,338,585)     (74,099,748)
                                                          ---------------- ------------------  --------------  ---------------
          Net increase (decrease) from capital
              share transactions ......................         4,463,350         54,025,782        8,673,216      (18,636,365)
                                                          ---------------- ------------------  --------------  ---------------
          Total increase (decrease) in net assets .....        17,032,318         75,064,475        6,879,875      (27,153,065)
                                                          ---------------- ------------------  --------------  ---------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........   $   311,458,335  $     294,426,017   $  140,288,030  $   133,408,155
                                                          ================ ==================  ==============  ===============
    (A) Undistributed net investment income ...........   $       936,114  $         976,162   $      443,316  $       426,916
                                                          ================ ==================  ==============  ===============
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................................         2,508,627          7,946,222        2,626,407        4,672,863
       Issued to shareholders in reinvestment
          of distributions ............................           900,171          1,540,005          394,546          869,864
       Repurchased ....................................        (3,062,687)        (5,135,906)      (2,116,749)      (7,442,578)
                                                          ---------------- ------------------  --------------  ---------------
          Net increase (decrease) in shares outstanding           346,111          4,350,321          904,204       (1,899,851)
                                                          ================ ==================  ==============  ===============


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------


--------------------------------------------------------------------------------

                                                                      ALLEGHANY/                            ALLEGHANY/
                                                                    CHICAGO TRUST                         CHICAGO TRUST
                                                                 MUNICIPAL BOND FUND                     MONEY MARKET FUND
                                                          ----------------------------------    -----------------------------------
                                                          SIX MONTHS ENDED     YEAR ENDED        SIX MONTHS ENDED      YEAR ENDED
                                                           APRIL 30, 2000      OCTOBER 31,        APRIL 30, 2000       OCTOBER 31,
                                                             (UNAUDITED)          1999              (UNAUDITED)           1999
                                                           --------------   ----------------    ----------------   ----------------
NET ASSETS AT BEGINNING OF PERIOD .....................    $   17,219,295   $     13,209,908    $    335,140,215   $    281,389,294
                                                           --------------   ----------------    ----------------   ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
    Net investment income .............................           399,704            722,732          10,955,582         14,080,829
    Net realized gain (loss) on investments sold ......          (279,505)            24,495                  --                 --
    Net change in unrealized appreciation (depreciation)
       on investments and assets and liabilities ......           248,658         (1,093,220)                 --                 --
                                                           --------------   ----------------    ----------------   ----------------
    Net increase (decrease) in net assets from operations         368,857           (345,993)         10,955,582         14,080,829
                                                           --------------   ----------------    ----------------   ----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income:
       Class N ........................................          (437,630)          (711,409)        (10,955,582)      ( 14,080,829)
    Net realized gain on investments:
       Class N ........................................                --                 --                  --                 --
                                                           --------------   ----------------    ----------------   ----------------
       Total distributions ............................          (437,630)          (711,409)        (10,955,582)      ( 14,080,829)
                                                           --------------   ----------------    ----------------   ----------------
CAPITAL SHARE TRANSACTIONS:
    Net proceeds from sales of shares:
       Class N ........................................           889,618          7,470,973       1,017,988,086      1,295,225,039
    Issued to shareholders in reinvestment of distributions:
       Class N ........................................            86,242            126,534           1,733,139          1,813,603
    Cost of shares repurchased:
       Class N ........................................        (2,090,955)        (2,530,718)       (963,272,979)    (1,243,287,721)
                                                           --------------   ----------------    ----------------   ----------------
          Net increase (decrease) from capital
              share transactions ......................        (1,115,095)         5,066,789          56,448,246         53,750,921
                                                           --------------   ----------------    ----------------   ----------------
          Total increase (decrease) in net assets .....        (1,183,868)         4,009,387          56,448,246         53,750,921
                                                           --------------   ----------------    ----------------   ----------------
NET ASSETS AT END OF PERIOD (INCLUDING LINE A) ........    $   16,035,427   $     17,219,295    $    391,588,461   $    335,140,215
                                                           --------------   ----------------    ----------------   ----------------
    (A) Undistributed net investment income ...........    $           --   $         37,926    $             --   $             --
                                                           ==============   ================    ================   ================
OTHER INFORMATION:
SHARE TRANSACTIONS:
    Class N:
       Sold ...........................................            91,885            731,430       1,017,988,086      1,295,225,039
       Issued to shareholders in reinvestment
          of distributions ............................             8,863             12,464           1,733,139          1,813,603
       Repurchased ....................................          (215,420)          (249,136)       (963,272,979)    (1,243,287,721)
                                                           --------------   ----------------    ----------------   ----------------
          Net increase (decrease) in shares outstanding          (114,672)           494,758          56,448,246         53,750,921
                                                           ==============   ================    ================   ================

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS N            APRIL 30,  2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS N

                                          SIX MONTHS
                                             ENDED          YEAR            YEAR          YEAR          YEAR        PERIOD
                                           04/30/00         ENDED           ENDED         ENDED         ENDED        ENDED
                                          (UNAUDITED)     10/31/99        10/31/98      10/31/97      10/31/96    10/31/95(A)
                                         ------------  --------------   ------------   -----------   ----------   ----------
Net Asset Value, Beginning of Period...  $    33.15      $    26.49     $    22.68      $  17.08      $  13.16      $ 10.00
                                         ----------      ----------     ----------      --------      --------      -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .....       (0.04)          (0.04)         (0.05)        (0.05)           --         0.02
     Net realized and unrealized
        gain on investments ...........        1.81            7.64           4.07          5.79          3.93         3.16
                                         ----------      ----------     ----------      --------      --------      -------
        Total from investment
           operations .................        1.77            7.60           4.02          5.74          3.93         3.18
                                         ----------      ----------     ----------      --------      --------      -------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ......          --              --             --            --         (0.01)       (0.02)
     Distributions from net realized
        gain on investments ...........       (1.65)          (0.94)         (0.21)        (0.14)           --           --
                                         ----------      ----------     ----------      --------      --------      -------
        Total distributions ...........       (1.65)          (0.94)         (0.21)        (0.14)        (0.01)       (0.02)
                                         ----------      ----------     ----------      --------      --------      -------
Net increase in net asset value .......        0.12            6.66           3.81          5.60          3.92         3.16
                                         ----------      ----------     ----------      --------      --------      -------
Net Asset Value, End of Period ........  $    33.27      $    33.15     $    26.49      $  22.68      $  17.08      $ 13.16
                                         ==========      ==========     ==========      ========      ========      =======
TOTAL RETURN(1) .......................        5.27%          29.34%         17.90%        33.82%        29.91%       31.87%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) .......................  $1,617,882      $1,612,796     $1,004,356      $479,557      $166,243      $40,355
   Ratios of expenses to average
     net assets:
     Before reimbursement of
        expenses by Adviser(2) ........        1.02%           1.05%          1.12%         1.24%         1.32%        1.87%
     After reimbursement of
        expenses by Adviser(2) ........        1.02%           1.05%          1.12%         1.23%         1.28%        1.30%
   Ratios of net investment income
     (loss) to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .................       (0.20)%         (0.16)%        (0.22)%       (0.38)%       (0.10)%      (0.36)%
     After reimbursement of expenses
        by Adviser(2) .................       (0.20)%         (0.16)%        (0.22)%       (0.37)%       (0.06)%       0.20%
   Portfolio Turnover(1) ..............       29.62%          31.59%         29.81%        18.65%        26.36%       34.46%

---------------------
(1) Not Annualized.
(2) Annualized.
(a) Alleghany/Montag & Caldwell Growth Fund - Class N commenced investment operations on November 2, 1994.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS I             APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/MONTAG & CALDWELL GROWTH FUND - CLASS I

                                                            SIX MONTHS
                                                               ENDED           YEAR           YEAR           YEAR         PERIOD
                                                             04/30/00          ENDED          ENDED          ENDED         ENDED
                                                            (UNAUDITED)      10/31/99       10/31/98       10/31/97     10/31/96(A)
                                                           ------------    ------------    -----------   -----------    ---------
Net Asset Value, Beginning of Period.....................   $    33.46      $   26.65        $  22.75      $  17.08      $ 15.59
                                                            ----------      ---------        --------      --------      -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ..............................         0.01           0.04            0.01            --(b)      0.02
     Net realized and unrealized gain
        on investments ..................................         1.84           7.71            4.10          5.81         1.49
                                                            ----------      ---------        --------      --------      -------
        Total from investment operations ................         1.85           7.75            4.11          5.81         1.51
                                                            ----------      ---------        --------      --------      -------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
        investment income ...............................           --             --              --            --        (0.02)
     Distributions from net realized gain on investments         (1.65)         (0.94)          (0.21)        (0.14)          --
                                                            ----------      ---------        --------      --------      -------
        Total distributions .............................        (1.65)         (0.94)          (0.21)        (0.14)       (0.02)
                                                            ----------      ---------        --------      --------      -------
Net increase in net asset value .........................         0.20           6.81            3.90          5.67         1.49
                                                            ----------      ---------        --------      --------      -------
Net Asset Value, End of Period ..........................   $    33.66      $   33.46        $  26.65      $  22.75      $ 17.08
                                                            ==========      ==========       ========      ========      =======
TOTAL RETURN(1) .........................................         5.41%         29.78%          18.24%        34.26%        9.67%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) .................   $1,573,718      $1,369,673       $738,423      $268,861      $52,407
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) .....         0.74%          0.76%           0.85%         0.93%        0.98%
     After reimbursement of expenses by Adviser(2) ......         0.74%          0.76%           0.85%         0.93%        0.98%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) .....         0.08%          0.14%           0.05%        (0.07)%       0.17%
     After reimbursement of expenses by Adviser(2) ......         0.08%          0.14%           0.05%        (0.06)%       0.17%
   Portfolio Turnover(1) ................................        29.62%         31.59%          29.81%        18.65%       26.36%

---------------------
(1) Not Annualized.
(2) Annualized.
(a) Montag & Caldwell Growth Fund - Class I commenced investment operations on June 28, 1996.
(b) Represents less than $.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND                  APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST GROWTH & INCOME FUND

                                             SIX MONTHS
                                                ENDED         YEAR           YEAR           YEAR           YEAR           YEAR
                                              04/30/00        ENDED          ENDED          ENDED          ENDED          ENDED
                                             (UNAUDITED)    10/31/99       10/31/98       10/31/97       10/31/96       10/31/95
                                             ----------    -----------    ----------     ----------    -----------    -----------
Net Asset Value, Beginning of Period. .....   $  27.71      $  23.06       $  19.73       $  16.17       $  12.90       $  10.11
                                              --------      --------       --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .........      (0.02)        (0.06)         (0.02)          0.08           0.11           0.09
     Net realized and unrealized gain
        on investments ....................       3.53          6.14           4.73           3.91           3.34           2.79
                                              --------      --------       --------       --------       --------       --------
        Total from investment operations ..       3.51          6.08           4.71           3.99           3.45           2.88
                                              --------      --------       --------       --------       --------       --------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ..........         --            --          (0.01)         (0.09)         (0.11)         (0.09)
     Distributions from net realized
        gain on investments ...............      (2.00)        (1.43)         (1.37)         (0.34)         (0.07)            --
                                              --------      --------       --------       --------       --------       --------
        Total distributions ...............      (2.00)        (1.43)         (1.38)         (0.43)         (0.18)         (0.09)
                                              --------      --------       --------       --------       --------       --------
Net increase in net asset value ...........       1.51          4.65           3.33           3.56           3.27           2.79
                                              --------      --------       --------       --------       --------       --------
Net Asset Value, End of Period ............   $  29.22      $  27.71       $  23.06       $  19.73       $  16.17       $  12.90
                                              ========      ========       ========       ========       ========       ========
TOTAL RETURN(1) ...........................      13.26%        27.71%         25.43%         25.16%         26.98%         28.66%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...   $567,512      $490,189       $367,666       $274,608       $205,133       $172,296
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .....................       1.07%         1.06%          1.08%          1.12%          1.15%          1.50%
     After reimbursement of expenses
        by Adviser(2) .....................       1.07%         1.06%          1.08%          1.07%(3)       1.00%          1.09%(4)
   Ratios of net investment income
     (loss) to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .....................      (0.11)%       (0.25)%        (0.11)%         0.36%          0.62%          0.33%
     After reimbursement of expenses
        by Adviser(2) .....................      (0.11)%       (0.25)%        (0.11)%         0.41%          0.77%          0.74%
   Portfolio Turnover(1) ..................      13.28%        28.93%         34.21%         30.58%         25.48%          9.00%

----------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
(4) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.20% to 1.00% on September 21, 1995.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST TALON FUND                           APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST TALON FUND

                                             SIX MONTHS
                                                ENDED         YEAR           YEAR           YEAR          YEAR           YEAR
                                              04/30/00        ENDED          ENDED          ENDED         ENDED          ENDED
                                             (UNAUDITED)    10/31/99       10/31/98       10/31/97      10/31/96       10/31/95
                                             ---------      ---------      ---------      ---------      ---------      --------
Net Asset Value, Beginning of Period.......   $ 13.45        $ 13.16        $ 17.60        $ 14.39        $ 12.07       $ 10.25
                                              -------        -------        -------        -------        -------       -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .........     (0.05)         (0.05)          0.07           0.11           0.04          0.09
     Net realized and unrealized gain
        (loss) on investments .............      4.02           0.34          (1.59)          4.38           3.01          1.84
                                              -------        -------        -------        -------        -------       -------
        Total from investment operations ..      3.97           0.29          (1.52)          4.49           3.05          1.93
                                              -------        -------        -------        -------        -------       -------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ..........        --             --(a)       (0.09)         (0.09)         (0.03)        (0.11)
     Distributions from net realized
        gain on investments ...............     (0.15)            --          (2.83)         (1.19)         (0.70)           --
                                              -------        -------        -------        -------        -------       -------
        Total distributions ...............     (0.15)            --          (2.92)         (1.28)         (0.73)        (0.11)
                                              -------        -------        -------        -------        -------       -------
Net increase (decrease) in net asset value       3.82           0.29          (4.44)          3.21           2.32          1.82
                                              -------        -------        -------        -------        -------       -------
Net Asset Value, End of Period ............   $ 17.27        $ 13.45        $ 13.16        $ 17.60        $ 14.39       $ 12.07
                                              =======        =======        =======        =======        =======       =======
TOTAL RETURN(1) ...........................     29.61%          2.32%        (10.54)%        33.47%         26.51%        18.92%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...   $18,841        $17,586        $22,728        $28,460        $17,418       $10,538
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .....................      1.51%          1.50%          1.46%          1.67%          1.98%         3.04%
     After reimbursement of expenses
        by Adviser(2) .....................      1.30%          1.30%          1.30%          1.30%          1.30%         1.30%
   Ratios of net investment income
     (loss) to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .....................     (0.78)%        (0.50)%         0.30%          0.34%         (0.38)%       (0.97)%
     After reimbursement of expenses
        by Adviser(2) .....................     (0.57)%        (0.30)%         0.46%          0.71%          0.30%         0.77%
   Portfolio Turnover(1) ..................     54.75%        101.44%         78.33%        112.72%        126.83%       229.43%

-----------------
(1) Not Annualized.
(2) Annualized.
(a) Represents less than $.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND                  APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST SMALL CAP VALUE FUND

                                                       SIX MONTHS
                                                          ENDED       PERIOD
                                                        04/30/00       ENDED
                                                       (UNAUDITED)  10/31/99(A)
                                                        ---------    ---------
Net Asset Value, Beginning of Period. .................   $ 9.18      $ 10.00
                                                          ------      -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ............................     0.02         0.04
     Net realized and unrealized gain (loss)
        on investments ................................     0.92        (0.85)
                                                          ------      -------
        Total from investment operations ..............     0.94        (0.81)
                                                          ------      -------
   LESS DISTRIBUTIONS:
     Distributions from and in excess of net
        investment income .............................    (0.04)       (0.01)
     Distributions from net realized gain
        on invetments .................................       --           --
                                                          ------      -------
        Total distributions ...........................    (0.04)       (0.01)
                                                          ------      -------
Net increase (decrease) in net asset value ............     0.90        (0.82)
                                                          ------      -------
Net Asset Value, End of Period ........................  $ 10.08      $  9.18
                                                         =======      =======
TOTAL RETURN(1) .......................................    10.34%       (8.07)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...............  $48,340      $42,478
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ...     1.49%        1.55%
     After reimbursement of expenses by Adviser(2) ....     1.40%        1.40%
   Ratios of net investment income to
     average net assets:
     Before reimbursement of expenses by Adviser(2) ...     0.35%        0.36%
     After reimbursement of expenses by Adviser(2) ....     0.44%        0.51%
   Portfolio Turnover(1) ..............................   122.79%      156.55%

------------------
(1) Not Annualized.
(2) Annualized.
(a) Alleghany/Chicago Trust SmallCap Value Fund commenced investment operations on November 10, 1998.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND                      APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/VEREDUS AGGRESSIVE GROWTH FUND

                                                                                         SIX MONTHS
                                                                                            ENDED          YEAR         PERIOD
                                                                                          04/30/00         ENDED         ENDED
                                                                                         (UNAUDITED)     10/31/99      10/31/98(A)
                                                                                         ----------     ----------     ---------
Net Asset Value, Beginning of Period. .............................................       $  16.60        $  8.62        $ 10.00
                                                                                          --------        -------        -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income (loss) .................................................          (0.08)         (0.08)            --(b)
     Net realized and unrealized gain (loss) on investments .......................           9.24           8.06          (1.38)
                                                                                          --------        -------        -------
        Total from investment operations ..........................................           9.16           7.98          (1.38)
                                                                                          --------        -------        -------
   LESS DISTRIBUTIONS:
     Distributions from net realized gain on investments ..........................          (2.37)            --             --
                                                                                          --------        -------        -------
        Total distributions .......................................................          (2.37)            --             --
                                                                                          --------        -------        -------
Net increase (decrease) in net asset value ........................................           6.79           7.98          (1.38)
                                                                                          --------        -------        -------
Net Asset Value, End of Period ....................................................       $  23.39        $ 16.60        $  8.62
                                                                                          ========        =======        =======
TOTAL RETURN(1) ...................................................................          59.41%         92.92%        (13.80)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...........................................       $165,049        $57,282        $12,674
   Ratios of expenses to average net assets:
     Before reimbursement of expenses by Adviser(2) ...............................           1.45%          1.58%          1.54%
     After reimbursement of expenses by Adviser(2) ................................           1.40%          1.41%(3)       1.50%
   Ratios of net investment income (loss) to average net assets:
     Before reimbursement of expenses by Adviser(2) ...............................          (0.98)%        (1.05)%        (0.06)%
     After reimbursement of expenses by Adviser(2) ................................          (0.93)%        (0.88)%        (0.02)%
   Portfolio Turnover(1) ..........................................................         111.40%        204.26%        111.52%

-------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser fee, which affects the net expense ratio, changed from 1.50% to 1.00% on December 4, 1998.
(a) Alleghany/Veredus Aggressive Growth Fund commenced investment operations on June 30, 1998.
(b) Represents less than $0.01 per share.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS N   APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS N

                                           SIX MONTHS      SIX           TEN                                  EIGHT       ELEVEN
                                              ENDED       MONTHS       MONTHS        YEAR        YEAR        MONTHS       MONTHS
                                            04/30/00       ENDED        ENDED        ENDED       ENDED        ENDED        ENDED
                                           (UNAUDITED)   10/31/99     04/30/99     06/30/98    06/30/97     06/30/96    10/31/95(A)
                                           ----------   ---------    ---------    ---------    ---------    --------    ---------
Net Asset Value, Beginning of Period ...     $13.37       $12.70       $14.30       $13.05      $12.51       $11.73       $11.21
                                             ------       ------       ------       ------      ------       ------       ------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income (loss) ......      (0.01)        0.06        (0.02)        0.17        0.06         0.69         0.02
     Net realized and unrealized
        gain on investments ............       0.65         0.61         0.16         1.69        1.09         0.72         1.01
                                             ------       ------       ------       ------      ------       ------       ------
        Total from investment
           operations ..................       0.64         0.67         0.14         1.86        1.15         1.41         1.03
                                             ------       ------       ------       ------      ------       ------       ------
   LESS DISTRIBUTIONS:
     Distributions from and
        in excess of net
        investment income ..............      (0.08)          --           --        (0.03)         --        (0.42)       (0.08)
     Distributions from net
        realized gain on
        investments ....................      (1.13)          --        (1.74)       (0.58)      (0.61)       (0.21)       (0.43)
                                             ------       ------       ------       ------      ------       ------       ------
        Total distributions ............      (1.21)          --        (1.74)       (0.61)      (0.61)       (0.63)       (0.51)
                                             ------       ------       ------       ------      ------       ------       ------
Net increase (decrease)
   in net asset value ..................      (0.57)        0.67        (1.60)        1.25        0.54         0.78         0.52
                                             ------       ------       ------       ------      ------       ------       ------
Net Asset Value, End of Period .........     $12.80       $13.37       $12.70       $14.30      $13.05       $12.51       $11.73
                                             ======       ======       ======       ======      ======       ======       ======
TOTAL RETURN(1) ........................       4.54%        5.35%        1.05%       15.33%       9.77%       12.33%        9.61%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) ........................     $7,048       $7,516       $5,278(3)    $6,299      $2,302       $5,624       $  675
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) .........       1.40%        1.41%        1.41%        1.36%       1.38%        1.35%        1.34%
     After reimbursement of
        expenses by Adviser(2) .........       1.35%        1.35%        1.41%        1.36%       1.38%        1.35%        1.34%
   Ratios of net investment
     income (loss) to average
     net assets:
     Before reimbursement of
        expenses by Adviser(2) .........      (0.31)%       0.95%       (0.21)%       1.31%       0.52%        1.04%        0.50%
     After reimbursement of
        expenses by Adviser(2) .........      (0.26)%       1.01%       (0.21)%       1.31%       0.52%        1.04%        0.50%
   Portfolio Turnover(1) ...............      29.87%       28.91%       36.00%       60.00%      77.00%       60.00%       58.00%

-------------------
(1) Not Annualized.
(2) Annualized.
(3) Net assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.
(a) Alleghany/Blairlogie International Developed Fund - Class N commenced investment operations on November 30, 1994.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS I   APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE INTERNATIONAL DEVELOPED FUND - CLASS I

                                            SIX MONTHS     SIX           TEN                                    EIGHT      ELEVEN
                                               ENDED      MONTHS       MONTHS          YEAR         YEAR       MONTHS      MONTHS
                                             04/30/00      ENDED        ENDED          ENDED        ENDED       ENDED       ENDED
                                            (UNAUDITED)  10/31/99     04/30/99       06/30/98     06/30/97    06/30/96    10/31/95
                                            ----------  ---------   -----------     ----------   ---------    --------    ---------
Net Asset Value,
   Beginning of Period. ..................   $ 13.40     $ 12.70      $  14.32       $  13.12      $ 12.54     $ 11.74     $ 11.86
                                             -------     -------      --------       --------      -------     -------     -------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income (loss) ........        --        0.08            --           0.16         0.10        0.72        0.10
     Net realized and unrealized
        gain on investments ..............      0.65        0.62          0.17           1.73         1.09        0.72        0.30
                                             -------     -------      --------       --------      -------     -------     -------
        Total from investment
          operations .....................      0.65        0.70          0.17           1.89         1.19        1.44        0.40
                                             -------     -------      --------       --------      -------     -------     -------
   LESS DISTRIBUTIONS:
     Distributions from and
        in excess of net
        investment income ................     (0.10)         --         (0.05)         (0.11)          --       (0.43)      (0.09)
     Distributions from net
        realized gain on
        investments ......................     (1.13)         --         (1.74)         (0.58)       (0.61)      (0.21)      (0.43)
                                             -------     -------      --------       --------      -------     -------     -------
        Total distributions ..............     (1.23)         --         (1.79)         (0.69)       (0.61)      (0.64)      (0.52)
                                             -------     -------      --------       --------      -------     -------     -------
Net increase (decrease)
   in net asset value ....................     (0.58)       0.70         (1.62)          1.20         0.58        0.80       (0.12)
                                             -------     -------      --------       --------      -------     -------     -------
Net Asset Value, End of Period ...........   $ 12.82     $ 13.40      $  12.70       $  14.32      $ 13.12     $ 12.54     $ 11.74
                                             =======     =======      ========       ========      =======     =======     =======
TOTAL RETURN(1) ..........................      4.67%       5.51%         1.31%         15.69%       10.07%      12.54%       3.83%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) ..........................   $58,931     $97,067      $101,084       $122,126      $94,044     $70,207     $63,607
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) ...........      1.15%       1.16%         1.16%          1.11%        1.13%       1.10%       1.10%
     After reimbursement of
        expenses by Adviser(2) ...........      1.10%       1.10%         1.16%          1.11%        1.13%       1.10%       1.10%
   Ratios of net investment
     income (loss) to average net assets:
     Before reimbursement of
        expenses by Adviser(2) ...........     (0.06)%      1.20%         0.04%          1.20%        0.85%       0.81%       1.10%
     After reimbursement of
        expenses by Adviser(2) ...........     (0.01)%      1.26%         0.04%          1.20%        0.85%       0.81%       1.10%
   Portfolio Turnover(1) .................     29.87%      28.91%        36.00%         60.00%       77.00%      60.00%      63.00%

-------------------
(1) Not Annualized.
(2) Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS N          APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS N

                                           SIX MONTHS      SIX           TEN                                  EIGHT
                                              ENDED       MONTHS       MONTHS        YEAR        YEAR        MONTHS        YEAR
                                            04/30/00       ENDED        ENDED        ENDED       ENDED        ENDED        ENDED
                                           (UNAUDITED)   10/31/99     04/30/99     06/30/98    06/30/97     06/30/96     10/31/95
                                           ----------   ---------    ---------    ---------    ---------    --------    ---------
Net Asset Value,
   Beginning of Period .................     $10.75       $10.42       $10.14       $13.95      $12.63       $11.24       $ 16.95
                                             ------       ------       ------       ------      ------       ------       -------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income .............       0.02         0.05         0.05         0.09          --         0.02            --
     Net realized and unrealized
        gain(loss) on investments ......       1.76         0.28         0.23        (3.90)       1.32         1.40         (4.95)
                                             ------       ------       ------       ------      ------       ------       -------
        Total from investment
           operations ..................       1.78         0.33         0.28        (3.81)       1.32         1.42         (4.95)
                                             ------       ------       ------       ------      ------       ------       -------
   LESS DISTRIBUTIONS:
     Distributions from and
        in excess of net
        investment income ..............      (0.02)          --           --           --          --        (0.03)        (0.05)
     Distributions from net
        realized gain on
        investments ....................         --           --           --           --          --           --         (0.71)
                                             ------       ------       ------       ------      ------       ------       -------
        Total distributions ............      (0.02)          --           --           --          --        (0.03)        (0.76)
                                             ------       ------       ------       ------      ------       ------       -------
Net increase (decrease)
   in net asset value ..................       1.76         0.33         0.28        (3.81)       1.32         1.39         (5.71)
                                             ------       ------       ------       ------      ------       ------       -------
Net Asset Value, End of Period .........     $12.51       $10.75       $10.42       $10.14      $13.95       $12.63       $ 11.24
                                             ======       ======       ======       ======      ======       ======       =======
TOTAL RETURN(1) ........................      16.51%        3.26%        2.76%      (27.31)%     10.45%       12.70%       (27.96)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) ........................     $2,257       $1,729       $  961(3)    $1,339      $  117       $  368       $   830
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) .........       1.97%        2.07%        1.68%        1.65%       1.69%        1.61%         1.62%
     After reimbursement of
        expenses by Adviser(2) .........       1.60%        1.60%        1.68%        1.65%       1.69%        1.61%         1.62%
   Ratios of net investment
     income (loss) to average
     net assets:
     Before reimbursement of
        expenses by Adviser(2) .........      (0.11)%       0.41%        0.69%        0.81%       0.02%        0.18%         0.02%
     After reimbursement of
        expenses by Adviser(2) .........       0.26%        0.88%        0.69%        0.81%       0.02%        0.18%         0.02%
   Portfolio Turnover(1) ...............      17.99%       46.93%       38.00%       52.00%      74.00%       74.00%       118.00%

-------------------
(1) Not Annualized.
(2) Annualized.
(3) Net assets at end of period do not reflect Class A, B, or C net assets prior to April 30, 1999.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS I          APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/BLAIRLOGIE EMERGING MARKETS FUND - CLASS I

                                            SIX MONTHS      SIX           TEN                                  EIGHT
                                               ENDED       MONTHS       MONTHS        YEAR         YEAR       MONTHS       YEAR
                                             04/30/00       ENDED        ENDED        ENDED        ENDED       ENDED       ENDED
                                            (UNAUDITED)   10/31/99     04/30/99     06/30/98     06/30/97    06/30/96    10/31/95
                                            ---------    ---------   -----------   ----------   ---------    --------    ---------
Net Asset Value,
   Beginning of Period. ..................   $ 10.79       $ 10.43      $ 10.18     $ 13.96      $ 12.66      $ 11.27     $ 16.53
                                             -------       -------      -------     -------      -------      -------     -------
   INCOME FROM
     INVESTMENT OPERATIONS:
     Net investment income ...............      0.04          0.06         0.06        0.06         0.06         0.03        0.07
     Net realized and unrealized
        gain(loss) .......................      1.75          0.30         0.23       (3.84)        1.30         1.40       (4.55)
                                             -------       -------      -------     -------      -------      -------     -------
        Total from investment
           operations ....................      1.79          0.36         0.29       (3.78)        1.36         1.43       (4.48)
                                             -------       -------      -------     -------      -------      -------     -------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income .........     (0.04)           --        (0.03)         --        (0.06)       (0.04)      (0.06)
     Distributions from net realized
        gain on investments ..............        --            --           --          --           --           --       (0.72)
     Return of capital distributions .....        --            --        (0.01)         --           --           --          --
                                             -------       -------      -------     -------      -------      -------     -------
        Total distributions ..............     (0.04)           --        (0.04)         --        (0.06)       (0.04)      (0.78)
                                             -------       -------      -------     -------      -------      -------     -------
Net increase (decrease)
   in net asset value ....................      1.75          0.36         0.25       (3.78)        1.30         1.39       (5.26)
                                             -------       -------      -------     -------      -------      -------     -------
Net Asset Value, End of Period ...........   $ 12.54       $ 10.79      $ 10.43     $ 10.18      $ 13.96      $ 12.66     $ 11.27
                                             =======       =======      =======     =======      =======      =======     =======
TOTAL RETURN(1) ..........................     16.55%         3.45%        2.98%     (27.08)%      10.85%       12.70%     (27.70)%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) ..........................   $15,155       $16,579      $18,043     $24,251      $52,703      $80,545     $73,539
   Ratios of expenses to
     average net assets:
     Before reimbursement of
        expenses by Adviser(2) ...........      1.72%         1.82%        1.43%       1.39%        1.45%        1.35%       1.35%
     After reimbursement of
        expenses by Adviser(2) ...........      1.35%         1.35%        1.43%       1.39%        1.45%        1.35%       1.35%
   Ratios of net investment
     income to average net assets:
     Before reimbursement of
        expenses by Adviser(2) ...........      0.14%         0.66%        0.94%       0.52%        0.45%        0.84%       0.57%
     After reimbursement of
        expenses by Adviser(2) ...........      0.51%         1.13%        0.94%       0.52%        0.45%        0.84%       0.57%
   Portfolio Turnover(1) .................     17.99%        46.93%       38.00%      52.00%       74.00%       74.00%     118.00%

---------------------
(1) Not Annualized.
(2) Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/MONTAG & CALDWELL BALANCED FUND                     APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/MONTAG & CALDWELL BALANCED FUND

                                                                      CLASS N                                       CLASS I
                                         ----------------------------------------------------------------   -----------------------
                                         SIX MONTHS                                                          SIX MONTHS
                                            ENDED      YEAR        YEAR      YEAR       YEAR      PERIOD       ENDED       PERIOD
                                          04/30/00     ENDED       ENDED     ENDED      ENDED      ENDED     04/30/00       ENDED
                                         (UNAUDITED) 10/31/99    10/31/98  10/31/97   10/31/96  10/31/95(A) (UNAUDITED)  10/31/99(B)
                                         ---------  ----------  ---------- ---------  ---------  --------   ----------   ----------
Net Asset Value, Beginning of Period ..   $  19.41   $  17.60    $  16.01   $ 14.29    $ 12.12    $ 10.00     $ 19.42     $ 18.36
                                          --------   --------    --------   -------    -------    -------     -------     -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ............       0.17       0.29        0.27      0.25       0.27       0.26        0.18        0.25
     Net realized and unrealized gain
        on investments ................       0.64       2.73        1.97      2.93       2.17       2.09        0.67        1.03
                                          --------   --------    --------   -------    -------    -------     -------     -------
        Total from investment
           operations .................       0.81       3.02        2.24      3.18       2.44       2.35        0.85        1.28
                                          --------   --------    --------   -------    -------    -------     -------     -------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ......      (0.16)     (0.27)      (0.27)    (0.25)     (0.27)     (0.23)      (0.19)      (0.22)
     Distributions from net realized
        gain on investments ...........      (0.88)     (0.94)      (0.38)    (1.21)        --         --       (0.88)         --
                                          --------   --------    --------   -------    -------    -------     -------     -------
        Total distributions ...........      (1.04)     (1.21)      (0.65)    (1.46)     (0.27)     (0.23)      (1.07)      (0.22)
                                          --------   --------    --------   -------    -------    -------     -------     -------
Net increase (decrease)in
   net asset value ....................      (0.23)      1.81        1.59      1.72       2.17       2.12       (0.22)       1.06
                                          --------   --------    --------   -------    -------    -------     -------     -------
Net Asset Value, End of Period ........   $  19.18   $  19.41    $  17.60   $ 16.01    $ 14.29    $ 12.12    $  19.20     $ 19.42
                                          ========   ========    ========   =======    =======    =======    ========     =======
TOTAL RETURN(1) .......................       4.14%     17.83%      14.46%    24.26%     20.37%     23.75%       4.27%       6.98%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period
     (in 000's) .......................   $167,747   $160,286    $158,398   $82,719    $31,473    $21,908    $185,810     $90,906
   Ratios of expenses to average
     net assets:
     Before reimbursement of expenses
        by Adviser(2) .................       1.14%      1.14%       1.18%     1.33%      1.58%      2.50%       0.88%       0.91%
     After reimbursement of expenses
        by Adviser(2) .................       1.14%      1.14%       1.18%     1.25%      1.25%      1.25%       0.88%       0.91%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .................       1.83%      1.54%       1.67%     1.70%      1.83%      1.38%       2.09%       1.77%
     After reimbursement of expenses
        by Adviser(2) .................       1.83%      1.54%       1.67%     1.78%      2.16%      2.63%       2.09%       1.77%
   Portfolio Turnover(1) ..............      27.16%     34.79%      59.02%    28.13%     43.58%     27.33%      27.16%      34.79%

-------------------
(1) Not Annualized.
(2) Annualized.
(a) Alleghany/Montag & Caldwell Balanced Fund -- Class N commenced investment operations on November 2, 1994.
(b) Montag & Caldwell Balanced Fund -- Class I commenced investment operations on December 31, 1998.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST BALANCED FUND                         APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST BALANCED FUND

                                            SIX MONTHS
                                               ENDED           YEAR          YEAR           YEAR           YEAR      PERIOD
                                             04/30/00          ENDED         ENDED          ENDED          ENDED      ENDED
                                            (UNAUDITED)      10/31/99      10/31/98       10/31/97       10/31/96   10/31/95(A)
                                            ----------     -----------    ----------    -----------    -----------  ---------
Net Asset Value, Beginning of Period ......   $  13.04      $  12.03       $  11.06       $   9.60       $   8.43   $   8.34
                                              --------      --------       --------       --------       --------   --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................       0.15          0.27           0.27           0.28           0.27       0.03
     Net realized and unrealized gain
        on investments ....................       0.91          1.71           1.65           1.60           1.16       0.06
                                              --------      --------       --------       --------       --------   --------
        Total from investment operations ..       1.06          1.98           1.92           1.88           1.43       0.09
                                              --------      --------       --------       --------       --------   --------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ..........      (0.15)        (0.26)         (0.27)         (0.28)         (0.26)        --
     Distributions from net realized
        gain on investments ...............      (0.37)        (0.71)         (0.68)         (0.14)            --         --
                                              --------      --------       --------       --------       --------   --------
        Total distributions ...............      (0.52)        (0.97)         (0.95)         (0.42)         (0.26)        --
                                              --------      --------       --------       --------       --------   --------
Net increase in net asset value ...........       0.54          1.01           0.97           1.46           1.17       0.09
                                              --------      --------       --------       --------       --------   --------
Net Asset Value, End of Period ............   $  13.58      $  13.04       $  12.03       $  11.06       $   9.60   $   8.43
                                              ========      ========       ========       ========       ========   ========
TOTAL RETURN(1) ...........................       8.41%        17.26%         18.50%         20.10%         17.21%      1.08%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...   $311,458      $294,426       $219,362       $187,993       $156,703   $152,820
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .....................       1.05%         1.06%          1.08%          1.13%          1.17%      1.19%
     After reimbursement of expenses
        by Adviser(2) .....................       1.05%         1.06%          1.08%          1.07%(3)       1.00%      1.00%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .....................       2.25%         2.13%          2.30%          2.70%          2.79%      2.56%
     After reimbursement of expenses
        by Adviser(2) .....................       2.25%         2.13%          2.30%          2.76%          2.96%      2.73%
   Portfolio Turnover(1) ..................      17.91%        25.05%         40.28%         34.69%         34.29%      0.72%

-------------------
(1) Not Annualized.
(2) Annualized.
(3) The Adviser's expense reimbursement level, which affects the net expense ratio, changed from 1.00% to 1.10% on February 28, 1997.
(a) Alleghany/Chicago Trust Balanced Fund (formerly the Chicago Trust Asset Allocation Fund)-Class N commenced investment operations on September 21, 1995.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST BOND FUND                             APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST BOND FUND

                                            SIX MONTHS
                                               ENDED           YEAR           YEAR            YEAR          YEAR          YEAR
                                             04/30/00          ENDED          ENDED           ENDED         ENDED         ENDED
                                            (UNAUDITED)      10/31/99       10/31/98        10/31/97      10/31/96      10/31/95
                                            ----------     -----------    -----------     -----------    ----------     --------
Net Asset Value, Beginning of Period ......   $   9.71       $   10.27      $  10.13        $   9.89       $  9.94      $  9.21
                                              --------       ---------      --------        --------       -------      -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................       0.32            0.61          0.60            0.61          0.60         0.60
     Net realized and unrealized gain
        (loss) on investments .............      (0.13)          (0.51)         0.15            0.23         (0.05)        0.73
                                              --------       ---------      --------        --------       -------      -------
        Total from investment operations ..       0.19            0.10          0.75            0.84          0.55         1.33
                                              --------       ---------      --------        --------       -------      -------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ..........      (0.32)          (0.61)        (0.61)          (0.60)        (0.60)       (0.60)
     Distributions from net realized
        gain on investments ...............         --           (0.05)           --              --            --           --
                                              --------       ---------      --------        --------       -------      -------
        Total distributions ...............      (0.32)          (0.66)        (0.61)          (0.60)        (0.60)       (0.60)
                                              --------       ---------      --------        --------       -------      -------
Net increase (decrease) in net asset value       (0.13)          (0.56)         0.14            0.24         (0.05)        0.73
                                              --------       ---------      --------        --------       -------      -------
Net Asset Value, End of Period ............   $   9.58       $    9.71      $  10.27        $  10.13       $  9.89      $  9.94
                                              ========       =========      ========        ========       =======      =======
TOTAL RETURN(1) ...........................       1.83%           1.02%         7.66%           8.84%         5.76%       14.89%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...   $140,288       $ 133,408      $160,561        $120,532       $79,211      $70,490
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .....................       0.94%           0.93%         0.96%           1.02%         1.10%        1.54%
     After reimbursement of expenses
        by Adviser(2) .....................       0.78%           0.80%         0.80%           0.80%         0.80%        0.80%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .....................       6.42%           5.91%         5.79%           6.02%         5.89%        5.78%
     After reimbursement of expenses
        by Adviser(2) .....................       6.58%           6.04%         5.95%           6.24%         6.19%        6.52%
   Portfolio Turnover(1) ..................      30.30%          49.83%        45.29%          17.76%        41.75%       68.24%

-------------------
(1) Not Annualized.
(2) Annualized.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND                   APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST MUNICIPAL BOND FUND

                                             SIX MONTHS
                                                ENDED          YEAR           YEAR           YEAR           YEAR          YEAR
                                              04/30/00         ENDED          ENDED          ENDED          ENDED         ENDED
                                             (UNAUDITED)     10/31/99       10/31/98       10/31/97       10/31/96      10/31/95
                                             ----------      ---------      ---------      ---------      ---------     ---------
Net Asset Value, Beginning of Period .......   $  9.73       $ 10.36        $ 10.19        $ 10.06        $ 10.08        $  9.56
                                               -------       -------        -------        -------        -------        -------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income .................      0.24          0.46           0.44           0.38           0.38           0.35
     Net realized and unrealized gain
        (loss) on investments ..............     (0.02)        (0.63)          0.17           0.12          (0.02)          0.52
                                               -------       -------        -------        -------        -------        -------
        Total from investment operations ...      0.22         (0.17)          0.61           0.50           0.36           0.87
                                               -------       -------        -------        -------        -------        -------
   LESS DISTRIBUTIONS:
     Distributions from and in excess
        of net investment income ...........     (0.26)        (0.46)         (0.44)         (0.37)         (0.38)         (0.35)
                                               -------       -------        -------        -------        -------        -------
        Total distributions ................     (0.26)        (0.46)         (0.44)         (0.37)         (0.38)         (0.35)
                                               -------       -------        -------        -------        -------        -------
Net increase (decrease) in net asset value .     (0.04)        (0.63)          0.17           0.13          (0.02)          0.52
                                               -------       -------        -------        -------        -------        -------
Net Asset Value, End of Period .............   $  9.69       $  9.73        $ 10.36        $ 10.19        $ 10.06        $ 10.08
                                               =======       =======        =======        =======        =======        =======
TOTAL RETURN(1) ............................      2.23%        (1.77)%         6.17%          5.13%          3.59%          9.29%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ....   $16,035       $17,219        $13,210        $12,379        $11,186        $11,679
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser(2) ......................      1.16%         1.20%          1.41%          1.64%          1.53%          2.16%
     After reimbursement of expenses
        by Adviser(2) ......................      0.10%         0.10%          0.35%(3)       0.90%          0.90%          0.90%
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
        by Adviser(2) ......................      3.74%         3.45%          3.22%          3.00%          3.11%          2.37%
     After reimbursement of expenses
        by Adviser(2) ......................      4.80%         4.55%          4.28%          3.74%          3.74%          3.63%
   Portfolio Turnover(1) ...................     44.13%        22.83%         34.33%         16.19%         27.47%         42.81%

-------------------
(1) Not Annualized.
(2) Annualized.
(3) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 0.90% to 0.10% on February 27, 1998.


SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
    ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND                     APRIL 30, 2000

    FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

ALLEGHANY/CHICAGO TRUST MONEY MARKET FUND

                                             SIX MONTHS
                                                ENDED           YEAR          YEAR           YEAR           YEAR           YEAR
                                              04/30/00          ENDED         ENDED          ENDED          ENDED          ENDED
                                             (UNAUDITED)      10/31/99      10/31/98       10/31/97       10/31/96       10/31/95
                                             ----------       ----------   -----------    -----------    -----------    ----------
Net Asset Value, Beginning of Period ......   $   1.00        $   1.00      $   1.00       $   1.00       $   1.00       $   1.00
                                              --------        --------      --------       --------       --------       --------
   INCOME FROM INVESTMENT OPERATIONS:
     Net investment income ................       0.03            0.05          0.05           0.05           0.05           0.03
                                              --------        --------      --------       --------       --------       --------
     Less distributions from
        net investment income .............      (0.03)          (0.05)        (0.05)         (0.05)         (0.05)         (0.03)
                                              --------        --------      --------       --------       --------       --------
Net Asset Value, End of Period ............   $   1.00        $   1.00      $   1.00       $   1.00       $   1.00       $   1.00
                                              ========        ========      ========       ========       ========       ========
TOTAL RETURN(1) ...........................       2.71%           4.76%         5.24%          5.15%          5.14%          5.56%
RATIOS/SUPPLEMENTAL DATA:
   Net Assets, End of Period (in 000's) ...   $391,588        $335,140      $281,389       $238,551       $225,536       $206,075
   Ratios of expenses to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .....................       0.50%           0.51%         0.52%          0.56%          0.59%         0.63%
     After reimbursement of expenses
        by Adviser(2) .....................       0.50%           0.51%         0.51%(4)       0.50%          0.50%         0.43%(3)
   Ratios of net investment income
     to average net assets:
     Before reimbursement of expenses
        by Adviser(2) .....................       5.37%           4.63%         5.13%          5.00%          4.93%         5.24%
     After reimbursement of expenses
        by Adviser(2) .....................       5.37%           4.63%         5.14%          5.06%          5.02%         5.44%

-------------------
(1) Not Annualized.
(2) Annualized.
(3) The Advisor's expense reimbursement level, which affects the net expense ratio, changed from 0.40% to 0.50% on July 12, 1995.
(4) As of February 27, 1998, the Adviser no longer waived fees or reimbursed expenses.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.

    ALLEGHANY FUNDS
-------------------
                                                                  APRIL 30, 2000

    NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE (A)  SIGNIFICANT  ACCOUNTING  POLICIES:  Alleghany  Funds  (the  "Company")
operates as a series company; twelve series are covered by these financial statements: Alleghany/Montag & Caldwell Growth Fund (the "Growth Fund"), Alleghany/Chicago Trust Growth & Income Fund (the "Growth & Income Fund"), Alleghany/Chicago Trust Talon Fund (the "Talon Fund"), Alleghany/Chicago Trust Small Cap Value Fund (the "Small Cap Value Fund"), Alleghany/Veredus Aggressive Growth Fund (the "Aggressive Growth Fund"), Alleghany/Blairlogie International Developed Fund (the "International Developed Fund"), Alleghany/Blairlogie Emerging Markets Fund (the "Emerging Markets Fund"), Alleghany/Montag & Caldwell Balanced Fund (the "M&C Balanced Fund"), Alleghany/Chicago Trust Balanced Fund (the "CT Balanced Fund"), Alleghany/Chicago Trust Bond Fund (the "Bond Fund"), Alleghany/Chicago Trust Municipal Bond Fund (the "Municipal Bond Fund") and
Alleghany/Chicago Trust Money Market Fund (the "Money Market Fund") (each a "Fund" and collectively, the "Funds"). The Company is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "Act") and was organized as a Delaware business trust on September 10, 1993.

After the close of business on April 30, 1999, pursuant to an agreement and plan of reorganization in a tax-free business combination, the assets and liabilities of PIMCO Emerging Markets Fund and PIMCO International Developed Fund (the "Acquired Funds") were transferred to the newly formed series of the Company, Alleghany/Blairlogie Emerging Markets Fund and Alleghany/Blairlogie International Developed Fund (the "Acquiring Funds"), in exchange for shares of the Acquiring Funds. Holders of the Institutional class of shares of the Acquired Funds received Class I Shares of the corresponding Acquiring Fund and holders of the Administrative Class of the Acquired Fund received Class N Shares of the corresponding Acquiring Fund. In addition, at the date of transfer for Alleghany/Blairlogie Emerging Markets Fund, 39,668 Class A Shares, 21,554 Class B Shares and 31,837 Class C Shares converted to 39,559, 21,149 and 31,255 Class N Shares of the Acquiring Fund at conversion rates of 0.99724, 0.98121 and 0.98170, respectively. At the date of transfer for Alleghany/Blairlogie International Developed Fund 75,505 Class A Shares, 122,227 Class B Shares and 221,270 Class C Shares converted to 75,200, 119,741 and 216,942 Class N Shares of the Acquiring Fund at conversion rates of 0.99597, 0.97966, 0.98044, respectively. Prior year share information has been restated to reflect the share conversions at April 30, 1999.

The Growth Fund seeks long-term capital appreciation consistent with investments primarily in a combination of equity and convertible securities. Capital appreciation is emphasized, and generation of income is secondary. Montag & Caldwell, Inc. ("Montag & Caldwell") is the Adviser for the Fund, which commenced investment operations on November 2, 1994. Effective June 28, 1996, the Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The Growth & Income Fund seeks long-term total return through a combination of capital appreciation and current income. In seeking to achieve its investment objective, the Fund invests primarily in common stocks, preferred stocks and convertible securities. The Chicago Trust Company ("Chicago Trust") is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

The Talon Fund seeks long-term total return through capital appreciation. The Fund invests primarily in stocks of companies believed by Talon Asset Management, Inc. ("Talon") to have prospects for long-term growth. The Fund, which commenced investment operations on September 19, 1994, may also invest in preferred stock and debt securities, including those which may be convertible into common stock. Chicago Trust is the Adviser for the Fund and Talon is the Sub-Adviser.

The Small Cap Value Fund seeks long-term total return by investing primarily in common stocks of small U.S. companies and/or real estate investment trusts (REITs). Chicago Trust is the Adviser for the Fund, which commenced investment operations on November 10, 1998.

The Aggressive Growth Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with accelerating earnings. Veredus Asset Management LLC is the Adviser for the Fund, which commenced investment operations on June 30, 1998.

The International Developed Fund seeks long-term growth of capital through investment primarily in a diversified portfolio of international equity securities. Blairlogie Capital Management ("Blairlogie") is the Adviser for the Fund, which commenced investment operations on June 8, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The Emerging Markets Fund seeks long-term growth of capital with investments primarily in common stocks of companies located in emerging market countries. Blairlogie is the Adviser for the Fund, which commenced investment operations on June 1, 1993. The Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The M&C Balanced Fund seeks long-term total return through investment primarily in a combination of equity, fixed income and short-term securities. The allocation between asset classes may vary in accordance with the expected rates of return of each

    ALLEGHANY FUNDS
-------------------
                                                                  APRIL 30, 2000

    NOTES TO FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

asset class; however, primary emphasis is placed upon selection of particular investments as opposed to allocation of assets. Montag & Caldwell is the Adviser for the Fund, which commenced investment operations on November 2, 1994. Effective December 31, 1998, the Fund offers two classes of shares: Class I (Institutional) Shares and Class N (Retail) Shares.

The CT Balanced Fund seeks growth of capital with current income. The Fund seeks to achieve this objective by holding a combination of equity and fixed income securities, including common stocks (both dividend and non-dividend paying), preferred stocks, convertible preferred stocks, fixed income securities, including bonds and bonds convertible into common stocks, and short-term interest-bearing obligations. Chicago Trust is the Adviser for the Fund, which commenced investment operations on September 21, 1995.

The Bond Fund seeks high current income consistent with prudent risk of capital. The Fund primarily invests in a broad range of bonds and other fixed income securities (bonds and debentures) with an average weighted portfolio maturity between three and ten years. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

The Municipal Bond Fund seeks a high level of current interest income exempt from federal income taxes consistent with the conservation of capital. The Fund seeks to achieve its objective by investing substantially all of its assets in a diversified portfolio of municipal debt obligations. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 13, 1993.

The Money Market Fund seeks to provide as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund seeks to achieve its objective by investing in short-term, high quality, U.S. dollar-denominated money market instruments. Chicago Trust is the Adviser for the Fund, which commenced investment operations on December 14, 1993.

The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

(1) SECURITY VALUATION: For the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the CT Balanced Fund, equity securities and index options traded on a national exchange and over-the-counter securities listed on the NASDAQ National Market System are valued at the last reported sales price at the close of the respective exchange. Securities for which there have been no sales on the valuation date are valued at the mean of the last reported bid and asked prices on their principal exchange. Over-the-counter securities not listed on the NASDAQ National Market System are valued at the mean of the current bid and asked prices. For the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund, fixed income securities, except short-term investments, are valued on the basis of prices provided by a pricing service when such prices are believed by the Adviser to reflect the fair market value of such securities in accordance with guidelines adopted. When fair market value quotations are not readily available, securities and other assets are valued at fair value by or under the direction of the Board of Trustees. For all Funds, short-term investments, that is, those with a remaining maturity of 60 days or less, are valued at amortized cost, which approximates market value. Foreign securities are converted to United States dollars using exchange rates at the close of the New York Stock Exchange. For the Money Market Fund, all securities are valued at amortized cost, which approximates market value. Under the amortized cost method, discounts and premiums are accreted and amortized ratably to maturity and are included in interest income.

(2) REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements with financial institutions deemed to be creditworthy by the Fund's Adviser, subject to the seller's agreement to repurchase and the Fund's agreement to resell such securities at a mutually agreed upon price. Securities purchased subject to repurchase agreements are deposited with the Fund's custodian and, pursuant to the terms of the repurchase agreement, must have an aggregate market value greater than or equal to the repurchase price plus accrued interest at all times. If the value of the underlying securities falls below the value of the repurchase price plus accrued interest, the Fund will require the seller to deposit additional collateral by the next business day. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Fund has the right to sell the underlying securities at market value and may claim any resulting loss against the seller.

(3) DERIVATIVE FINANCIAL INSTRUMENTS: The Growth Fund, the Growth & Income Fund, the Talon Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund are authorized to utilize derivative financial instruments. A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index. A Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio and to manage the

    ALLEGHANY FUNDS
-------------------
                                                                  APRIL 30, 2000

    NOTES TO FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

portfolio's effective yield, maturity and duration. All of a Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation on investments. Upon disposition, a realized gain or loss is recognized accordingly, except for exercised option contracts where the recognition of gain or loss is postponed until the disposal of the security underlying the option contract. Summarized in (4) and (5) below are specific derivative instruments used by the Funds listed above.

(4) FUTURES AND OPTIONS: A Fund may use futures contracts to manage its exposure to the markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts and options are an imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and options, the possibility of an illiquid market and the inability of the counterparty to meet the terms of the contract. Futures contracts and purchased options are valued based upon their quoted daily settlement prices. The premium received for a written option is recorded as an asset with an equal liability which is marked to market based on the option's quoted daily settlement price. Fluctuations in the value of such instruments are recorded as unrealized appreciation (depreciation) until terminated, at which time realized gains and losses are recognized.

(5) FORWARD CURRENCY TRANSACTIONS: Forward foreign exchange contracts are used to hedge against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. A Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

(6) MORTGAGE-BACKED SECURITIES: The Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT
Balanced Fund, the Bond Fund and the Municipal Bond Fund may invest in mortgage-backed securities (MBS), representing interests in pools of mortgage loans. These securities provide shareholders with payments consisting of both principal and interest as the mortgages in the underlying mortgage pools are paid. Most of the securities are guaranteed by federally sponsored agencies such as Government National Mortgage Association (GNMA), Federal National Mortgage Association (FNMA) or Federal Home Loan Mortgage Corporation (FHLMC). However, some securities may be issued by private, non-government corporations. MBS issued by private agencies are not government securities and are not directly guaranteed by any government agency. They are secured by the underlying collateral of the private issuer. Yields on privately issued MBS tend to be higher than those of government backed issues. However, risk of loss due to default and sensitivity to interest rate fluctuations are also higher.

The  Growth &  Income  Fund,  the  Aggressive  Growth  Fund,  the  International
Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund may also invest in collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). A CMO is a bond which is collateralized by a pool of MBS, and a REMIC is similar in form to a CMO. These MBS pools are divided into classes with each class having its own characteristics. The different classes are retired in sequence as the underlying mortgages are repaid. A planned amortization class (PAC) is a specific class of mortgages, which over its life will generally have the most stable cash flows and the lowest prepayment risk. Prepayment may shorten the stated maturity of the CMO and can result in a loss of premium, if any has been paid.

The CT Balanced Fund and the Bond Fund may utilize interest only (IO) securities to increase the diversification of the portfolio and manage risk. An IO security is a class of MBS representing ownership in the cash flows of the interest payments made from a specified pool of MBS. The cash flow on this instrument decreases as the mortgage principal balance is repaid by the borrower.

(7) INVESTMENT INCOME AND SECURITIES TRANSACTIONS: Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income is accrued daily. Securities transactions are accounted for on the date securities are purchased or sold. The cost of securities sold is determined using the first-in, first-out method.

(8) FOREIGN CURRENCY: Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Fluctuations in the value of these assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses). Realized gains (losses) and unrealized appreciation (depreciation) on investment securities and income and expenses are translated on the respective dates of such transactions. The effect of changes in foreign currency exchange rates on investments in securities are not segregated in the statement of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investment securities.

    ALLEGHANY FUNDS
-------------------
                                                                  APRIL 30, 2000

    NOTES TO FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

(9) FEDERAL INCOME TAXES: The Funds have elected to be treated as "regulated investment companies" under Subchapter M of the Internal Revenue Code and to distribute substantially all of their respective net taxable income. Accordingly, no provisions for federal income taxes have been made in the accompanying financial statements. The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of the loss and offset such losses against any future realized capital gains. At October 31, 1999, the losses amounted to $1,272,314 for the Small Cap Value Fund, which will expire October 31, 2007, $791,465 for the Aggressive Growth Fund, which will expire October 31, 2006, $17,153,823 for the Emerging Markets Fund, which will expire between October 31, 2002 and October 31, 2006, $384,988 for the Bond Fund, which will expire October 31, 2007, and $10,230 for the Municipal Bond Fund, which will expire October 31, 2003.

Net realized gains or losses may differ for financial and tax reporting purposes for the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund and the Bond Fund, primarily as a result of losses from wash sales which are not recognized for tax purposes until the corresponding shares are sold.

(10) DIVIDENDS AND DISTRIBUTIONS: Dividends and distributions to shareholders are recorded on the ex-dividend date.

(11) MULTI-CLASS OPERATIONS: With respect to the Growth Fund, the International Developed Fund, the Emerging Markets Fund and the M&C Balanced Fund, each class offered by these Funds has equal rights as to assets. Income, non-class specific expenses and realized and unrealized capital gains and losses are allocated to each class of shares based on the relative net assets of each class.

(12) ORGANIZATION COSTS: The Funds have reimbursed the Advisers for certain costs incurred in connection with the Funds' and the Company's organization. The costs were being amortized on a straight-line basis over five years, commencing on November 2, 1994 for the Growth Fund and the M&CBalanced Fund, September 21, 1995 for the CT Balanced Fund and June 30, 1998 for the Aggressive Growth Fund.

(13) USE OF ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

NOTE (B)  DIVIDENDS  FROM NET  INVESTMENT  INCOME AND  DISTRIBUTIONS  OF CAPITAL
GAINS: With respect to the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the M&C Balanced Fund and the CT Balanced Fund, dividends from net investment income are distributed quarterly and net realized gains from investment transactions, if any, are distributed to shareholders annually. With respect to the International Developed Fund and the Emerging Markets Fund, dividends from net investment income and net realized gains from investment transactions, if any, are distributed to shareholders annually. The Bond Fund distributes net investment income to shareholders monthly and capital gains, if any, are distributed annually. Prior to April 14, 2000, the Municipal Bond Fund declared and distributed its net investment income monthly. Effective April 14, 2000, the Municipal Bond Fund declares dividends daily and pays net investment income monthly and net realized gains, if any, annually. The Money Market Fund declares dividends daily from its net investment income. The Money Market Fund's dividends are payable monthly and are automatically reinvested in additional Fund shares, at the month-end net asset value, for those shareholders that have elected the reinvestment option. Differences in dividends per share between classes of the Growth Fund, the Growth & Income Fund, the International Developed Fund, the Emerging Markets Fund and the M&C Balanced Fund are due to different class expenses. In January 2000, the Funds provided tax information to shareholders for the 1999 calendar year.

Net investment income and realized gains and losses for federal income tax purposes may differ from that reported on the financial statements because of permanent book and tax basis differences. Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

NOTE (C) SHARES OF BENEFICIAL INTEREST: Each Fund is authorized to issue an unlimited number of shares of beneficial interest with no par value.

    ALLEGHANY FUNDS
-------------------
                                                                  APRIL 30, 2000

    NOTES TO FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

NOTE (D) INVESTMENT TRANSACTIONS: Aggregate purchases and proceeds from sales of investment securities (other than short-term investments) for the six months ended April 30, 2000 were:

                                AGGREGATE PURCHASES              PROCEEDS FROM SALES
                            U.S. GOVERNMENT     OTHER         U.S. GOVERNMENT    OTHER
                            --------------- --------------    --------------- ------------
Growth Fund .............     $        --   $1,067,716,479      $        --   $904,488,746
Growth & Income Fund ....              --       86,522,824               --     66,072,622
Talon Fund ..............              --        9,833,246               --     12,160,912
Small Cap Value Fund ....              --       52,963,889               --     53,706,413
Aggressive Growth Fund ..              --      178,403,924               --    123,794,638
International Developed
    Fund ................              --       26,262,312               --     67,739,390
Emerging Markets Fund ...              --        3,471,193               --      5,881,454
M&C Balanced Fund .......      17,129,945      120,149,983       17,323,033     56,564,634
CT Balanced Fund ........      15,370,634       41,622,113       10,405,442     41,367,031
Bond Fund ...............      24,407,204       20,960,160       28,564,235     10,721,897
Municipal Bond Fund .....              --        7,068,109               --      8,944,889


NOTE (E) ADVISORY, ADMINISTRATION AND DISTRIBUTION SERVICES AGREEMENTS: Under various Advisory Agreements with the Funds, each Adviser provides investment advisory services to the Funds. The Funds will pay advisory fees at the following annual percentage rates of the average daily net assets of each Fund:
0.80% on the first $800,000,000 of average daily net assets and 0.60% of average daily net assets over $800,000,000 for the Growth Fund, 0.70% for the Growth & Income Fund; 0.80% for the Talon Fund; 1.00% for the Small Cap Value Fund; 1.00% for the Aggressive Growth Fund; 0.85% for the International Developed Fund; 0.85% for the Emerging Markets Fund; 0.75% for the M&C Balanced Fund; 0.70% for the CT Balanced Fund; 0.55% for the Bond Fund; 0.60% for the Municipal Bond Fund; and 0.40% for the Money Market Fund. These fees are accrued daily and paid monthly.

For the one year period ending December 31, 2000, the Advisers have contractually undertaken to reimburse the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund (Class I and Class
N), the Emerging Markets Fund (Class I and Class N), and the Bond Fund, for operating expenses which cause total expenses to exceed 1.30%, 1.40%, 1.40%, 1.10%, 1.35%, 1.35%, 1.60%, and 0.74%, respectively. With respect to the Bond Fund, prior to February 15, 2000, total expenses were capped at 0.80%. The Advisers have voluntarily undertaken to reimburse the Growth Fund (Class I and Class N), the Growth & Income Fund, the M&C Balanced Fund (Class I and Class N), the CT Balanced Fund and the Municipal Bond Fund for operating expenses which cause total expenses to exceed 0.98%, 1.30%, 1.10%, 1.00%, 1.25%, 1.10%, and
0.10% respectively. The voluntary expense reimbursements may be terminated at the discretion of the Advisers.

For the six months ended April 30, 2000, the Advisers waived/reimbursed expenses of $19,258 for the Talon Fund, $19,925 for the Small Cap Value Fund, $31,010 for the Aggressive Growth Fund, $23,268 for the International Developed Fund, $37,790 for the Emerging Markets Fund, $111,890 for the Bond Fund and $88,324 for the Municipal Bond Fund.

Alleghany Investment Services Inc. ("AIS") serves as Administrator of the Funds. For services provided, AIS receives the following fees:

               ADMINISTRATION FEES                              CUSTODY LIAISON FEES
               -------------------                              --------------------
                                 AVERAGE
                                 -------
FEE (% OF FUNDS' AGGREGATE      DAILY NET                 ANNUAL FEE       AVERAGE DAILY NET ASSETS
--------------------------      ---------                 ----------       ------------------------
     DAILY NET ASSETS)           ASSETS                   (PER FUND)              (PER FUND)
     ----------------            ------                   ----------              ----------
          0.060             up to $2 billion               $10,000            up to $100 million
          0.050         $2 billion to $7 billion           $15,000       $100 million to $500 million
          0.045              over $7 billion               $20,000            over $500 million


PFPC Inc. ("PFPC"), formerly First Data Investor Services Group, Inc., serves as Sub-Administrator of the Funds and receives fees, which are paid to PFPC by the Administrator. Effective April 1, 2000, fees are based upon the following schedule:

   SUB-ADMINISTRATION FEES                          CUSTODY LIAISON FEES
   -----------------------                          --------------------
FEE (% OF FUNDS' AGGREGATE     AVERAGE DAILY              ANNUAL FEE
--------------------------     -------------              ----------
    DAILY NET ASSETS)           NET ASSETS                (PER FUND)
    -----------------           ----------                ---------
          0.045             up to $2 billion               $10,000
          0.040         $2 billion to $3 billion
          0.030         $3 billion to $8 billion
          0.025         $8 billion to $12 billion
          0.020             over  $12 billion


Prior to April 1, 2000, PFPC received fees as follows:

           SUB-ADMINISTRATION FEES                              CUSTODY LIAISON FEES
           -----------------------                              --------------------
                                 AVERAGE
                                 -------
FEE (% OF FUNDS' AGGREGATE      DAILY NET                 ANNUAL FEE       AVERAGE DAILY NET ASSETS
--------------------------      ---------                 ----------       ------------------------
     DAILY NET ASSETS)           ASSETS                   (PER FUND)              (PER FUND)
     ----------------            ------                   ----------              ----------
          0.060             up to $2 billion               $10,000            up to $100 million
          0.045         $2 billion to $3.5 billion         $15,000       $100 million to $500 million
          0.040             over $3.5 billion              $20,000             over $500 million


Provident Distributors, Inc. serves as principal underwriter and distributor of the Funds' shares. Pursuant to a Rule 12b-1 distribution plan (the "Plan") adopted by the Funds with respect to Class N Shares, the Growth Fund, the Growth & Income Fund, the Talon Fund, the Small Cap Value Fund, the Aggressive Growth Fund, the International Developed Fund, the Emerging Markets Fund, the M&C Balanced Fund, the CT Balanced Fund, the Bond Fund and the Municipal Bond Fund pay certain expenses associated with the distribution of their shares. Under the Plan, each Fund may pay actual expenses not exceeding, on an annual basis, 0.25% of each participating Fund's average daily net assets. The Class I Shares of the Growth Fund, the International Developed Fund, the Emerging Markets Fund and the M&C Balanced Fund and the Class N Shares of the Money Market Fund do not have distribution plans.

    ALLEGHANY FUNDS
-------------------
                                                                  APRIL 30, 2000

    NOTES TO FINANCIAL STATEMENTS - CONTINUED (UNAUDITED)
--------------------------------------------------------------------------------

For the six months ended April 30, 2000, the class specific expenses were:
                                                            REPORTS TO
                                 TRANSFER AGENT FEES    SHAREHOLDER EXPENSE
                                 -------------------    -------------------
                                  CLASS N    CLASS I    CLASS N     CLASS I
                                  -------    -------    -------     -------
Growth Fund ....................  $248,082    $  --     $58,311     $22,667
International Developed Fund ...        --       --         363       4,463
Emerging Markets Fund ..........        --       --         118         921
M&C Balanced Fund ..............     4,171       --       3,934       2,029


Certain officers and Trustees of the Company are also officers and directors of Chicago Trust. The Company does not compensate its officers or affiliated Trustees. Effective January 1, 2000, the Company pays each unaffiliated Trustee $3,500 per Board of Trustees' meeting attended and an annual retainer of $3,500 and reimburses each unaffiliated Trustee for out-of-pocket expenses.

NOTE (F) SUBSEQUENT EVENTS: Alleghany/Veredus SciTech Fund is currently in registration with the Securities and Exchange Commission with an anticipated commencement date on or about June 30, 2000.

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

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
GUIDE TO SHAREHOLDER BENEFITS
--------------------------------------------------------------------------------
We're delighted to offer all Alleghany Funds shareholders a variety of services and convenient options. To receive more information about any of these benefits, simply call a Shareholder Services Representative Monday through Friday, 9 a.m.
- 7 p.m. ET.

THE EASY WAY TO GROW YOUR ACCOUNT: START AN AUTOMATIC INVESTMENT PLAN(1)

Systematic investing is an easy, effortless way to help reach any investment goal. Just choose a fixed amount, and we'll automatically deduct it from your checking or savings account on a regular schedule and invest it in your Alleghany Funds account. The service is free, and the minimum initial investment is $50.

COMPOUND YOUR EARNINGS WITH AUTOMATIC DIVIDEND REINVESTMENT

By automatically reinvesting dividends into your Alleghany Funds account, your profits can mount. Monthly and quarterly dividends and annual capital gain distributions are reinvested at no charge.

FREE, FLEXIBLE EXCHANGE PRIVILEGES

As your personal needs change, so can your Alleghany Funds investment. Transfers between our funds are free of charge, and it only takes a telephone call.

LOW MINIMUM INITIAL INVESTMENTS

The minimum initial investment for all Alleghany Funds is just $2,500 ($500 for IRAs). And subsequent investments can be as low as $50.

FREE CHECK WRITING SERVICES AVAILABLE

If you are an investor in Alleghany/Chicago Trust Money Market Fund, you can take advantage of free check writing privileges. Checks must be written for $500 or more.

ACCESS INFORMATION AND MAKE TRANSACTIONS ONLINE AT OUR WEB SITE

You can access account balances, obtain fund information and make transactions online 24 hours a day, 7 days a week -- in complete security. Alleghany Funds was among the first mutual fund companies to provide these capabilities.

(1) Periodic investment plans involve continuous investments in securities regardless of price. You should consider your financial ability to continue to purchase shares through periods of both high and low price levels. This plan does not assure a profit and does not protect against loss in declining markets.

--------------------------------------------------------------------------------
                             www.AlleghanyFunds.com
--------------------------------------------------------------------------------

Our Shareholder Services Line Is at Your Service 24 Hours a Day
--------------------------------------------------------------------------------
                                  800 992-8151

Shareholder Services Representatives are available to assist you Monday - Friday 9 a.m. to 7 p.m., ET. Or, call any time, day or night, for automated account information to make exchanges or check fund performance.

[GRAPHIC OF ALLEGHANY FUNDS LOGO OMITTED]

--------
TRUSTEES
--------------------------------------------------------------------------------
  Leonard F. Amari*
  Stuart D. Bilton, Chairman
  Dorothea C. Gilliam
  Robert Kushner*
  Gregory T. Mutz*
  Robert Scherer*
  Nathan Shapiro*
  Denis Springer*

  *UNAFFILIATED TRUSTEE

--------
ADVISORS
--------------------------------------------------------------------------------
  The Chicago Trust Company
  171 North Clark Street
  Chicago, IL 60601

  Montag & Caldwell, Inc.
  3455 Peachtree Road, NE, Suite 1200
  Atlanta, GA 30326

  Veredus Asset Management LLC
  6900 Bowling Boulevard, Suite 250
  Louisville, KY 40207

  Blairlogie Capital Management
  125 Princes Street
  Edinburgh EH2 4AD
  Scotland

--------------------
SHAREHOLDER SERVICES
--------------------------------------------------------------------------------
  PFPC Inc.
  4400 Computer Drive
  Westborough, MA 01581

-----------
DISTRIBUTOR
--------------------------------------------------------------------------------
  Provident Distributors, Inc.
  3200 Horizon Drive
  King of Prussia, PA 19406

--------
OFFICERS
--------------------------------------------------------------------------------
  Kenneth C. Anderson, President
  Debra Bunde Reams, Vice President
  Gerald F. Dillenburg, Vice President,
     Secretary and Treasurer
  Laura M. Hlade, Assistant Treasurer

---------
CUSTODIAN
--------------------------------------------------------------------------------
  Bankers Trust
  One Bankers Trust Place
  New York, NY 10001

  State Street Bank and Trust
  801 Pennsylvania Avenue
  Kansas City, MO 64105

-------------
LEGAL COUNSEL
--------------------------------------------------------------------------------
  Vedder, Price, Kaufman & Kammholz
  222 N. LaSalle Street
  Chicago, IL 60601

-------
AUDITOR
--------------------------------------------------------------------------------
  KPMG LLP
  303 East Wacker Drive
  Chicago, IL 60601


THIS REPORT IS SUBMITTED FOR GENERAL INFORMATION TO THE SHAREHOLDERS OF THE FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS IN THE FUNDS UNLESS PRECEDED OR ACCOMPANIED BY AN EFFECTIVE PROSPECTUS WHICH INCLUDES DETAILS REGARDING THE FUNDS' OBJECTIVES, POLICIES, EXPENSES AND OTHER INFORMATION.

                                                                   AG07 04/30/00